UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-04642

Virtus Variable Insurance Trust

(Exact name of registrant as specified in charter)

One Financial Plaza

Hartford, CT 06103-4506

(Address of principal executive offices) (Zip code)

Jennifer S. Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 367-5877

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT
VIRTUS VARIABLE INSURANCE TRUST

December 31, 2018
Virtus Duff & Phelps International Series
Virtus Duff & Phelps Real Estate Securities Series
Virtus KAR Capital Growth Series
Virtus KAR Small-Cap Growth Series
Virtus KAR Small-Cap Value Series*
Virtus Newfleet Multi-Sector Intermediate Bond Series
Virtus Rampart Enhanced Core Equity Series
Virtus Strategic Allocation Series
*Prospectus supplement applicable to this Series appears at the back of this annual report.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may no longer receive paper copies of the Series’ shareholder reports from your insurance company unless you specifically request paper copies from the insurance company. If your insurance company elects to use this method of delivery, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.
You may elect to receive all future shareholder reports in paper free of charge from the insurance company. (Please note that the Series will incur additional expenses when printing and mailing any paper shareholder reports, and Series expenses pass indirectly to all shareholders.) You can do so by contacting the insurance company. Your election to receive reports in paper likely will apply to all of the funds available in your insurance product, but you should ask your insurance company whether this is the case.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Table of Contents
Message to Shareholders		1
Disclosure of Fund Expenses		2
Key Investment Terms		4
Series	Series Summary	Schedule of Investments
Virtus Duff & Phelps International Series (“Duff & Phelps International Series”)	7	28
Virtus Duff & Phelps Real Estate Securities Series (“Duff & Phelps Real Estate Security Series”)	9	30
Virtus KAR Capital Growth Series (“KAR Capital Growth Series”)	12	31
Virtus KAR Small-Cap Growth Series (“KAR Small-Cap Growth Series”)	15	33
Virtus KAR Small-Cap Value Series (“KAR Small-Cap Value Series”)	17	34
Virtus Newfleet Multi-Sector Intermediate Bond Series (“Newfleet Multi-Sector Intermediate Bond Series”)	19	35
Virtus Rampart Enhanced Core Equity Series (“Rampart Enhanced Core Equity Series”)	21	47
Virtus Strategic Allocation Series (“Strategic Allocation Series”)	24	54
Statements of Assets and Liabilities		64
Statements of Operations		67
Statements of Changes in Net Assets		70
Financial Highlights		73
Notes to Financial Statements		77
Report of Independent Registered Public Accounting Firm		91
Tax Information Notice		92
Consideration of Advisory and Subadvisory Agreements by the Board of Trustees		93
Fund Management Tables		97
Proxy Voting Procedures and Voting Record (Form N-PX)
The subadvisers vote proxies, if any, relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees”, or the “Board”). You may obtain a description of these procedures, along with information regarding how the Series voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.
Form N-Q Information
The Trust files a complete schedule of portfolio holdings for each Series with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

MESSAGE TO SHAREHOLDERS
To Virtus Variable Insurance Trust Investors:
I am pleased to present this annual report that reviews the performance of your series for the 12 months ended December 31, 2018.
U.S. economic growth and strong corporate earnings were consistent themes for much of 2018, which began on an optimistic note following the sweeping tax overhaul signed into law at the end of 2017. As growth heated up, inflation fears ushered in the return of volatility after being conspicuously absent for more than a year. At the same time, the persistent strength of the economy moved the Federal Reserve to hike interest rates four times during 2018, ending at 2.50% as of December 20, the highest level in more than a decade. Volatility spiked dramatically in December amid investor fears of rising interest rates and a potential global growth slowdown.
Despite a positive start to 2018, world equity markets turned negative in the last few months of the year, giving back their gains from the previous nine months. For the 12 months ended December 31, 2018, U.S. large-cap stocks, as measured by the S& P 500® Index, declined 4.38%, while small-cap stocks lost 11.01%, as measured by the Russell 2000® Index. Internationally, developed markets were down 13.79%, as measured by the MSCI EAFE® Index (net), while emerging markets declined 14.58%, as measured by the MSCI Emerging Markets Index.
In fixed income markets, the yield on the 10-year Treasury steadily climbed, to reach 2.69% at December 31, 2018, up from 2.40% at December 31, 2017. The broader U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks Treasuries and other investment-grade debt securities, was flat, with a return of 0.01% for the 12 months. Non-investment grade bonds slipped into negative territory and declined 2.08%, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.
These last few months of market uncertainty serve as a reminder of the importance of portfolio diversification, including exposure to traditional and alternative asset classes. While diversification cannot guarantee a profit or prevent a loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your variable investment portfolio is adequately diversified across asset classes and investment strategies.
On behalf of our investment affiliates, thank you for entrusting the Virtus Funds with your assets. Should you have questions about your account or require assistance, please visit Virtus.com, or call our customer service team at 800-367-5877. We appreciate your business and remain committed to your long-term financial success.
Sincerely,
George R. Aylward
President, Virtus Mutual Funds
February 2019
Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

VIRTUS VARIABLE INSURANCE TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited)
FOR THE SIX-MONTH PERIOD OF July 1, 2018 TO December 31, 2018
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Variable Insurance Trust Series (each, a “Series”), you may incur ongoing costs, including investment advisory fees and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Series and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratios may be different from the expense ratios in the Financial Highlights which are for the fiscal year ended December 31, 2018.
Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the accompanying tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
		Beginning Account Value July 1, 2018	Ending Account value December 31, 2018	Annualized Expense Ratio	Expenses Paid During Period*
Duff & Phelps International Series
	Class A	$ 1,000.00	$ 835.60	$ 1.18	$ 5.46
	Class I	1,000.00	836.50	0.93	4.30
Duff & Phelps Real Estate Securities Series
	Class A	1,000.00	926.70	1.16	5.63
	Class I	1,000.00	927.40	0.91	4.42
KAR Capital Growth Series
	Class A	1,000.00	846.30	1.03	4.79
KAR Small-Cap Growth Series
	Class A	1,000.00	896.80	1.19	5.69
	Class I	1,000.00	897.90	0.94	4.50
KAR Small-Cap Value Series
	Class A	1,000.00	851.70	1.20	5.60
Newfleet Multi-Sector Intermediate Bond Series
	Class A	1,000.00	991.70	0.93	4.67
	Class I	1,000.00	993.30	0.68	3.42
Rampart Enhanced Core Equity Series
	Class A	1,000.00	912.40	0.98	4.72
Strategic Allocation Series
	Class A	1,000.00	903.30	0.98	4.70

*	Expenses are equal to the relevant Series’ annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
For Series which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expense ratios would have been higher.
You can find more information about a Series’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Series’ prospectus.

VIRTUS VARIABLE INSURANCE TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)
FOR THE SIX-MONTH PERIOD OF July 1, 2018 TO December 31, 2018
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on each Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.
		Beginning Account Value July 1, 2018	Ending Account value December 31, 2018	Annualized Expense Ratio	Expenses Paid During Period*
Duff & Phelps International Series
	Class A	$ 1,000.00	$ 1,019.26	$ 1.18	$ 6.01
	Class I	1,000.00	1,020.52	0.93	4.74
Duff & Phelps Real Estate Securities Series
	Class A	1,000.00	1,019.36	1.16	5.90
	Class I	1,000.00	1,020.62	0.91	4.63
KAR Capital Growth Series
	Class A	1,000.00	1,020.01	1.03	5.24
KAR Small-Cap Growth Series
	Class A	1,000.00	1,019.21	1.19	6.06
	Class I	1,000.00	1,020.47	0.94	4.79
KAR Small-Cap Value Series
	Class A	1,000.00	1,019.16	1.20	6.11
Newfleet Multi-Sector Intermediate Bond Series
	Class A	1,000.00	1,020.52	0.93	4.74
	Class I	1,000.00	1,021.78	0.68	3.47
Rampart Enhanced Core Equity Series
	Class A	1,000.00	1,020.27	0.98	4.99
Strategic Allocation Series
	Class A	1,000.00	1,020.27	0.98	4.99

*	Expenses are equal to the relevant Series’ annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
For Series which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expense ratios would have been higher.
You can find more information about a Series’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Series’ prospectus.

VIRTUS VARIABLE INSURANCE TRUST
KEY INVESTMENT TERMS (Unaudited)
December 31, 2018
American Depositary Receipt (“ADR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Bloomberg Barclays U.S. Aggregate Bond Index
The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg Barclays U.S. Corporate High Yield Bond Index
The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Composite Index for Strategic Allocation Series
The Composite Index for Strategic Allocation Series consists of 45% Russell 1000® Growth Index (a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies, calculated on a total return basis with dividends reinvested), 15% MSCI EAFE® Index (net) (a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada, calculated on a total return basis with net dividends reinvested) and 40% Bloomberg Barclays U.S. Aggregate Bond Index (an index that measures the U.S. investment grade fixed rate bond market, calculated on a total return basis). The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment. Performance of the Composite Index for Strategic Allocation Series prior to 9/7/2016 represents an allocation consisting of 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.
Exchange-Traded Fund (“ETF”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Federal Reserve (the “Fed”)
The Central Bank of the U.S., responsible for controlling the money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches, and all national and state banks that are part of the system.
FTSE NAREIT Equity REITs Index
The FTSE NAREIT Equity REITs Index is a free-float market capitalization-weighted index measuring equity tax-qualified real estate investment trusts, which meet minimum size and liquidity criteria, that are listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
London Interbank Offered Rate (LIBOR)
A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
MSCI EAFE® Index (net)
The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI Emerging Markets Index (net)
The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

VIRTUS VARIABLE INSURANCE TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued) December 31, 2018
Payment-in-Kind Security (“PIK”)
A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.
Price-Earnings Ratio (“P/E Ratio”)
The price-to-earnings ratio indicates the dollar amount an investor can expect to invest in a company in order to receive one dollar of that company’s earnings. This is why the P/E is sometimes referred to as the price multiple because it shows how much investors are willing to pay per dollar of earnings.
Real Estate Investment Trust (“REIT”)
A publicly traded company that owns, develops, and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers, and other commercial properties.
Russell 1000® Growth Index
The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell 2000® Growth Index
The Russell 2000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell 2000® Index
The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell 2000® Value Index
The Russell 2000® Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Same Store Net Operating Income Growth (“Same Store NOI Growth”)
Same Store NOI Growth means the growth in revenue generated by a retail chain’s existing outlets over a certain period (often a fiscal quarter or a particular shopping season), compared to an identical period in the past. For REITs the calculation is simply the growth in net operating income for properties that have been open for longer than one year. Net operating income is the annual income generated by an income-producing property after taking into account all income collected from operations, and deducting all expenses incurred from operations.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
S&P 500® Growth Index
The S&P 500® Growth Index represents the growth companies of the S&P 500® Index, tracking the growth companies of the S&P 500® Index as identified by three factors: three year earnings per share growth rate, three year sales per share growth rate, and momentum (12-month change in price). The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

VIRTUS VARIABLE INSURANCE TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued) December 31, 2018
Sponsored ADR (American Depositary Receipt)
An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange (“NYSE”).
Treasury Yield
The return on investment, expressed as a percentage, on the U.S. government’s debt obligations (bonds, notes and bills). The Treasury yield is considered a bellwether of the U.S. economy; the higher the yields on 10-, 20- and 30-year Treasuries, the better the economic outlook.
U.S. Dollar Index®
The U.S. Dollar Index® is a geometrically-averaged calculation of the following six currencies weighted against the U.S. dollar: the euro, Japanese yen, British pound, Canadian dollar, Swedish krona and Swiss franc. The index is compiled by ICE Futures U.S., Inc. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Yankee bonds
Yankee bonds are dollar-denominated instruments issued in the U.S. market by foreign branches of U.S. banks and U.S. branches of foreign banks.

Duff & Phelps International Series
Series Summary (Unaudited)
Portfolio Manager Commentary by Duff & Phelps Investment Management Co. (“Duff & Phelps”)
The Series is diversified and has an investment objective of high total return consistent with reasonable risk. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2018, the Series’ Class A shares at NAV returned -16.67% and Class I shares at NAV returned -16.44%. For the same period, the MSCI EAFE® Index (net), which serves as the Series’ broad-based and style-specific benchmark appropriate for comparison, returned -13.79%.
All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the international equity markets perform during the fiscal year ended December 31, 2018?
International equity markets, as represented by the MSCI EAFE® Index (net), delivered a return of -13.79% for the 12-month period. The third quarter was the only one with positive returns, and the fourth quarter ended the year with an emphatically negative exclamation point. Investors worried about multiple factors including a potential slowdown in economic growth and corporate profits, uncertainty surrounding U.S. Federal Reserve (the “Fed”) policy, unresolved U.S.-China trade issues, a lower commodity market led downward by oil, and poor year-end liquidity.
What factors affected the Series’ performance during its fiscal year?
Both sector allocation and security selection detracted from the Series’ performance for the fiscal year ended December 31, 2018, with security selection having a slightly greater impact. On a sector performance basis, only one of the 11 market sectors posted positive returns, exemplifying the widespread nature of international equity market turmoil during the period.
The Series’ health care holdings had a challenging year, detracting 1.57% on a relative basis for the 12-month period. This was due primarily to unfavorable security selection (particularly Bayer and Allergan) and the adverse effect of being underweight the sector as it outperformed the index. The second largest detractor at the sector level was industrials, also primarily due to security selection (especially Easyjet and Golden Ocean). The third largest detractor was utilities, due to both security selection and the Series’ underweight position.
On the positive side, the Series’ financial sector investments contributed 0.71% to relative performance for the year, due to favorable security selection (particularly DBS Group and China Construction Bank). The second largest contributor at the sector level was consumer staples, due to security selection (especially Mowi). The third largest contributor was consumer discretionary, also due to security selection.
Going into the fourth quarter of the fiscal year, the best relative values were to be found in high quality cyclically oriented companies. These stocks were poised to benefit the most from a sustained global growth trend, and we positioned the Series’ holdings to exploit this trend accordingly. Unfortunately, market sentiment turned on a dime in the fourth quarter, in a way that few market pundits had predicted.
As the year ended, a litany of fears around U.S.-China relations, Fed policy, and the sustainability of global economic fundamentals dramatically reversed market sentiment. Volatility spiked during the fourth quarter of 2018, with the more cyclical names bearing the brunt.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.
Prospectus: For additional information on risks, please see the Series’ prospectus.
Asset Allocations
The following table presents asset allocations within certain sectors as a percentage of total investments as of December 31, 2018.
Financials	26%
Industrials	19
Information Technology	14
Energy	9
Consumer Discretionary	8
Materials	7
Consumer Staples	6
Other	11
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Duff & Phelps International Series (Continued)
Average Annual Total Returns1 for periods ended 12/31/18

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A Shares at NAV[2]	-16.67%	-3.94%	4.52%	—%	—
Class I Shares at NAV[2]	-16.44	-3.70	—	-3.07	4/30/13
MSCI EAFE® Index (net)	-13.79	0.53	6.32	2.33 [3]	—
Series Expense Ratios[4]: Class A Shares: Gross 1.21%, Net 1.18%; Class I Shares: Gross 0.96%, Net 0.93%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.
[3]	The since inception index return is from the inception date of Class I shares.
[4]	The expense ratios of the Series, are set forth according to the prospectus for the Series effective April 30, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expenses: Expenses reduced by a contractual fee waiver, in effect through April 30, 2020. Gross Expenses: Do not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with underlying funds.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2008 for Class A shares. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Duff & Phelps Real Estate Securities Series
Series Summary (Unaudited)
Portfolio Manager Commentary by Duff & Phelps Investment Management Co.
The Series is diversified and has investment objectives of capital appreciation and income with approximately equal emphasis. There is no guarantee that the Fund will meet its objectives.
■	For the fiscal year ended December 31, 2018, the Series’ Class A shares at NAV returned -6.53% and Class I shares at NAV returned -6.36%. For the same period, the FTSE NAREIT Equity REITs Index, which serves as the Series’ broad-based and style-specific benchmark appropriate for comparison, returned -4.62%.
All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Series’ fiscal year ended December 31, 2018?
In a challenging environment for financial markets, real estate investment trusts (REITs), as measured by the FTSE Nareit Equity REITs Index, outperformed the broader market in the fourth quarter, including in the month of December, and finished roughly in line with the broader market for the year. For the quarter, the S&P 500® Index delivered a -13.5% return, while REITs delivered a -6.7% return. The month of December was the worst finish for the broader market since World War II. For the full year, REITs delivered a -4.6% return versus -4.4% for the S&P 500® Index.
Numerous economic and geopolitical factors contributed to the tough finish to the year for the broader market and, to a lesser extent, for REITs. These included the impact of trade tariffs on the global economy and China in particular, broader market concerns about earnings growth, the Federal Reserve’s (the Fed’s) December actions and messaging, confidence in elected officials, and the U.S. government shutdown.
There had been some expectation that the Fed would appear more accommodative to global growth concerns, including the negative impact from trade tariffs with China, at its December meeting. Instead, the Fed elected to increase rates for the fourth time in 2018 despite the growth concerns. It also articulated two probable rate increases in 2019, as well as ongoing unwinding of its balance sheet.
The fourth quarter equity market selloff led to significant discounts for REITs versus private market valuations. At the same time, capital continued to be raised for private real estate funds, boosting the potential of mergers and acquisitions (M&A), as real estate is now priced notably cheaper on Wall Street than it is on Main Street.
While growth rates in earnings for the broader market were called into question, REITs had a solid third quarter earnings season. Most companies beat or raised 2018 earnings guidance, or both. As measured by Evercore ISI, REITs posted same store net operating income growth of 3.1% in the third quarter of 2018, a level of organic growth which has been consistent over the past four quarters. This visible organic growth highlights the durable cash flow and earnings drivers for REITs. In addition, REITs continued to prune their portfolios by selling properties to private real estate funds at attractive prices. This allowed them to strengthen their balance sheets further, while positioning themselves to redeploy capital into new opportunities such as redevelopment, development, acquisitions, or share buybacks.
What factors affected the Series’ performance during its fiscal year?
For the fiscal year, the Series benefited from security selection. Property sector allocation detracted and led the Series to lag its style-specific benchmark for the fiscal year ended December 31, 2018.
Freestanding retail, manufactured homes, and health care delivered the best total returns over the 12-month period. The bottom-performing property sectors for the year included shopping centers, office, and data centers.
More defensive areas within the broader market outperformed for the fourth quarter and the year, just as they did within REITs. Health care cash flows and price-earnings ratios moved considerably higher amid a combination of downward earnings estimates, operator and supply challenges, and some events which became catalysts. Health care faced operator challenges within senior housing and skilled nursing facilities, increased labor costs and margin pressures, and excess supply concerns in senior housing. Catalysts beyond a move to a defensive environment included M&A, portfolio transformations, and operator renegotiations, even if dilutive. Freestanding retail also experienced expansion of price-earnings ratios, and took advantage of share appreciation to issue equity to fund acquisitions, experiencing modest downward earnings revisions on the year.
The most significant individual positive contributor to relative performance during the Series’ fiscal year was an underweight allocation to and security selection within regional malls, which lagged, followed by an overweight allocation and security selection in the outperforming manufactured homes sector. Security selection within data centers was the Series’ third largest positive contributor.
The most significant detractor from relative performance during the Series’ fiscal year was an underweight allocation and security selection within health care, which struggled as mentioned above. The second largest detractor was an underweight allocation and security selection within freestanding retail, as the sector outperformed materially in the defensive environment. Lodging was the third largest detractor due to security selection and a modest overweight allocation, as the sector lagged in the defensive environment of late 2018.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Industry/Sector Concentration: A series that focuses its investments in a particular industry or sector will
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Duff & Phelps Real Estate Securities Series (Continued)
be more sensitive to conditions that affect that industry or sector than a non-concentrated series.
Real Estate: The Series may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.
Prospectus: For additional information on risks, please see the Series’ prospectus.
Asset Allocations
The following table presents asset allocations within certain sectors as a percentage of total investments as of December 31, 2018.
Apartments	21%
Office	19
Industrial	12
Data Centers	9
Lodging / Resorts	8
Self Storage	8
Shopping Centers	7
Other (includes short-term investment)	16
Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Duff & Phelps Real Estate Securities Series (Continued)
Average Annual Total Returns1 for periods ended 12/31/18

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A Shares at NAV[2]	-6.53%	7.35%	11.82%	—%	—
Class I Shares at NAV[2]	-6.36	7.61	—	4.62	4/30/13
FTSE NAREIT Equity REITs Index	-4.62	7.90	12.12	4.71 [3]	—
Series Expense Ratios[4]: Class A Shares: Gross 1.21%, Net 1.16%; Class I Shares: Gross 0.96%, Net 0.91%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.
[3]	The since inception index return is from the inception date of Class I shares.
[4]	The expense ratios of the Series, are set forth according to the prospectus for the Series effective April 30, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expenses: Expenses reduced by a contractual fee waiver, in effect through April 30, 2020. Gross Expenses: Do not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with underlying funds.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2008 for Class A shares. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Capital Growth Series
Series Summary (Unaudited)
Portfolio Manager Commentary by Kayne Anderson Rudnick Investment Management, LLC
The Series is diversified and has an investment objective of long-term growth of capital. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2018, the Series’ Class A shares at NAV returned -7.25%. For the same period, the Russell 1000® Growth Index, which serves as the Series’ broad- based and style-specific benchmark appropriate for comparison, returned -1.51%.
All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Series’ fiscal year ended December 31, 2018?
The year 2018 proved to be challenging for investors. After a strong 2017, global equity markets began 2018 on a positive note, but experienced a dramatic change in sentiment in the latter half of the year. The last three months were particularly tough, with the stock market suffering notably. Virtually all domestic equity categories saw fourth-quarter returns wipe out their gains from the first nine months of the year.
The S&P 500® Index closed the year in negative territory at -4.38%, a sharp reversal of its double-digit gains in 2017. The S&P 500® Growth Index was flat for the year (-0.01%), outperforming its value counterpart, which fell 8.95%. International stocks fared poorly as well, with the MSCI EAFE® Index down 13.79% and the MSCI Emerging Markets Index losing 14.58% for the year.
The Russell 1000® Growth Index fell 1.51% in 2018, again a stark turnaround from its 2017 gain in excess of 30%. The utilities sector was the best performer, up 9.15%. Other positive sectors included consumer discretionary (5.22%) and information technology (4.48%). Sectors that saw losses were energy
(-29.91%), materials (-14.61%), and communication services (-11.11%).
Throughout 2018, a disconnect became apparent between the market’s expectations for growth in 2019-2020 and those of the Federal Reserve (the Fed). Equity, bond, and commodity investors priced in much slower growth—perhaps even a recession—for this year and next, while the Fed focused on immediate conditions, which were primarily still solid.
What factors affected the Series’ performance during its fiscal year?
The Series underperformed the Russell 1000® Growth Index for the 12 months ended December 31, 2018. Performance was hurt by weak stock selection in the consumer discretionary and consumer staples sectors. Losses were partially offset by strong stock selection in industrials and materials.
The stocks that contributed the most to the year’s gains were Workday and Paycom Software.
Cloud providers like Workday have disrupted the market once dominated by SAP and Oracle by lowering total cost of ownership while improving performance and functionality through regular updates delivered in the cloud. After spending years to build up its capabilities to offer financials, and after buying Adaptive Insights to offer planning, Workday now has a complete suite of enterprise resource planning (ERP) capabilities.
After a lull in new sales office openings in 2017, Paycom ramped them up in 2018, which contributed to a re-acceleration of growth. Paycom also has developed a differentiated mobile offering that increases user engagement, which we believe drives customer value and retention, as well as the potential to sell more products.
The holdings that detracted the most from performance were Facebook and NVIDIA.
Hyper-negative headlines continued to haunt social media titan Facebook. Following the Cambridge Analytica scandal, in which the company allowed unauthorized access to information on users and their friends, Facebook disclosed it had suffered a data breach, and a high-ranking Facebook executive was seen at Brett Kavanaugh’s incendiary Senate committee hearing. In the fourth quarter of 2018, Facebook also admitted it had allowed other companies to read users’ private messages, and was slapped with a lawsuit from Washington D.C.’s attorney general. It was highly encouraging that, in the most recent quarter, the negative headlines did not seem to be affecting advertising spend or user engagement. We bought back a small amount of the shares we had sold.
NVIDIA is the dominant player in the duopolistic graphics processing unit (GPU) market. Its roots are in the still-healthy gaming market, but NVIDIA now has three new and powerful long-term growth drivers: datacenters, auto, and virtual reality (VR). While the largest and most sophisticated tech companies were reorienting their businesses around GPU-enabled artificial intelligence (AI), NVIDIA’s gaming segment appeared to be struggling under tough competition from the crypto-currency mining boom. GPU chips are key components of mining rigs, and the company twice underestimated how much cryptos were driving sales of gaming chips.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Industry/Sector Concentration: A series that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated series.
Limited Number of Investments: Because the Series has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated series.
Prospectus: For additional information on risks, please see the Series’ prospectus.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Capital Growth Series (Continued)
Asset Allocations
The following table presents asset allocations within certain sectors as a percentage of total investments as of December 31, 2018.
Consumer Discretionary	27%
Information Technology	24
Communication Services	14
Health Care	10
Industrials	8
Financials	8
Consumer Staples	3
Other	6
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Capital Growth Series (Continued)
Average Annual Total Returns1 for periods ended 12/31/18

	1 Year	5 Years	10 Years
Class A Shares at NAV[2]	-7.25%	8.84%	12.34%
Russell 1000® Growth Index	-1.51	10.40	15.29
Series Expense Ratios[3]: Class A Shares: Gross 1.13%, Net 1.03%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.
[3]	The expense ratios of the Series, are set forth according to the prospectus for the Series effective April 30, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expenses: Expenses reduced by a contractual fee waiver, in effect through April 30, 2020. Gross Expenses: Do not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with underlying funds.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2008 for Class A shares. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Small-Cap Growth Series
Series Summary (Unaudited)
Portfolio Manager Commentary by Kayne Anderson Rudnick Investment Management, LLC
The Series is diversified and has an investment objective of long-term capital growth. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2018, the Series’ Class A shares at NAV returned 11.66% and Class I shares at NAV returned 11.95%. For the same period, the Russell 2000® Growth Index, which serves as the Series’ broad-based and style-specific benchmark appropriate for comparison, returned -9.31%.
All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Series’ fiscal year ended December 31, 2018?
The year 2018 proved to be challenging for investors. After a strong 2017, global equity markets began 2018 on a positive note, but experienced a dramatic change in sentiment in the latter half of the year. The last three months were particularly tough, with the stock market suffering notably. Virtually all domestic equity categories saw fourth-quarter returns wipe out their gains from the first nine months of the year.
The S&P 500® Index closed the year in negative territory at -4.38%, a sharp reversal of its double-digit gains in 2017. The S&P 500® Growth Index was flat for the year (-0.01%), outperforming its value counterpart, which fell 8.95%. International stocks fared poorly as well, with the MSCI EAFE® Index down 13.79% and the MSCI Emerging Markets Index losing 14.58% for the year.
The Russell 2000® Growth Index fell 9.31% in 2018. Energy was the worst performing sector within the index, losing 44.80%. Other detractors included materials & processing (-26.85%) and producer durables (-16.88%). Technology was the only sector that posted a positive return for the year.
Throughout 2018, a disconnect became apparent between the market’s expectations for growth in 2019-2020 and those of the Federal Reserve (the Fed). Equity, bond, and commodity investors priced in much slower growth—perhaps even a recession—for this year and next, while the Fed focused on immediate conditions, which were primarily still solid.
What factors affected the Series’ performance during its fiscal year?
The Series outperformed the Russell 2000® Growth Index for the 12 months ended December 31, 2018. The Series beat the benchmark in every sector category, including in technology and producer durables, thanks to strong stock selection.
From an individual stock perspective, the holdings that contributed the most to performance were Autohome and Fox Factory.
Autohome’s shares rose on high profit growth after management exited an unprofitable business segment. The company’s core subscription and advertising businesses continued to prosper during the period.
The Fox business continued to perform well as it posted revenue growth in each of its reportable segments and expanded its gross margins. We believe the growth indicates that the company has a strong brand and investors endorse its efforts to drive ongoing growth by pursuing premium and higher performance products.
The stocks that detracted the most from performance were Omega Flex and Emerald Expositions Events.
Shares of Omega Flex lagged due to investor concerns about the company’s exposure to the slowing residential housing construction segment. In October 2018, Omega Flex once again reported excellent operating results driven by solid top-line growth and margin expansion. Omega Flex remained a solid free-cash-flow generator, maintaining a cash-rich, debt-free balance sheet and returning excess cash to shareholders in the form of regular cash dividends. Our investment thesis in Omega Flex remains intact, and we continue to hold the stock.
Emerald encountered organic revenue shrinkage in the third quarter of 2018, and structural issues surfaced regarding the cost to attend traditional tradeshows relative to the value they provide. As e-commerce and direct-to-consumer platforms influence distribution models, we believe the value proposition and competitive stance of tradeshows has deteriorated. We exited our position in the stock.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Industry/Sector Concentration: A series that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated series.
Limited Number of Investments: Because the Series has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated series.
Prospectus: For additional information on risks, please see the Series’ prospectus.
Asset Allocations
The following table presents asset allocations within certain sectors as a percentage of total investments as of December 31, 2018.
Information Technology	23%
Communication Services	19
Industrials	18
Financials	18
Consumer Discretionary	9
Health Care	6
Consumer Staples	5
Other (includes securities lending collateral)	2
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Small-Cap Growth Series (Continued)
Average Annual Total Returns1 for periods ended 12/31/18

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A Shares at NAV[2]	11.66%	16.05%	18.25%	—%	—
Class I Shares at NAV[2]	11.95	16.35	—	19.07	4/30/13
Russell 2000® Growth Index	-9.31	5.13	13.52	9.07 [3]	—
Series Expense Ratios[4]: Class A Shares: Gross 1.31%, Net 1.20%; Class I Shares: Gross 1.06%, Net 0.95%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.
[3]	The since inception index return is from the inception date of Class I shares.
[4]	The expense ratios of the Series, are set forth according to the prospectus for the Series effective April 30, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expenses: Expenses reduced by a contractual fee waiver, in effect through April 30, 2020. Gross Expenses: Do not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with underlying funds.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2008 for Class A shares. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Small-Cap Value Series
Series Summary (Unaudited)
Portfolio Manager Commentary by Kayne Anderson Rudnick Investment Management, LLC
The Series is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2018, the Series’ Class A shares at NAV returned -15.88%. For the same period, the Russell 2000® Value Index, which serves as the Series’ broad-based and style-specific benchmark appropriate for comparison, returned -12.86%.
All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Series’ fiscal year ended December 31, 2018?
The year 2018 proved to be challenging for investors. After a strong 2017, global equity markets began 2018 on a positive note, but experienced a dramatic change in sentiment in the latter half of the year. The last three months were particularly tough, with the stock market suffering notably. Virtually all domestic equity categories saw fourth-quarter returns wipe out their gains from the first nine months of the year.
The S&P 500® Index closed the year in negative territory at -4.38%, a sharp reversal of its double-digit gains in 2017. The S&P 500® Growth Index was flat for the year (-0.01%), outperforming its value counterpart, which fell 8.95%. International stocks fared poorly as well, with the MSCI EAFE® Index down 13.79% and the MSCI Emerging Markets Index losing 14.58% for the year.
The Russell 2000® Value Index fell 12.87% in 2018. All sectors within the index except utilities posted losses, led by energy, which declined 35.37%. Other sectors that exhibited weakness included materials & processing (-27.38%) and consumer staples (-23.36%). The utilities category was up 2.87%.
Throughout 2018, a disconnect became apparent between the market’s expectations for growth in 2019-2020 and those of the Federal Reserve (the Fed). Equity, bond, and commodity investors priced in much slower growth—perhaps even a recession—for this year and next, while the Fed focused on immediate conditions, which were primarily still solid.
What factors affected the Series’ performance during its fiscal year?
The Series underperformed the Russell 2000® Value Index for the 12 months ended December 31, 2018. Weak stock selection in the consumer discretionary and health care sectors detracted from performance, while strong stock selection in consumer staples and producer durables made a positive contribution to performance.
The companies that contributed the most to performance were WD-40 and First Financial Bankshares.
Throughout 2018, WD-40 reported strong operating results with sales growth and relatively stable profitability, despite significant inflation in raw materials costs. The company made advances in both mix and price by promoting its Specialist line, which is targeted to industrial-grade users of the company’s flagship product.
First Financial’s shares held up well throughout the year despite the broader market volatility as the company continued to report steady earnings growth with pristine credit quality.
The stocks that detracted the most from performance were Thor Industries and Scotts Miracle-Gro.
Thor’s shares came under pressure due to industry fears of a top in the current recreational vehicle (RV) cycle, as evidenced by increased inventories at dealers and reduced volume of unit sales from original equipment manufacturers. In the fourth quarter of 2018, Thor’s revenues, as well as its towable and motorized product order backlog, decreased by double-digit percentages. We believe the competitive dynamics and positioning of the company remain intact, and we continue to hold the stock.
Scotts Miracle-Gro declined due to a historically late lawn-and-garden season, which impacted the core U.S. consumer segment. California’s new cannabis licensing laws affected the company’s hydroponic segment by temporarily disrupting cannabis-grower customers. We see both events as one-time in nature, however, and view the company’s brand and distribution advantages as intact. Therefore, we remain shareholders.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Industry/Sector Concentration: A series that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated series.
Limited Number of Investments: Because the Series has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated series.
Prospectus: For additional information on risks, please see the Series’ prospectus.
Asset Allocations
The following table presents asset allocations within certain sectors as a percentage of total investments as of December 31, 2018.
Industrials	23%
Financials	18
Information Technology	16
Consumer Discretionary	11
Real Estate	11
Consumer Staples	7
Materials	5
Other	9
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Small-Cap Value Series (Continued)
Average Annual Total Returns1 for periods ended 12/31/18

	1 Year	5 Years	10 Years
Class A Shares at NAV[2]	-15.88%	5.14%	11.24%
Russell 2000® Value Index	-12.86	3.61	10.40
Series Expense Ratios[3]: Class A Shares: Gross 1.34%, Net 1.10%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.
[3]	The expense ratios of the Series, are set forth according to the prospectus for the Series effective December 1, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expenses: Expenses reduced by a contractual fee waiver, in effect through April 30, 2020. Gross Expenses: Do not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with underlying funds.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2008 for Class A shares. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Newfleet Multi-Sector Intermediate Bond Series
Series Summary (Unaudited)
Portfolio Manager Commentary by Newfleet Asset Management, LLC
The Series is diversified and has an investment objective of long-term total return. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2018, the Series’ Class A shares at NAV returned -2.66% and Class I shares at NAV returned -2.51%. For the same period, the Bloomberg Barclays U.S. Aggregate Bond Index, which serves as the broad-based and style-specific benchmark index appropriate for comparison, returned 0.01%.
All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Series’ fiscal year ended December 31, 2018?
The 12-month period presented multiple challenges, including several bouts of elevated volatility. The final quarter of 2018 witnessed a meaningful mispricing of asset classes that tend to demonstrate price volatility. Fixed income investors, like all market participants, continued to wrestle with volatility brought on by geopolitical developments, trade rhetoric, mixed global economic signals, and central banks’ attempts to normalize monetary policy via policy rate increases and balance sheet adjustments. Oil prices corrected during the period, driven by fears of slowing global growth and signs of excess supply. U.S. economic data stayed on a positive trend, which contrasted with other global economies. Primary inflation readings remained in check, but pressure in key components such as wages started to build.
U.S. Treasuries performed well, while spread sector performance was mixed during the 12-month period. Sectors within the securitized products universe generally outperformed, while the corporate and emerging markets sectors lagged. Within most spread sectors, assets with short and intermediate duration and those with higher credit ratings outperformed on a total return basis. The corporate high quality and emerging markets high yield sectors were the largest underperformers during the period.
As anticipated, the Federal Reserve (the Fed) raised its target rate 0.25% on four separate occasions during the 12 months to a range of 2.25% to 2.50%.
Over the last 12 months, yields increased across the yield curve, more pronounced at the front end, and overall the curve flattened.
What factors affected the Series’ performance during its fiscal year?
The outperformance of U.S. Treasuries relative to most fixed income spread sectors, as well as the general risk-off environment late in the period, were the key drivers of the Series’ underperformance for the fiscal year ended December 31, 2018.
During the fiscal year, the Series’ underweight to U.S. Treasuries and allocations to emerging markets high yield, corporate high yield, and high yield bank loans were the largest detractors from performance.
Among fixed income sectors, the Series’ allocations to asset-backed securities and residential mortgage-backed securities were the largest positive contributors to performance for the fiscal year.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.
Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.
Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.
High Yield-High Risk Fixed Income
Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.
Prospectus: For additional information on risks, please see the Series’ prospectus.
Asset Allocations
The following table presents asset allocations within certain sectors as a percentage of total investments as of December 31, 2018.
Corporate Bonds and Notes		44%
Financials	13%
Energy	7
Materials	5
All other Corporate Bonds and Notes	19
Mortgage-Backed Securities		17
Leveraged Loans		12
Asset-Backed Securities		10
Foreign Government Securities		7
U.S. Government Securities		5
Preferred Stocks		2
Other (includes securities lending collateral)		3
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Newfleet Multi-Sector Intermediate Bond Series (Continued)
Average Annual Total Returns1 for periods ended 12/31/18

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A Shares at NAV[2]	-2.66%	2.70%	8.26%	—%	—
Class I Shares at NAV[2,3]	-2.51	2.94	—	2.43	4/30/13
Bloomberg Barclays U.S. Aggregate Bond Index	0.01	2.52	3.48	1.69 [4]	—
Series Expense Ratios[5]: Class A Shares: Gross 0.99%, Net 0.97%; Class I Shares: Gross 0.73%, Net 0.72%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.
[3]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.
[4]	The since inception index return is from the inception date of Class I shares.
[5]	The expense ratios of the Series, are set forth according to the prospectus for the Series effective April 30, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expenses: Expenses reduced by a contractual fee waiver, in effect through April 30, 2020. Gross Expenses: Do not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with underlying funds.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2008 for Class A shares. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Rampart Enhanced Core Equity Series
Series Summary (Unaudited)
Portfolio Manager Commentary by Rampart Investment Management Company, LLC (“Rampart”)
The Series is diversified and has investment objectives of capital appreciation and current income. There is no guarantee that the Fund will meet its objectives.
■	For the fiscal year ended December 31, 2018, the Series’ Class A shares at NAV returned -12.86%. For the same period, the S&P 500® Index, which serves as the broad-based and style-specific benchmark appropriate for comparison, returned -4.38%.
All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Series’ fiscal year ended December 31, 2018?
The year 2018 was bookended by a historically bullish month and a historically bearish month. This dichotomy neatly encapsulates the market psychology and trading activity for the year – indecisive, highly reactionary, and prone to headline-provoking data points.
As the new year began, the relatively orderly bull market of late 2017 was replaced with a frenzied rush to ever higher prices. The S&P 500® Index hit a rapid succession of new all-time highs, making it the strongest January for U.S. stocks since 1997. This intense buying pressure finally broke in the last week of January, at which point the market witnessed a drawdown event with few rivals in recent memory. Over nine trading sessions, the S&P 500® Index dropped more than 10%, and the volatility market experienced a repricing of historic magnitude and violence. Much of the loss was quickly recouped, only to be given back in late March. This “double dip” event was similar in some ways to the risk flares seen in late 2015 and early 2016, except that the recovery in this most recent experience was longer and more shallow. By August 2018, the January highs had been reached once again, only to be exceeded as the late summer season progressed. But by all accounts, the trading environment proved more risky and the highs more tenuous than in the early days of the year.
This was borne out in the fourth quarter, which began with a pair of sharp drawdowns from the September highs. Volatility continued through November, and reached a crescendo in the worst December since the Great Depression. The December correction made the February drawdown look like a mere practice session, as the S&P 500® Index lost nearly 16% over a three-week period. This run included as many one-day declines of 2% as occurred in all of 2016 and 2017 combined.
What factors affected the Series’ performance during its fiscal year?
The Series seeks to outperform the S&P 500® Index by augmenting a core equity portfolio with an options trading strategy. This options strategy can be broadly categorized as “short volatility,” in that the Series seeks to make profits by selling options. This generally proves to be beneficial to the Series, with the vast majority of options trades earning net profits. The strategy, though, like most short volatility strategies, can experience asymmetrically large losses when markets behave irrationally, with wild swings to the upside and downside. In other words, this short volatility strategy can be challenged when volatility rises suddenly and steeply.
The experience of the January 2018 bull market tumbling into the February correction is illustrative. In periods when markets unwind in an orderly fashion, the options strategy can be well-positioned to generate profits. But when markets unwind unexpectedly, as we saw in early February – during which the move from January 26 to February 9 represented a two-week decline of exceedingly rare depth – the losses incurred can wipe out a long period of gains.
The return to normal market functioning in the second and third quarters of 2018 helped the Series recoup some of the losses, but the damage from such a historically unprecedented series of events will take time to undo. The second and third quarters, while still firmly established as a bull market period, nonetheless proved to be more volatile than the remarkably sanguine fourth quarter of 2017. This was a good environment for the options overlay strategy, as a period of consistently higher volatility typically leads to higher options prices. These conditions allowed the Series to take less risk with the options strategy while still generating consistent levels of income.
The elevated option pricing environment also helped the Series somewhat in December. While the extreme moves during the month – nearly unprecedented moves – proved to be in excess of what the Series could withstand without loss, the losses were more contained than we saw earlier in the year.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Call/Put Spreads: Buying and selling call and put option spreads on the SPX Index risks the loss of the premium when buying, can limit upside participation and increase downside losses.
Fund of Funds: Because the Series can invest in other funds, it indirectly bears its proportionate share of the operating expenses and management fees of the underlying fund(s).
Industry/Sector Concentration: A series that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated series.
Portfolio Turnover: The Series’ principal investments strategies will result in a consistently high portfolio turnover rate. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account.
Prospectus: For additional information on risks, please see the Series’ prospectus.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Rampart Enhanced Core Equity Series (Continued)
Asset Allocations
The following table presents asset allocations within certain sectors as a percentage of total investments as of December 31, 2018.
Information Technology	19%
Health Care	17
Financials	13
Communication Services	9
Consumer Discretionary	9
Industrials	9
Consumer Staples	8
Other (includes short-term investment and written options)	16
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Rampart Enhanced Core Equity Series (Continued)
Average Annual Total Returns1 for periods ended 12/31/18

	1 Year	5 Years	10 Years
Class A Shares at NAV[2]	-12.86%	3.20%	9.27%
S&P 500® Index	-4.38	8.49	13.12
Series Expense Ratios[3]: Class A Shares: Gross 1.17%, Net 0.99%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.
[3]	The expense ratios of the Series, are set forth according to the prospectus for the Series effective April 30, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expenses: Expenses reduced by a contractual fee waiver, in effect through April 30, 2020. Gross Expenses: Do not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with underlying funds.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2008 for Class A shares. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Strategic Allocation Series
Series Summary (Unaudited)
Portfolio Manager Commentary by Duff & Phelps Investment Management Co. (international equity portfolio), Kayne Anderson Rudnick Investment Management, LLC (domestic equity portfolio), and Newfleet Asset Management, LLC (fixed income portfolio)
The Series is diversified and has an investment objective of high total return over an extended period of time consistent with prudent investment risk. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2018, the Series’ Class A shares at NAV returned -5.89%. For the same period, the Bloomberg Barclays U.S. Aggregate Bond Index, a broad-based fixed income index, returned 0.01%. The MSCI EAFE® Index (net), a broad-based international equity index, returned -13.79%. The Russell 1000® Growth Index, a broad-based U.S. equity index, returned -1.51%. The Strategic Allocation Series linked benchmark for the Series, the Series’ style-specific benchmark appropriate for comparison, returned -2.49%.
All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Series’ fiscal year ended December 31, 2018?
U.S. Equities
The year 2018 proved to be challenging for investors. After a strong 2017, global equity markets began 2018 on a positive note, but experienced a dramatic change in sentiment in the latter half of the year. The last three months were particularly tough, with the stock market suffering notably. Virtually all domestic equity categories saw fourth-quarter returns wipe out their gains from the first nine months of the year.
The S&P 500® Index closed the year in negative territory at -4.38%, a sharp reversal of its double-digit gains in 2017. The S&P 500® Growth Index was flat for the year (-0.01%), outperforming its value counterpart, which fell 8.95%. International stocks fared poorly as well, with the MSCI EAFE® Index (net) down 13.79% and the MSCI Emerging Markets Index (net) losing 14.58% for the year.
The Russell 1000® Growth Index fell 1.51% in 2018, again a stark turnaround from its 2017 gain in excess of 30%. The utilities sector was the best performer, up 9.15%. Other positive sectors included consumer discretionary (5.22%) and information technology (4.48%). Sectors that saw losses were energy (-29.91%), materials (-14.61%), and communication services (-11.11%).
Throughout 2018, a disconnect became apparent between the market’s expectations for growth in 2019-2020 and those of the Federal Reserve (the“ Fed”). Equity, bond, and commodity investors priced in much slower growth—perhaps even a recession—for this year and next, while the Fed focused on immediate conditions, which were primarily still solid.
International Equities
International equity markets, as represented by the MSCI EAFE® Index (net), delivered a return of -13.79% for the 12-month period. The third quarter was the only one with positive returns, and the fourth quarter ended the year with an emphatically negative exclamation point. Investors worried about multiple factors including a potential slowdown in economic growth and corporate profits, uncertainty surrounding U.S. Fed policy, unresolved U.S.-China trade issues, a lower commodity market led downward by oil, and poor year-end liquidity.
Fixed Income
The 12-month period presented multiple challenges for asset classes that tend to demonstrate price volatility. Fixed income investors, like all market participants, continued to wrestle with volatility brought on by geopolitical developments, trade rhetoric, mixed global economic signals, and central banks’ attempts to normalize monetary policy via policy rate increases and balance sheet adjustments. Oil prices corrected during the period, driven by fears of slowing global growth and signs of excess supply. U.S. economic data stayed on a positive trend, which contrasted with other global economies. Primary inflation readings remained in check, but pressure in key components such as wages started to build.
U.S. Treasuries performed well, while spread sector performance was mixed during the 12-month period. Sectors within the securitized products universe generally outperformed, while the corporate and emerging markets sectors lagged. Within most spread sectors, assets with short and intermediate duration and those with higher credit ratings outperformed on a total return basis. The corporate high quality and emerging markets high yield sectors were the largest underperformers during the period.
As anticipated, the Fed raised its target rate 0.25% on four separate occasions during the 12 months to a range of 2.25% to 2.50%.
Over the last 12 months, yields increased across the yield curve, more pronounced at the front end, and overall the curve flattened.
What factors affected the Series’ performance during its fiscal year?
U.S. Equities
The U.S. equity portfolio underperformed the Russell 1000® Growth Index for the 12 months ended December 31, 2018. Performance was hurt by weak stock selection in the consumer discretionary and consumer staples sectors. An underweight in industrials and strong stock selection in materials made positive contributions to performance.
The stocks that contributed the most to the year’s gains were Workday and Netflix.
Cloud providers like Workday have disrupted the market once dominated by SAP and Oracle by lowering total cost of ownership while improving performance and functionality through regular updates delivered in the cloud. After spending years to build up its capabilities to offer financials, and after buying Adaptive Insights to offer planning, Workday now has a complete suite of enterprise resource planning (ERP) capabilities.
Netflix saw net subscriber additions outpace expectations in 2018 due to successful content creation, notable early success in cable/ telecommunications distribution channels, and highly effective local advertising. Margins also
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Strategic Allocation Series (Continued)
surprised to the upside, driven by rapid improvements in international profitability.
The holdings that detracted the most from performance were Facebook and NVIDIA.
Hyper-negative headlines continued to haunt social media titan Facebook. Following the Cambridge Analytica scandal, in which the company allowed unauthorized access to information on users and their friends, Facebook disclosed it had suffered a data breach, and a high-ranking Facebook executive was seen at Brett Kavanaugh’s incendiary Senate committee hearing. In the fourth quarter of 2018, Facebook also admitted it had allowed other companies to read users’ private messages, and was slapped with a lawsuit from Washington D.C.’s attorney general. It was highly encouraging that, in the most recent quarter, the negative headlines did not seem to be affecting advertising spend or user engagement. We bought back a small amount of the shares we had sold.
NVIDIA is the dominant player in the duopolistic graphics processing unit (GPU) market. Its roots are in the still-healthy gaming market, but NVIDIA now has three new and powerful long-term growth drivers: datacenters, auto, and virtual reality (VR). While the largest and most sophisticated tech companies were reorienting their businesses around GPU-enabled artificial intelligence (AI), NVIDIA’s gaming segment appeared to be struggling under tough competition from the crypto-currency mining boom. GPU chips are key components of mining rigs, and the company twice underestimated how much cryptos were driving sales of gaming chips.
International Equities
Both sector allocation and security selection detracted from the performance of the international equity sleeve for the fiscal year ended December 31, 2018, with security selection having a slightly greater impact. On a sector performance basis, only one of the 11 market sectors posted positive returns, exemplifying the widespread nature of international equity market turmoil during the period.
The portfolio’s health care holdings had a challenging year, detracting 1.55% on a relative basis for the 12-month period. This was due primarily to unfavorable security selection (particularly Bayer and Allergan) and the adverse effect of being underweight the sector as it outperformed the index. The second largest detractor at the sector level was industrials, also primarily due to security selection (especially Easyjet, Ashtead, and Golden Ocean). The third largest detractor was utilities, due to both security selection and the portfolio’s underweight position.
On the positive side, the portfolio’s consumer staples investments contributed 0.69% to relative performance for the year, due to favorable security selection (particularly Mowi). The second largest contributor at the sector level was financials, due to security selection (DBS Group and China Construction Bank). The third largest contributor was consumer discretionary, also due to security selection.
Going into the fourth quarter of the fiscal year, the best relative values were to be found in high quality cyclically oriented companies. These stocks were poised to benefit the most from a sustained global growth trend, and we positioned the portfolio’s holdings to exploit this trend accordingly. Unfortunately, market sentiment turned on a dime in the fourth quarter, in a way that few market pundits had predicted.
As the year ended, a litany of fears around U.S.-China relations, Fed policy, and the sustainability of global economic fundamentals dramatically reversed market sentiment. Volatility spiked during the fourth quarter of 2018, with the more cyclical names bearing the brunt.
Fixed Income
The outperformance of U.S. Treasuries relative to most fixed income spread sectors, as well as the general risk-off environment late in the period, were the key drivers of the fixed income portfolio’s underperformance for the fiscal year ended December 31, 2018.
During the fiscal year, the portfolio’s underweight to U.S. Treasuries and allocations to emerging markets and high yield bank loans were the largest detractors from performance.
Among fixed income sectors, the portfolio’s allocations to asset-backed securities and residential mortgage-backed securities, as well as security selection within the corporate high quality sector, were the largest positive contributors to performance for the fiscal year.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Allocation: The Series’ exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.
Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.
High Yield-High Risk Fixed Income
Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.
Prospectus: For additional information on risks, please see the Series’ prospectus.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Strategic Allocation Series (Continued)
Asset Allocations
The following table presents asset allocations within certain sectors as a percentage of total investments as of December 31, 2018.
Common Stocks		57%
Consumer Discretionary	13%
Information Technology	12
Financials	7
All other Common Stock sectors	25
Corporate Bonds and Notes		18
Financials	7
Real Estate	2
Health Care	1
All other Corporate Bonds and Notes sectors	8
Mortgage-Backed Securities		10
Asset-Backed Securities		4
U.S. Government Securities		4
Municipal Bonds		3
Leveraged Loans		2
Other (includes Securities Lending Collateral)		2
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Strategic Allocation Series (Continued)
Average Annual Total Returns1 for periods ended 12/31/18

	1 Year	5 Years	10 Years
Class A Shares at NAV[2]	-5.89%	2.80%	8.24%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01	2.52	3.48
MSCI EAFE® Index (net)	-13.79	0.53	6.32
Russell 1000® Growth Index	-1.51	10.40	15.29
Strategic Allocation Series Linked Benchmark	-2.49	6.52	9.57
Series Expense Ratios[3]: Class A Shares: Gross 1.07%, Net 0.99%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.
[3]	The expense ratios of the Series, are set forth according to the prospectus for the Series effective April 30, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expenses: Expenses reduced by a contractual fee waiver, in effect through April 30, 2020. Gross Expenses: Do not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with underlying funds.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2008 for Class A shares. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Duff & Phelps International Series
SCHEDULE OF INVESTMENTS December 31, 2018
($ reported in thousands)
	Shares	Value
Preferred Stock—3.0%
Consumer Staples—3.0%
Cia Brasileira de Distribuicao, 1.370% (Brazil)	199,200	$ 4,162
Total Preferred Stock (Identified Cost $4,429)		4,162

Common Stocks—94.9%
Communication Services—2.9%
BT Group plc (United Kingdom)	1,305,241	3,961
Consumer Discretionary—8.3%
Carnival plc (United Kingdom)	59,949	2,875
Ctrip.com International Ltd. ADR (China)(1)	102,503	2,774
Sony Corp. (Japan)	118,220	5,745
		11,394

Consumer Staples—3.0%
Mowi ASA (Norway)	192,691	4,072
Energy—8.5%
Eni SpA (Italy)	265,338	4,180
Equinor ASA (Norway)	204,435	4,344
TechnipFMC plc (France)	156,001	3,155
		11,679

Financials—25.9%
Banco Bradesco SA ADR (Brazil)	463,438	4,583
BOC Hong Kong Holdings Ltd. (Hong Kong)	953,500	3,544
China Construction Bank Corp. Class H (China)	5,546,000	4,575
Credit Agricole SA (France)	298,065	3,220
DBS Group Holdings Ltd. (Singapore)	303,710	5,279
ORIX Corp. (Japan)	320,490	4,695
Ping An Insurance Group Co. of China Ltd. Class H (China)	396,500	3,502
Standard Life Aberdeen plc (United Kingdom)	750,612	2,456
UBS Group AG Registered Shares (Switzerland)	299,638	3,730
		35,584

Health Care—4.8%
Bayer AG Registered Shares (Germany)	44,003	3,053
Novartis AG Registered Shares (Switzerland)	41,316	3,533
		6,586

Industrials—18.2%
Airbus SE (France)	43,898	4,223
Ashtead Group plc (United Kingdom)	223,521	4,664
CK Hutchison Holdings Ltd. (Hong Kong)	429,000	4,120
easyJet plc (United Kingdom)	255,249	3,595
	Shares	Value

Industrials—continued
Golden Ocean Group Ltd. (Norway)	649,750	$ 3,934
Nidec Corp. (Japan)	40,235	4,579
		25,115

Information Technology—13.6%
ASML Holding NV (Netherlands)	31,099	4,887
Broadcom, Inc. (United States)	23,243	5,910
Hitachi Ltd. (Japan)	159,643	4,276
SAP SE (Germany)	37,129	3,698
		18,771

Materials—7.2%
Anhui Conch Cement Co. Ltd. Class H (China)	1,228,500	5,961
Glencore plc (Switzerland)	1,080,587	4,013
		9,974

Utilities—2.5%
Veolia Environnement SA (France)	166,853	3,432
Total Common Stocks (Identified Cost $135,549)		130,568

Total Long-Term Investments—97.9% (Identified Cost $139,978)		134,730

TOTAL INVESTMENTS—97.9% (Identified Cost $139,978)		134,730
Other assets and liabilities, net—2.1%		2,916
NET ASSETS—100.0%		$137,646

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.

Country Weightings (Unaudited)†
Japan	14%
United Kingdom	13
China	13
France	10
Norway	9
Switzerland	8
Brazil	7
Other	26
Total	100%
† % of total investments as of December 31, 2018.
See Notes to Financial Statements.

Duff & Phelps International Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2018
($ reported in thousands)
The following table summarizes the market value of the Series’ investments as of December 31, 2018 based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2018	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$130,568	$130,568
Preferred Stock	4,162	4,162
Total Investments	$134,730	$134,730
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2018.
There were no transfers into or out of Level 3 related to securities held at December 31, 2018.
See Notes to Financial Statements.

Duff & Phelps Real Estate Securities Series
SCHEDULE OF INVESTMENTS December 31, 2018
($ reported in thousands)
	Shares	Value
Common Stocks—99.0%
Real Estate Investment Trusts—99.0%
Data Centers—9.2%
CoreSite Realty Corp.	4,776	$ 416
CyrusOne, Inc.	34,940	1,848
Digital Realty Trust, Inc.	35,055	3,735
		5,999

Health Care—4.4%
Healthcare Realty Trust, Inc.	26,031	740
Healthcare Trust of America, Inc. Class A	84,500	2,139
		2,879

Industrial/Office—30.6%
Industrial—11.7%
Duke Realty Corp.	101,698	2,634
Prologis, Inc.	85,970	5,048
		7,682

Office—18.9%
Alexandria Real Estate Equities, Inc.	27,767	3,200
Cousins Properties, Inc.	237,050	1,873
Douglas Emmett, Inc.	58,474	1,996
Highwoods Properties, Inc.	22,667	877
Kilroy Realty Corp.	25,564	1,607
Paramount Group, Inc.	118,860	1,493
Vornado Realty Trust	21,900	1,358
		12,404

Total Industrial/Office		20,086

Lodging/Resorts—8.2%
Host Hotels & Resorts, Inc.	146,304	2,439
RLJ Lodging Trust	90,453	1,483
Ryman Hospitality Properties, Inc.	11,000	734
Summit Hotel Properties, Inc.	76,400	743
		5,399

Residential—25.4%
Apartments—17.2%
Apartment Investment & Management Co. Class A	52,400	2,299
AvalonBay Communities, Inc.	17,354	3,020
Equity Residential	24,231	1,600
Essex Property Trust, Inc.	6,905	1,693
Mid-America Apartment Communities, Inc.	27,500	2,632
		11,244

Manufactured Homes—4.8%
Equity LifeStyle Properties, Inc.	5,392	524
Sun Communities, Inc.	25,491	2,593
		3,117

Single Family Homes—3.4%
American Homes 4 Rent Class A	113,800	2,259
Total Residential		16,620

Retail—13.1%
Free Standing—1.0%
Spirit Realty Capital, Inc.	18,200	642
	Shares	Value

Retail—continued
Regional Malls—5.6%
Simon Property Group, Inc.	21,801	$ 3,662
Shopping Centers—6.5%
Brixmor Property Group, Inc.	101,002	1,484
Federal Realty Investment Trust	3,100	366
Regency Centers Corp.	41,750	2,450
		4,300

Total Retail		8,604

Self Storage—8.1%
CubeSmart	77,800	2,232
Extra Space Storage, Inc.	29,548	2,673
Public Storage	2,000	405
		5,310

Total Common Stocks (Identified Cost $51,800)		64,897

Total Long-Term Investments—99.0% (Identified Cost $51,800)		64,897

Short-Term Investment—0.4%
Money Market Mutual Fund—0.4%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 2.292%)(1)	280,019	280
Total Short-Term Investment (Identified Cost $280)		280

TOTAL INVESTMENTS—99.4% (Identified Cost $52,080)		65,177
Other assets and liabilities, net—0.6%		395
NET ASSETS—100.0%		$65,572

Footnote Legend:
(1)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
The following table summarizes the market value of the Series’ investments as of December 31, 2018 based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2018	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$64,897	$64,897
Short-Term Investment	280	280
Total Investments	$65,177	$65,177
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2018.
There were no transfers into or out of Level 3 related to securities held at December 31, 2018.
See Notes to Financial Statements.

KAR Capital Growth Series
SCHEDULE OF INVESTMENTS December 31, 2018
($ reported in thousands)
	Shares	Value
Convertible Preferred Stock—1.3%
Information Technology—1.3%
BDC Payments Holdings, Inc.(1)(2)(3)	290,935	$ 2,417
Total Convertible Preferred Stock (Identified Cost $2,417)		2,417

Common Stocks—97.0%
Communication Services—13.5%
Activision Blizzard, Inc.	55,290	2,575
Facebook, Inc. Class A(2)	74,362	9,748
Netflix, Inc.(2)	28,500	7,628
Tencent Holdings Ltd. ADR	136,510	5,388
		25,339

Consumer Discretionary—26.7%
Alibaba Group Holding Ltd. Sponsored ADR(2)	72,018	9,871
Amazon.com, Inc.(2)	10,330	15,515
Ctrip.com International Ltd. ADR(2)	72,050	1,950
Home Depot, Inc. (The)	17,638	3,031
Las Vegas Sands Corp.	89,702	4,669
McDonald’s Corp.	17,960	3,189
MercadoLibre, Inc.	6,710	1,965
NIKE, Inc. Class B	76,095	5,642
Ross Stores, Inc.	49,197	4,093
		49,925

Consumer Staples—3.1%
Monster Beverage Corp.(2)	60,365	2,971
Philip Morris International, Inc.	43,031	2,873
		5,844

Energy—2.9%
Cabot Oil & Gas Corp.	131,753	2,945
Pioneer Natural Resources Co.	18,660	2,454
		5,399

Financials—8.1%
Bank of America Corp.	243,060	5,989
Charles Schwab Corp. (The)	83,417	3,464
MarketAxess Holdings, Inc.	13,420	2,836
Progressive Corp. (The)	25,540	1,541
SEI Investments Co.	29,140	1,346
		15,176

Health Care—9.5%
Bluebird Bio, Inc.(2)	10,910	1,082
Danaher Corp.	33,077	3,411
HealthEquity, Inc.(2)	59,420	3,544
Illumina, Inc.(2)	15,620	4,685
Zoetis, Inc.	60,474	5,173
		17,895

Industrials—8.2%
Caterpillar, Inc.	27,880	3,543
	Shares	Value

Industrials—continued
CoStar Group, Inc.(2)	9,530	$ 3,215
Kansas City Southern	28,860	2,755
Rockwell Automation, Inc.	10,840	1,631
Roper Technologies, Inc.	15,512	4,134
		15,278

Information Technology—22.6%
Accenture plc Class A	22,421	3,162
Amphenol Corp. Class A	69,344	5,618
Avalara, Inc.(2)	80,080	2,494
Gartner, Inc.(2)	17,610	2,251
NVIDIA Corp.	36,210	4,834
Paycom Software, Inc.(2)	43,642	5,344
Trade Desk, Inc. (The) Class A(2)	25,320	2,939
Visa, Inc. Class A	70,168	9,258
Workday, Inc. Class A(2)	39,740	6,346
		42,246

Materials—2.4%
Ecolab, Inc.	30,804	4,539
Total Common Stocks (Identified Cost $112,625)		181,641

Total Long-Term Investments—98.3% (Identified Cost $115,042)		184,058

TOTAL INVESTMENTS—98.3% (Identified Cost $115,042)		184,058
Other assets and liabilities, net—1.7%		3,102
NET ASSETS—100.0%		$187,160

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the disclosure table located after the Schedule of Investments.
(2)	Non-income producing.
(3)	Restricted security.

Country Weightings (Unaudited)†
United States	89%
China	9
Switzerland	2
Total	100%
† % of total investments as of December 31, 2018.
See Notes to Financial Statements.

KAR Capital Growth Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2018
($ reported in thousands)
The following table summarizes the market value of the Series’ investments as of December 31, 2018 based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2018	Level 1 Quoted Prices	Level 3 Significant Unobservable Inputs
Equity Securities:
Common Stocks	$181,641	$181,641	$ —
Convertible Preferred Stock	2,417	—	2,417
Total Investments	$184,058	$181,641	$2,417
There were no securities valued using significant observable inputs (Level 2) at December 31, 2018.
There were no transfers into or out of Level 3 related to securities held at December 31, 2018.
The following is a reconciliation of assets of the Fund for Level 3 Investments for which significant unobservable inputs were used to determine fair value.
Convertible Preferred Stock
Investments in Securities
Balance as of December 31, 2017:	$ —
Purchases	2,417
Balance as of December 31, 2018	$2,417
The KAR Capital Growth Series owns the following internally fair valued securities which are categorized as Level 3 in the hierarchy:
BDC Payment Holdings, Inc.
The significant unobservable inputs used in the fair value measurement of this non-public preferred stock is based on the cost of the most recent investment by the Series purchased within thirty days of December 31, 2018. Significant changes in the financial statement performance of this company, an increase or decrease in additional share classes or changes in the shares issued and outstanding, together or in isolation, could result in a significantly lower or higher fair value measurement.
See Notes to Financial Statements.

KAR Small-Cap Growth Series
SCHEDULE OF INVESTMENTS December 31, 2018
($ reported in thousands)
	Shares	Value
Common Stocks—98.0%
Communication Services—18.8%
Auto Trader Group plc	800,000	$ 4,638
Autohome, Inc. ADR	88,470	6,921
Rightmove plc	770,000	4,242
		15,801

Consumer Discretionary—9.3%
Fox Factory Holding Corp.(1)	97,555	5,743
Ollie’s Bargain Outlet Holdings, Inc.(1)	31,670	2,106
		7,849

Consumer Staples—5.2%
Chefs’ Warehouse, Inc. (The)(1)	101,207	3,237
PriceSmart, Inc.	18,500	1,093
		4,330

Financials—17.4%
FactSet Research Systems, Inc.	11,300	2,262
Interactive Brokers Group, Inc. Class A	84,930	4,641
MarketAxess Holdings, Inc.	9,350	1,976
Moelis & Co. Class A	79,270	2,725
Morningstar, Inc.	27,340	3,003
		14,607

Health Care—6.4%
National Research Corp.	76,240	2,908
U.S. Physical Therapy, Inc.	24,000	2,456
		5,364

Industrials—17.8%
AAON, Inc.	91,200	3,198
Copart, Inc.(1)	74,700	3,569
HEICO Corp. Class A	38,938	2,453
Old Dominion Freight Line, Inc.	28,200	3,482
Omega Flex, Inc.	41,699	2,255
		14,957

Information Technology—23.1%
ANSYS, Inc.(1)	14,470	2,068
Aspen Technology, Inc.(1)	39,980	3,286
Blackline, Inc.(1)	24,045	985
DocuSign, Inc.(1)	63,075	2,528
Ellie Mae, Inc.(1)(2)	41,800	2,626
Mesa Laboratories, Inc.	7,035	1,466
NVE Corp.	35,200	3,081
Paycom Software, Inc.(1)	27,550	3,374
		19,414

Total Common Stocks (Identified Cost $46,039)		82,322
	Shares	Value

Total Long-Term Investments—98.0% (Identified Cost $46,039)		$ 82,322

Securities Lending Collateral—1.6%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 2.292%)(3)(4)	1,350,675	1,351
Total Securities Lending Collateral (Identified Cost $1,351)		1,351

TOTAL INVESTMENTS—99.6% (Identified Cost $47,390)		83,673
Other assets and liabilities, net—0.4%		301
NET ASSETS—100.0%		$83,974

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	All or a portion of security is on loan.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(4)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
United States	81%
United Kingdom	11
China	8
Total	100%
† % of total investments as of December 31, 2018.
The following table summarizes the market value of the Series’ investments as of December 31, 2018 based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2018	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$82,322	$82,322
Securities Lending Collateral	1,351	1,351
Total Investments	$83,673	$83,673
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2018.
There were no transfers into or out of Level 3 related to securities held at December 31, 2018.
See Notes to Financial Statements.

KAR Small-Cap Value Series
SCHEDULE OF INVESTMENTS December 31, 2018
($ reported in thousands)
	Shares	Value
Common Stocks—97.7%
Communication Services—4.1%
Cinemark Holdings, Inc.	79,600	$ 2,850
Consumer Discretionary—10.8%
Cheesecake Factory, Inc. (The)	81,750	3,557
Sally Beauty Holdings, Inc.(1)	136,852	2,333
Thor Industries, Inc.	32,100	1,669
		7,559

Consumer Staples—6.9%
National Beverage Corp.	33,250	2,386
WD-40 Co.	13,500	2,474
		4,860

Energy—2.6%
Core Laboratories N.V.	30,000	1,790
Financials—17.9%
Bank of Hawaii Corp.	36,970	2,489
First Financial Bankshares, Inc.	43,120	2,488
Houlihan Lokey, Inc.	69,090	2,543
Primerica, Inc.	27,728	2,709
RLI Corp.	32,850	2,266
		12,495

Health Care—2.4%
Anika Therapeutics, Inc.(1)	50,130	1,685
Industrials—22.4%
Graco, Inc.	56,510	2,365
Landstar System, Inc.	24,030	2,299
Lincoln Electric Holdings, Inc.	20,010	1,578
RBC Bearings, Inc.(1)	27,300	3,579
SiteOne Landscape Supply, Inc.(1)	57,254	3,164
Watsco, Inc.	19,050	2,651
		15,636

Information Technology—15.3%
American Software, Inc. Class A	88,100	921
Badger Meter, Inc.	62,966	3,098
Brooks Automation, Inc.	99,720	2,611
Cass Information Systems, Inc.	46,264	2,448
Jack Henry & Associates, Inc.	12,590	1,593
		10,671

Materials—4.6%
Scotts Miracle-Gro Co. (The)	52,042	3,198
	Shares	Value

Real Estate—10.7%
HFF, Inc. Class A	62,500	$ 2,072
MGM Growth Properties LLC Class A	137,040	3,619
RE/MAX Holdings, Inc. Class A	58,100	1,787
		7,478

Total Common Stocks (Identified Cost $54,098)		68,222

Total Long-Term Investments—97.7% (Identified Cost $54,098)		68,222

TOTAL INVESTMENTS—97.7% (Identified Cost $54,098)		68,222
Other assets and liabilities, net—2.3%		1,639
NET ASSETS—100.0%		$69,861

Abbreviation:
LLC	Limited Liability Company

Footnote Legend:
(1)	Non-income producing.
The following table summarizes the market value of the Series’ investments as of December 31, 2018 based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2018	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$68,222	$68,222
Total Investments	$68,222	$68,222
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2018.
There were no transfers into or out of Level 3 related to securities held at December 31, 2018.
See Notes to Financial Statements.

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS December 31, 2018
($ reported in thousands)
	Par Value	Value
U.S. Government Securities—5.1%
U.S. Treasury Note
1.375%, 1/15/20	$ 1,250	$ 1,234
1.375%, 4/30/20	2,215	2,181
1.875%, 2/28/22	310	304
2.375%, 1/31/23	2,255	2,245
Total U.S. Government Securities (Identified Cost $5,932)		5,964

Municipal Bonds—0.7%
Michigan—0.2%
Tobacco Settlement Finance Authority Revenue Taxable Series A 7.309%, 6/1/34	180	176
Virginia—0.5%
Tobacco Settlement Financing Corp. Revenue Taxable Series A-1, Taxable 6.706%, 6/1/46	640	604
Total Municipal Bonds (Identified Cost $817)		780

Foreign Government Securities—7.2%
Argentine Republic
6.875%, 1/26/27	290	221
Series NY 8.280%, 12/31/33	128	100
Bolivarian Republic of Venezuela
9.375%, 1/13/34(1)(2)	295	81
REGS 7.650%, 4/21/25(1)(2)	825	188
Dominican Republic
144A 5.950%, 1/25/27(3)	100	100
144A 6.000%, 7/19/28(3)	250	249
Federal Republic of Nigeria 144A 6.500%, 11/28/27(3)	315	278
Federative Republic of Brazil, Notas do Tesouro Nacional
Series F 10.000%, 1/1/23	870 BRL	235
Series F 10.000%, 1/1/25	170 BRL	46
Kingdom of Morocco 144A 5.500%, 12/11/42(3)	300	306
Papua New Guinea Republic 144A 8.375%, 10/4/28(3)	200	201
Provincia de Buenos Aires 144A 7.875%, 6/15/27(3)	465	335
Republic of Angola 144A 9.375%, 5/8/48(3)	200	187
Republic of Chile 5.500%, 8/5/20	231,500 CLP	343
Republic of Colombia 4.375%, 3/21/23	1,438,000 COP	419
Republic of Costa Rica 144A 7.000%, 4/4/44(3)	315	267
Republic of Ecuador 144A 8.875%, 10/23/27(3)	275	237
Republic of Indonesia 144A 8.500%, 10/12/35(3)	570	767
	Par Value	Value

Republic of Ivory Coast 144A 6.375%, 3/3/28(3)	$ 255	$ 229
Republic of Philippines 9.500%, 2/2/30	430	632
Republic of South Africa
5.650%, 9/27/47	390	347
Series 2023 7.750%, 2/28/23	3,700 ZAR	254
Republic of Turkey
4.875%, 10/9/26	275	243
6.000%, 3/25/27	280	263
Russian Federation Series 6216 6.700%, 5/15/19	25,760 RUB	369
Sultanate of Oman 144A 5.375%, 3/8/27(3)	455	398
Ukraine
144A 7.750%, 9/1/23(3)	170	153
144A 7.750%, 9/1/26(3)	425	362
United Mexican States
4.150%, 3/28/27	275	266
Series M 6.500%, 6/9/22	6,713 MXN	321
Total Foreign Government Securities (Identified Cost $9,998)		8,397

Mortgage-Backed Securities—16.6%
Agency—3.2%
Federal National Mortgage Association
Pool #AT2016 3.000%, 4/1/43	373	367
Pool #AT7621 3.000%, 5/1/43	698	687
Pool #AS4992 3.500%, 5/1/45	225	226
Pool #AS5696 3.500%, 8/1/45	1,086	1,090
Pool #AS9393 4.000%, 4/1/47	125	128
Pool #MA3058 4.000%, 7/1/47	97	99
Pool #MA3088 4.000%, 8/1/47	773	788
Pool #MA3121 4.000%, 9/1/47	283	289
		3,674

Non-Agency—13.4%
Agate Bay Mortgage Trust 2016-3, A5 144A 3.500%, 8/25/46(3)(4)	238	237
American Homes 4 Rent Trust
2014-SFR2, C 144A 4.705%, 10/17/36(3)	435	455
2015-SFR2, C 144A 4.691%, 10/17/45(3)	340	352
2015-SFR1, A 144A 3.467%, 4/17/52(3)	317	315
Ameriquest Mortgage Securities, Inc. 2003-10, AF6 5.179%, 11/25/33(4)	3	3
See Notes to Financial Statements.

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2018
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
Ameriquest Mortgage Securities, Inc. Pass-Through Certificates, 2003-AR3, M4 (1 month LIBOR - 5.850%) 3.596%, 6/25/33(4)	$ 278	$ 274
Angel Oak Mortgage Trust I LLC 2018-2, A1 144A 3.674%, 7/27/48(3)(4)	90	90
Banc of America Funding Trust 2005-1, 1A1 5.500%, 2/25/35	83	82
Bank of America (Countrywide) Asset-Backed Certificates 2005-1, AF5A 4.951%, 7/25/35(4)	294	301
Bank of America (Merrill Lynch - Countrywide) Alternative Loan Trust 2004-22CB, 1A1 6.000%, 10/25/34	132	137
Bayview Opportunity Master Fund IVa Trust 2016-SPL1, B1 144A 4.250%, 4/28/55(3)	275	279
Bayview Opportunity Master Fund IVb Trust 2016-SPL2, B1 144A 4.250%, 6/28/53(3)(4)	130	132
Caesars Palace Las Vegas Trust 2017-VICI, C 144A 4.138%, 10/15/34(3)	215	216
CIT Home Equity Loan Trust 2003-1, A5 5.480%, 7/20/34	130	131
Citigroup Mortgage Loan Trust, Inc. 2015-A, A1 144A 3.500%, 6/25/58(3)(4)	125	125
Colony Starwood Homes Trust 2016-2A, C (1 month LIBOR + 2.150%) 144A 4.605%, 12/17/33(3)(4)	248	249
COLT Mortgage Loan Trust Funding LLC
2017-1, A3 144A 3.074%, 5/27/47(3)(4)	115	114
2018-1, A1 144A 2.930%, 2/25/48(3)(4)	154	153
Credit Suisse Mortgage Capital Trust 2014-IVR2, A2 144A 3.753%, 4/25/44(3)(4)	105	103
Deephaven Residential Mortgage Trust
2017-1A, A2 144A 2.928%, 12/26/46(3)(4)	29	29
2018-1A, A1 144A 2.976%, 12/25/57(3)(4)	126	125
Ellington Financial Mortgage Trust 2018-1, A1FX 144A 4.140%, 10/25/58(3)(4)	174	174
GAHR Commercial Mortgage Trust 2015-NRF, CFX 144A 3.382%, 12/15/34(3)(4)	290	288
Galton Funding Mortgage Trust
2017-1, A21 144A 3.500%, 7/25/56(3)(4)	154	153
2018-1, A23 144A 3.500%, 11/25/57(3)(4)	261	257
2018-2, A41 144A 4.500%, 10/25/58(3)(4)	170	172
GSAA Home Equity Trust 2005-12, AF3W 4.999%, 9/25/35(4)	95	95
JPMorgan Chase (Bear Stearns) Adjustable Rate Mortgage Trust 2004-1, 21A1 4.113%, 4/25/34(4)	115	115
JPMorgan Chase (Washington Mutual) Mortgage Pass-Through Certificates Trust 2004-CB1, 5A 5.000%, 6/25/19	1	1
JPMorgan Chase Mortgage Trust
2014-2, 2A2 144A 3.500%, 6/25/29(3)(4)	138	138
	Par Value	Value

Non-Agency—continued
2014-1, 2A12 144A 3.500%, 1/25/44(3)(4)	$ 192	$ 189
2016-1, M2 144A 3.750%, 4/25/45(3)(4)	268	268
2016-2, M2 144A 3.750%, 12/25/45(3)(4)	337	337
2017-5, A1 144A 3.176%, 10/26/48(3)(4)	410	408
2017-4, A3 144A 3.500%, 11/25/48(3)(4)	272	267
2018-8, A3 144A 4.000%, 1/25/49(3)(4)	480	481
MASTR Alternative Loan Trust 2005-5, 2A3 5.500%, 7/25/25	104	103
MASTR Specialized Loan Trust 2005-3, A2 144A 5.704%, 11/25/35(3)	114	116
MetLife Securitization Trust 2017-1A, M1 144A 3.693%, 4/25/55(3)(4)	150	150
Mill City Mortgage Trust 2017-1, A1 144A 2.750%, 11/25/58(3)(4)	115	113
Morgan Stanley - Bank of America (Merrill Lynch) Trust 2013-C13, AS 4.266%, 11/15/46	125	129
New Residential Mortgage Loan Trust
2018-4A, A1S (1 month LIBOR + 0.750%) 144A 3.256%, 1/25/48(3)(4)	374	372
2014-1A, A 144A 3.750%, 1/25/54(3)(4)	231	231
2015-2A, A1 144A 3.750%, 8/25/55(3)(4)	192	192
2016-1A, A1 144A 3.750%, 3/25/56(3)(4)	163	163
2016-4A, B1A 144A 4.500%, 11/25/56(3)(4)	286	296
Oak Hill Advisors Residential Loan Trust 2017-NPL2, A1 144A 3.000%, 7/25/57(3)	187	183
OBX Trust 2018-EXP2, 1A1 144A 4.000%, 11/25/48(3)(4)	291	290
One Market Plaza Trust 2017-1MKT, A 144A 3.614%, 2/10/32(3)	260	261
Pretium Mortgage Credit Partners I LLC 2017-NPL5, A1 144A 3.327%, 12/30/32(3)(4)	90	89
Progress Residential Trust
2018-SFR1, B 144A 3.484%, 3/17/35(3)	270	265
2018-SFR2, B 144A 3.841%, 8/17/35(3)	545	542
Residential Asset Mortgage Products Trust
2004-SL1, A8 6.500%, 11/25/31	18	19
2005-SL2, A4 7.500%, 2/25/32	144	129
Residential Asset Securitization Trust 2005-A1, A3 5.500%, 4/25/35	204	208
RETL 2018-RVP, C (1 month LIBOR + 2.050%) 144A 4.505%, 3/15/33(3)(4)	150	150
Sequoia Mortgage Trust 2013-8, B1 3.529%, 6/25/43(4)	183	180
Structured Adjustable Rate Mortgage Loan Trust 2004-4, 3A1 4.369%, 4/25/34(4)	111	111
Sutherland Commercial Mortgage Loans 2017-SBC6, A 144A 3.192%, 5/25/37(3)(4)	52	51
See Notes to Financial Statements.

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2018
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
Towd Point Mortgage Trust
2015-1, A2 144A 3.250%, 10/25/53(3)(4)	$ 255	$ 253
2016-1, M1 144A 3.500%, 2/25/55(3)(4)	135	134
2015-6, M1 144A 3.750%, 4/25/55(3)(4)	130	130
2015-5, A2 144A 3.500%, 5/25/55(3)(4)	315	314
2017-1, M1 144A 3.750%, 10/25/56(3)(4)	135	133
2018-4, A1 144A 3.000%, 6/25/58(3)(4)	432	420
2018-SJ1, A1 144A 4.000%, 10/25/58(3)(4)	190	190
2015-2, 1M1 144A 3.250%, 11/25/60(3)(4)	855	834
Vericrest Opportunity Loan Trust LXIV LLC 2017-NP11, A1 144A 3.375%, 10/25/47(3)	277	274
Vericrest Opportunity Loan Trust LXIX LLC 2018-NPL5, A1A 144A 4.213%, 8/25/48(3)	383	383
Vericrest Opportunity Loan Trust LXXI LLC 2018-NPL7, A1A 144A 3.967%, 9/25/48(3)(4)	278	276
Verus Securitization Trust
2018-1, A1 144A 2.929%, 2/25/48(3)(4)	178	177
2018-3, A1 144A 4.108%, 10/25/58(3)(4)	292	290
Wells Fargo Commercial Mortgage Trust 2015-LC20, B 3.719%, 4/15/50	150	145
		15,541

Total Mortgage-Backed Securities (Identified Cost $19,338)		19,215

Asset-Backed Securities—9.3%
Automobiles—5.9%
ACC Trust 2018-1, B 144A 4.820%, 5/20/21(3)	295	296
American Credit Acceptance Receivables Trust
2018-1, C 144A 3.550%, 4/10/24(3)	400	400
2018-4, C 144A 3.970%, 1/13/25(3)	355	356
Capital Auto Receivables Asset Trust 2017-1, D 144A 3.150%, 2/20/25(3)	340	339
CarNow Auto Receivables Trust 2016-1A, D 144A 7.340%, 11/15/21(3)	325	328
CPS Auto Receivables Trust 2018-C, D 144A 4.400%, 6/17/24(3)	310	314
DT Auto Owner Trust 2018-1A, C 144A 3.470%, 12/15/23(3)	335	336
Exeter Automobile Receivables Trust
2015-2A, C 144A 3.900%, 3/15/21(3)	313	314
2018-1A, C 144A 3.030%, 1/17/23(3)	410	407
	Par Value	Value

Automobiles—continued
2018-4A, D 144A 4.350%, 9/16/24(3)	$ 365	$ 370
Flagship Credit Auto Trust 2016-3, D 144A 3.890%, 11/15/22(3)	400	402
Foursight Capital Automobile Receivables Trust 2017-1, B 144A 3.050%, 12/15/22(3)	320	318
GLS Auto Receivables Trust
2017-1A, B 144A 2.980%, 12/15/21(3)	405	404
2018-1A, B 144A 3.520%, 8/15/23(3)	410	409
2018-3A, C 144A 4.180%, 7/15/24(3)	455	458
Hertz Vehicle Financing II LP 2016-4A, A 144A 2.650%, 7/25/22(3)	405	396
Tesla Auto Lease Trust 2018-A, D 144A 3.300%, 5/20/20(3)	340	339
Tricolor Auto Securitization Trust 2018-2A, B 144A 4.760%, 2/15/22(3)	300	303
Veros Automobile Receivables Trust 2018-1, B 144A 4.050%, 2/15/24(3)	300	302
		6,791

Other—3.3%
Arby’s Funding LLC 2015-1A, A2 144A 4.969%, 10/30/45(3)	359	366
AXIS Equipment Finance Receivables IV LLC 2018-1A, A2 144A 3.240%, 12/20/23(3)	335	334
DB Master Finance LLC 2017-1A, A2I 144A 3.629%, 11/20/47(3)	337	325
Diamond Resorts Owner Trust 2017-1A, A 144A 3.270%, 10/22/29(3)	177	176
Drug Royalty II LP 2 2014-1, A2 144A 3.484%, 7/15/23(3)	99	99
HOA Funding LLC 2014-1A, A2 144A 4.846%, 8/20/44(3)	370	369
Lendmark Funding Trust 2018-2A, A 144A 4.230%, 4/20/27(3)	360	366
OneMain Financial Issuance Trust 2018-1A, A 144A 3.300%, 3/14/29(3)	335	335
Oportun Funding VIII LLC 2018-A, A 144A 3.610%, 3/8/24(3)	335	332
Prosper Marketplace Issuance Trust 2017-2A, B 144A 3.480%, 9/15/23(3)	340	340
Regional Management Issuance Trust 2018-2, A 144A 4.560%, 1/18/28(3)	295	297
TGIF Funding LLC 2017-1A, A2 144A 6.202%, 4/30/47(3)	257	257
Upstart Securitization Trust 2018-1, B 144A 3.887%, 8/20/25(3)	265	264
		3,860

Student Loan—0.1%
SoFi Professional Loan Program LLC 2016-A, A2 144A 2.760%, 12/26/36(3)	115	113
Total Asset-Backed Securities (Identified Cost $10,750)		10,764

See Notes to Financial Statements.

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2018
($ reported in thousands)
	Par Value	Value

Corporate Bonds and Notes—43.6%
Communication Services—3.7%
America Movil SAB de C.V. 6.450%, 12/5/22	$ 20	$ 90
AT&T, Inc.
5.250%, 3/1/37	65	64
4.800%, 6/15/44	265	238
5.650%, 2/15/47	135	135
Charter Communications Operating LLC
4.500%, 2/1/24	190	190
4.908%, 7/23/25	340	338
Cincinnati Bell, Inc. 144A 7.000%, 7/15/24(3)	275	227
Clear Channel Worldwide Holdings, Inc.
Series A 7.625%, 3/15/20	210	206
Series B 7.625%, 3/15/20	65	63
Comcast Corp.
3.950%, 10/15/25	160	162
4.150%, 10/15/28	78	79
CSC Holdings LLC 144A 7.500%, 4/1/28(3)	200	199
Digicel Group Ltd. 144A 8.250%, 9/30/20(3)	345	233
Discovery Communications LLC 3.950%, 3/20/28	325	302
DISH DBS Corp.
5.875%, 7/15/22	125	115
7.750%, 7/1/26	105	87
Frontier Communications Corp.
8.500%, 4/15/20	110	97
7.625%, 4/15/24	265	136
144A 8.500%, 4/1/26(3)	110	96
McGraw-Hill Global Education Holdings LLC Senior Unsecured Notes 144A 7.875%, 5/15/24(3)	170	133
Meredith Corp. 144A 6.875%, 2/1/26(3)	145	142
Sprint Spectrum Co. LLC 144A 5.152%, 3/20/28(3)	200	196
Sprint Spectrum Co., LLC 144A 3.360%, 9/20/21(3)	137	136
Verizon Communications, Inc.
4.125%, 3/16/27	395	396
(3 month LIBOR + 1.100%) 3.716%, 5/15/25(4)	190	184
		4,244

Consumer Discretionary—3.7%
Beazer Homes USA, Inc.
6.750%, 3/15/25	100	86
5.875%, 10/15/27	170	134
Boyd Gaming Corp. 6.000%, 8/15/26	65	61
Bunge Ltd. Finance Corp. 4.350%, 3/15/24	310	304
Caesars Resort Collection LLC 144A 5.250%, 10/15/25(3)	215	185
Dollar Tree, Inc. 4.000%, 5/15/25	189	182
	Par Value	Value

Consumer Discretionary—continued
Downstream Development Authority of The Quapaw Tribe of Oklahoma 144A 10.500%, 2/15/23(3)	$ 75	$ 74
Eldorado Resorts, Inc. 144A 6.000%, 9/15/26(3)	75	71
frontdoor, Inc. 144A 6.750%, 8/15/26(3)	155	147
Gateway Casinos & Entertainment Ltd. 144A 8.250%, 3/1/24(3)	200	203
GLP Capital LP 5.250%, 6/1/25	185	184
Graham Holdings Co. 144A 5.750%, 6/1/26(3)	285	286
Hilton Domestic Operating Co., Inc. 144A 5.125%, 5/1/26(3)	280	269
Horton (D.R.), Inc. 4.750%, 2/15/23	260	263
Lear Corp. 3.800%, 9/15/27	405	370
Lennar Corp. 4.750%, 11/29/27	230	207
M/I Homes, Inc. 5.625%, 8/1/25	180	165
MGM Resorts International 5.750%, 6/15/25	240	232
Tenneco, Inc. 5.000%, 7/15/26	270	208
Vista Outdoor, Inc. 5.875%, 10/1/23	235	214
Weekley Homes LLC 6.625%, 8/15/25	215	197
William Lyon Homes, Inc. 6.000%, 9/1/23	285	256
		4,298

Consumer Staples—1.5%
Albertsons’s Cos LLC 5.750%, 3/15/25	125	109
Anheuser-Busch Cos LLC 144A 3.650%, 2/1/26(3)	210	199
Bacardi Ltd. 144A 4.700%, 5/15/28(3)	320	308
BAT Capital Corp. 3.557%, 8/15/27	275	244
CVS Health Corp. 4.300%, 3/25/28	390	382
Kronos Acquisition Holdings, Inc. 144A 9.000%, 8/15/23(3)	240	184
Sigma Finance Netherlands BV 144A 4.875%, 3/27/28(3)	295	281
		1,707

Energy—6.9%
Alta Mesa Holdings LP 7.875%, 12/15/24	135	84
Anadarko Finance Co. 7.500%, 5/1/31	160	189
Anadarko Petroleum Corp. 6.600%, 3/15/46	200	221
Blue Racer Midstream LLC 144A 6.625%, 7/15/26(3)	260	242
See Notes to Financial Statements.

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2018
($ reported in thousands)
	Par Value	Value

Energy—continued
Bristow Group, Inc. 144A 8.750%, 3/1/23(3)(5)	$ 105	$ 75
Callon Petroleum Co. 6.125%, 10/1/24	213	198
Cheniere Corpus Christi Holdings LLC 7.000%, 6/30/24	260	274
Cheniere Energy Partners LP 144A 5.625%, 10/1/26(3)	125	117
Chesapeake Energy Corp. 8.000%, 6/15/27	215	181
Citgo Holding, Inc. 144A 10.750%, 2/15/20(3)	170	173
Continental Resources, Inc. 4.500%, 4/15/23	145	143
Denbury Resources, Inc.
144A 9.250%, 3/31/22(3)	169	156
144A 7.500%, 2/15/24(3)	125	101
Ecopetrol S.A. 5.375%, 6/26/26	345	347
Encana Corp. 8.125%, 9/15/30	155	195
Energy Transfer LP 4.250%, 3/15/23	150	144
Energy Transfer Partners LP 5.000%, 10/1/22	314	320
EP Energy LLC
6.375%, 6/15/23	155	49
144A 8.000%, 11/29/24(3)(5)	160	119
144A 7.750%, 5/15/26(3)	115	102
Geopark Ltd. 144A 6.500%, 9/21/24(3)	270	250
HollyFrontier Corp. 5.875%, 4/1/26	360	364
Jagged Peak Energy LLC 144A 5.875%, 5/1/26(3)	265	246
KazMunayGas National Co. JSC 144A 4.750%, 4/19/27(3)	395	384
Kinder Morgan, Inc. 7.750%, 1/15/32	400	480
MPLX LP 4.000%, 3/15/28	148	139
Nabors Industries, Inc.
5.500%, 1/15/23	110	87
5.750%, 2/1/25	125	95
Odebrecht Offshore Drilling Finance Ltd. PIK Interest Capitalization 144A 7.720%, 12/1/26(3)	400	104
Odebrecht Oil & Gas Finance Ltd. 144A 0.000%, (3)(6)(7)	60	1
Petrobras Global Finance B.V. 7.375%, 1/17/27	655	673
Petrobras Global Finance BV 5.999%, 1/27/28	180	170
Petroleos de Venezuela S.A. 144A 6.000%, 5/16/24(1)(3)	650	98
Petroleos Mexicanos
6.500%, 6/2/41	220	182
6.375%, 1/23/45	185	149
Sanchez Energy Corp. 144A 7.250%, 2/15/23(3)(5)	120	98
State Oil Co. of the Azerbaijan Republic REGS 6.950%, 3/18/30(2)	320	343
	Par Value	Value

Energy—continued
Targa Resources Partners LP 144A 5.875%, 4/15/26(3)	$ 215	$ 209
Transocean, Inc. 144A 9.000%, 7/15/23(3)	85	85
USA Compression Partners LP 144A 6.875%, 4/1/26(3)	215	206
Vine Oil & Gas LP 144A 8.750%, 4/15/23(3)	165	130
Weatherford International Ltd. 9.875%, 2/15/24	65	40
		7,963

Financials—13.1%
Acrisure LLC 144A 7.000%, 11/15/25(3)	270	230
AerCap Ireland Capital DAC 3.650%, 7/21/27	310	269
AerCap Ireland Capital Ltd. 3.950%, 2/1/22	150	147
Allstate Corp. (The) Series B 5.750%, 8/15/53(8)	365	356
Apollo Management Holdings LP 144A 4.000%, 5/30/24(3)	440	440
Athene Holding Ltd. 4.125%, 1/12/28	325	295
Australia & New Zealand Banking Group Ltd. 144A 4.400%, 5/19/26(3)	335	324
Aviation Capital Group LLC 144A 3.500%, 11/1/27(3)	355	321
Banco Bilbao Vizcaya Argentaria Bancomer S.A.
144A 6.500%, 3/10/21(3)	425	441
144A 5.125%, 1/18/33(3)	275	239
Banco de Credito e Inversiones 144A 3.500%, 10/12/27(3)	415	373
Banco Internacional del Peru SAA Interbank 144A 6.625%, 3/19/29(3)	120	126
Banco Santander Chile 144A 3.875%, 9/20/22(3)	505	503
Bank of America Corp.
4.200%, 8/26/24	458	454
(3 month LIBOR + 0.770%) 3.352%, 2/5/26(4)	200	189
Bank of China Ltd. 144A 5.000%, 11/13/24(3)	390	402
Bank of Montreal 3.803%, 12/15/32	326	302
Brighthouse Financial, Inc. 3.700%, 6/22/27	410	347
BrightSphere Investment Group plc 4.800%, 7/27/26	270	260
Capital One Financial Corp. 3.750%, 7/28/26	405	371
Development Bank of Kazakhstan JSC 144A 8.950%, 5/4/23(3)	85,000	191
Discover Bank 4.682%, 8/9/28	340	333
Drawbridge Special Opportunities Fund LP 144A 5.000%, 8/1/21(3)	440	440
E*TRADE Financial Corp. 4.500%, 6/20/28	400	394
Fairfax Financial Holdings Ltd. 144A 4.850%, 4/17/28(3)	365	351
See Notes to Financial Statements.

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2018
($ reported in thousands)
	Par Value	Value

Financials—continued
FS KKR Capital Corp.
4.250%, 1/15/20	$ 135	$ 135
4.750%, 5/15/22	50	50
Goldman Sachs Group, Inc. (The) (3 month LIBOR + 1.170%) 3.786%, 5/15/26(4)	510	489
Grupo de Inversiones Suramericana S.A. 144A 5.500%, 4/29/26(3)	335	335
iStar, Inc. 5.250%, 9/15/22	125	117
Jefferies Financial Group, Inc. 5.500%, 10/18/23	250	255
Jefferies Group LLC
6.875%, 4/15/21	41	44
5.125%, 1/20/23	66	67
4.850%, 1/15/27	60	57
JPMorgan Chase & Co. 2.950%, 10/1/26	475	439
Liberty Mutual Insurance Co. 144A 8.500%, 5/15/25(3)	25	30
Lincoln National Corp. (3 month LIBOR + 2.040%) 4.509%, 4/20/67(4)(8)	365	285
Lloyds Bank plc 144A 6.500%, 9/14/20(3)	600	622
Navient Corp. 6.750%, 6/25/25	165	141
Nuveen Finance LLC 144A 4.125%, 11/1/24(3)	350	356
Prudential Financial, Inc. 5.875%, 9/15/42	280	283
Santander Holdings USA, Inc.
4.450%, 12/3/21	188	191
3.700%, 3/28/22	158	155
4.400%, 7/13/27	200	189
Sberbank of Russia 144A 5.500%, 2/26/24(3)(9)	315	315
Springleaf Finance Corp.
6.875%, 3/15/25	110	98
7.125%, 3/15/26	110	98
Synchrony Financial 3.950%, 12/1/27	645	544
Teachers Insurance & Annuity Association of America 144A 4.375%, 9/15/54(3)	360	365
Tempo Acquisition LLC 144A 6.750%, 6/1/25(3)	260	241
Toronto-Dominion Bank (The) 3.625%, 9/15/31	380	359
Turkiye Vakiflar Bankasi TAO 144A 5.625%, 5/30/22(3)	205	185
Voya Financial, Inc. 5.650%, 5/15/53	240	226
Wells Fargo & Co. Series S 5.900%, (7)	475	453
		15,222

Health Care—3.3%
Advanz Pharma Corp. 8.000%, 9/6/24(5)	41	39
Anthem, Inc. 3.650%, 12/1/27	90	86
Avantor, Inc.
144A 6.000%, 10/1/24(3)	100	98
144A 9.000%, 10/1/25(3)	250	250
	Par Value	Value

Health Care—continued
Bausch Health Cos., Inc.
144A 6.500%, 3/15/22(3)	$ 20	$ 20
144A 7.000%, 3/15/24(3)	30	30
144A 5.500%, 11/1/25(3)	160	149
Bayer US Finance II LLC 144A 3.875%, 12/15/23(3)	395	388
Becton Dickinson & Co. 3.700%, 6/6/27	235	222
Centene Corp. 144A 5.375%, 6/1/26(3)	75	73
Cigna Corp.
144A 4.125%, 11/15/25(3)	261	261
144A 4.375%, 10/15/28(3)	27	27
DJO Finco, Inc. 144A 8.125%, 6/15/21(3)	110	113
Eagle Holding Co. II, LLC PIK Interest Capitalization, 144A 7.625%, 5/15/22(3)(10)	125	119
Endo Dac 144A 6.000%, 7/15/23(3)	100	76
HCA, Inc.
5.250%, 6/15/26	130	129
5.625%, 9/1/28	185	179
MPH Acquisition Holdings LLC 144A 7.125%, 6/1/24(3)	85	79
Surgery Center Holdings, Inc.
144A 8.875%, 4/15/21(3)	215	215
144A 6.750%, 7/1/25(3)(5)	35	30
Takeda Pharmaceutical Co., Ltd 144A 4.400%, 11/26/23(3)	360	364
Tenet Healthcare Corp.
8.125%, 4/1/22	60	60
4.625%, 7/15/24	70	65
7.000%, 8/1/25(5)	180	167
Valeant Pharmaceuticals International 144A 9.250%, 4/1/26(3)	90	90
West Street Merger Sub, Inc. 144A 6.375%, 9/1/25(3)	140	124
Zimmer Biomet Holdings, Inc. 3.550%, 4/1/25	405	385
		3,838

Industrials—2.7%
Ashtead Capital, Inc. 144A 4.375%, 8/15/27(3)	540	486
CNH Industrial N.V. 4.500%, 8/15/23	280	281
DP World Ltd. 144A 6.850%, 7/2/37(3)	200	223
Garda World Security Corp. 144A 8.750%, 5/15/25(3)	250	227
Hillman Group, Inc. (The) 144A 6.375%, 7/15/22(3)	120	97
Masco Corp. 5.950%, 3/15/22	296	314
New Enterprise Stone & Lime Co., Inc. 144A 10.125%, 4/1/22(3)	95	93
Oshkosh Corp. 4.600%, 5/15/28	424	417
Owens Corning 3.400%, 8/15/26	330	301
Topaz Marine S.A. 144A 9.125%, 7/26/22(3)	200	200
See Notes to Financial Statements.

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2018
($ reported in thousands)
	Par Value	Value

Industrials—continued
TransDigm, Inc.
6.500%, 7/15/24	$ 120	$ 117
6.500%, 5/15/25	75	72
United Air Lines, Inc. Pass-Through-Trust 2007-1, A 6.636%, 7/2/22	319	332
		3,160

Information Technology—1.4%
Banff Merger Sub, Inc. 144A 9.750%, 9/1/26(3)	35	32
Broadcom Corp. 3.625%, 1/15/24	260	246
Citrix Systems, Inc. 4.500%, 12/1/27	285	273
Dell International LLC
144A 5.450%, 6/15/23(3)	70	71
144A 8.100%, 7/15/36(3)	140	151
Everi Payments, Inc. 144A 7.500%, 12/15/25(3)	50	47
Exela Intermediate LLC 144A 10.000%, 7/15/23(3)	170	162
Radiate Holdco LLC
144A 6.875%, 2/15/23(3)	50	46
144A 6.625%, 2/15/25(3)	220	190
VMware, Inc.
2.950%, 8/21/22	217	207
3.900%, 8/21/27	230	204
		1,629

Materials—4.6%
Alpek SAB de C.V. 144A 5.375%, 8/8/23(3)(5)	425	424
Anglo American Capital plc 144A 4.000%, 9/11/27(3)	435	393
ArcelorMittal 6.125%, 6/1/25	280	293
BHP Billiton Finance USA Ltd. 144A 6.750%, 10/19/75(3)(8)	425	442
CRH America Finance, Inc. 144A 3.400%, 5/9/27(3)	300	276
DowDuPont, Inc.
4.493%, 11/15/25	60	62
(3 month LIBOR + 1.110%) 3.817%, 11/15/23(4)	295	290
Equate Petrochemical BV 144A 4.250%, 11/3/26(3)	340	329
Glencore Funding LLC 144A 4.000%, 3/27/27(3)	390	355
Hexion, Inc. 6.625%, 4/15/20	135	108
Inversiones CMPC S.A. 144A 4.375%, 5/15/23(3)	300	297
Kraton Polymers LLC 144A 7.000%, 4/15/25(3)	155	143
NOVA Chemicals Corp.
144A 4.875%, 6/1/24(3)	90	81
144A 5.000%, 5/1/25(3)	225	202
Reynolds Group Issuer, Inc. 144A 7.000%, 7/15/24(3)	235	224
Rusal Capital Designated Activity Co. 144A 5.125%, 2/2/22(3)	325	244
	Par Value	Value

Materials—continued
SABIC Capital II BV 144A 4.500%, 10/10/28(3)	$ 305	$ 303
Severstal OAO Via Steel Capital S.A. 144A 5.900%, 10/17/22(3)(9)	260	266
Syngenta Finance N.V. 144A 4.441%, 4/24/23(3)	400	385
Teck Resources Ltd. 144A 8.500%, 6/1/24(3)	80	86
Trident Merger Sub, Inc. 144A 6.625%, 11/1/25(3)	130	116
		5,319

Real Estate—1.3%
EPR Properties
4.750%, 12/15/26	130	129
4.500%, 6/1/27	205	198
Healthcare Trust of America Holdings LP 3.750%, 7/1/27	180	171
Hospitality Properties Trust 4.375%, 2/15/30	135	124
LifeStorage LP 3.875%, 12/15/27	135	128
MPT Operating Partnership LP 5.000%, 10/15/27	125	114
Physicians Realty LP 4.300%, 3/15/27	330	321
Select Income REIT 4.500%, 2/1/25	385	363
		1,548

Utilities—1.4%
Enel Finance International NV 144A 4.625%, 9/14/25(3)	280	269
Exelon Corp. 3.497%, 6/1/22	540	528
Ferrellgas Partners LP 8.625%, 6/15/20	50	36
Perusahaan Listrik Negara PT 144A 4.125%, 5/15/27(3)	390	361
TerraForm Power Operating LLC 144A 5.000%, 1/31/28(3)	190	167
Texas Competitive Electric Escrow 10.250%, 11/1/49(11)	396	—
Texas Competitive Electric Holdings Co. 144A 0.000%, 10/1/20(3)(11)	465	— (12)
Transportadora de Gas Internacional SA ESP 144A 5.550%, 11/1/28(3)	305	308
		1,669

Total Corporate Bonds and Notes (Identified Cost $54,016)		50,597

Leveraged Loans—12.2%
Aerospace—0.3%
Atlantic Aviation FBO, Inc. (1 month LIBOR + 3.750%) 6.130%, 12/6/25	55	54
TransDigm, Inc.
Tranche E (1 month LIBOR + 2.500%) 5.022%, 5/30/25	55	51
Tranche F (1 month LIBOR + 2.500%) 5.022%, 6/9/23	201	190
See Notes to Financial Statements.

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2018
($ reported in thousands)
	Par Value	Value

Aerospace—continued
Tranche G (1 month LIBOR + 2.500%) 5.022%, 8/22/24	$ 29	$ 28
		323

Chemicals—0.1%
New Arclin U.S. Holding Corp. First Lien (1 month LIBOR + 3.500%) 6.022%, 2/14/24	143	137
Consumer Durables—0.2%
Global Appliance, Inc. Tranche B (1 month LIBOR + 4.000%) 6.530%, 9/29/24	188	177
Consumer Non-Durables—0.6%
American Greetings Corp. (1 month LIBOR + 4.500%) 7.006%, 4/6/24	244	240
Herbalife Nutrition Ltd. Tranche B (1 month LIBOR + 3.250%) 5.772%, 8/18/25	55	53
Kronos Acquisition Intermediate, Inc. (1 month LIBOR + 4.000%) 6.522%, 5/15/23	121	114
Parfums Holdings Co., Inc. First Lien (3 month LIBOR + 4.250%) 6.957%, 6/30/24	143	137
Rodan & Fields LLC (1 month LIBOR + 4.000%) 6.455%, 6/16/25	154	141
		685

Energy—0.6%
California Resources Corp. (1 month LIBOR + 10.375%) 12.897%, 12/31/21	190	186
Medallion Midland Acquisition LLC (1 month LIBOR + 3.250%) 5.772%, 10/30/24	188	177
Moda Ingleside Energy Center LLC (1 month LIBOR + 3.250%) 5.772%, 9/29/25	15	14
Paragon Offshore Finance Co. (3 month LIBOR + 2.750%) 0.000%, 7/16/21(1)(11)(13)	1	—
Seadrill Operating LP (3 month LIBOR + 6.000%) 8.803%, 2/21/21	162	126
Traverse Midstream Partners LLC (3 month LIBOR + 4.000%) 6.600%, 9/27/24	250	239
		742

Financial—0.9%
Asurion LLC Tranche B-2, Second Lien (1 month LIBOR + 6.500%) 9.022%, 8/4/25	110	108
Blackhawk Network Holdings, Inc. First Lien (1 month LIBOR + 3.000%) 5.522%, 6/15/25	169	161
Ditech Holding Corp. Tranche B (1 month LIBOR + 6.000%) 8.522%, 6/30/22	203	175
Financial & Risk US Holdings, Inc. (1 month LIBOR + 3.750%) 6.272%, 10/1/25	305	290
FinCo I LLC 2018 (1 month LIBOR + 2.000%) 4.522%, 12/27/22	67	64
Genworth Holdings, Inc. (1 month LIBOR + 4.500%) 6.955%, 3/7/23	20	19
	Par Value	Value

Financial—continued
iStar, Inc. (1 month LIBOR + 2.750%) 5.175%, 6/28/23	$ 219	$ 210
		1,027

Food / Tobacco—0.4%
H-Food Holdings, LLC
(1 month LIBOR + 3.688%) 6.210%, 5/23/25	35	33
Tranche B-2 (1 month LIBOR + 4.000%) 6.522%, 5/23/25	145	144
Milk Specialties Co. (1 month LIBOR + 4.000%) 6.522%, 8/16/23	249	240
		417

Food and Drug—0.2%
Albertson’s LLC Tranche B-7 (1 month LIBOR + 3.000%) 5.522%, 11/17/25	225	213
Forest Prod / Containers—0.1%
Spectrum Holdings III Corp. First Lien (1 month LIBOR + 3.250%) 5.772%, 1/31/25	81	77
Gaming / Leisure—0.7%
Affinity Gaming (1 month LIBOR + 3.250%) 5.772%, 7/1/23	354	336
Playa Resorts Holding B.V. (1 month LIBOR + 2.750%) 5.270%, 4/29/24	157	146
Scientific Games International, Inc. Tranche B-5 (2 month LIBOR + 2.750%) 5.259%, 8/14/24	129	121
UFC Holdings LLC First Lien (1 month LIBOR + 3.250%) 5.780%, 8/18/23	173	168
		771

Healthcare—1.2%
21st Century Oncology, Inc. Tranche B (3 month LIBOR + 6.125%) 8.565%, 1/16/23	41	37
Accelerated Health Systems LLC (1 month LIBOR + 3.500%) 5.849%, 10/31/25	125	123
AHP Health Partners, Inc. (1 month LIBOR + 4.500%) 7.022%, 6/30/25	189	186
Bausch Health Cos., Inc.
(1 month LIBOR + 2.750%) 5.129%, 11/27/25	64	61
(1 month LIBOR + 3.000%) 5.379%, 6/2/25	39	37
CCS-CMGC Holdings, Inc. First Lien (1 month LIBOR + 5.500%) 8.022%, 10/1/25	130	125
CHG Healthcare Services, Inc. First Lien (3 month LIBOR + 3.000%) 5.525%, 6/7/23	55	53
Envision Healthcare Corp. (1 month LIBOR + 3.750%) 6.272%, 10/10/25	207	192
NVA Holdings, Inc. Tranche B-3 (1 month LIBOR + 2.750%) 5.272%, 2/2/25	120	112
Ortho-Clinical Diagnostics, Inc. (1 month LIBOR + 3.250%) 5.756%, 6/30/25	192	178
See Notes to Financial Statements.

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2018
($ reported in thousands)
	Par Value	Value

Healthcare—continued
Regionalcare Hospital Partners Holdings, Inc. Tranche B (3 month LIBOR + 4.500%) 7.129%, 11/16/25	$ 190	$ 180
U.S. Renal Care, Inc. First Lien (3 month LIBOR + 4.250%) 7.053%, 12/30/22	124	118
Universal Hospital Services (3 month LIBOR + 3.000%) 3.000%, 1/4/26(13)(14)	25	24
		1,426

Housing—0.4%
Capital Automotive LP Tranche B (1 month LIBOR + 6.000%) 8.522%, 3/24/25	61	60
CPG International LLC (3 month LIBOR + 3.750%) 6.633%, 5/5/24	192	184
Summit Materials LLC (1 month LIBOR + 2.000%) 4.522%, 11/21/24	259	248
		492

Information Technology—1.4%
Applied Systems, Inc. Second Lien (1 month LIBOR + 7.000%) 9.522%, 9/19/25	112	109
BMC Software Finance, Inc. (3 month LIBOR + 4.250%) 7.053%, 10/2/25	255	245
Kronos, Inc.
First Lien (3 month LIBOR + 3.000%) 5.541%, 11/1/23	318	301
Second Lien (3 month LIBOR + 8.250%) 10.791%, 11/1/24	84	83
Renaissance Holding Corp. First Lien (1 month LIBOR + 3.250%) 5.772%, 5/30/25	313	290
SS&C Technologies Holdings, Inc.
Tranche B-3 (1 month LIBOR + 2.250%) 4.772%, 4/16/25	338	318
Tranche B-4 (1 month LIBOR + 2.250%) 4.772%, 4/16/25	128	121
Vertafore, Inc. First Lien (3 month LIBOR + 3.250%) 6.053%, 7/2/25	230	218
		1,685

Manufacturing—0.8%
Accudyne Industries Borrower S.C.A. (1 month LIBOR + 3.000%) 5.522%, 8/18/24	241	228
CPI Acquisition, Inc. First Lien (3 month LIBOR + 4.500%) 7.020%, 8/17/22	358	225
Deliver Buyer, Inc. (3 month LIBOR + 5.000%) 7.707%, 5/1/24	109	107
Filtration Group Corp. (1 month LIBOR + 3.000%) 5.522%, 3/29/25	194	186
Hillman Group, Inc. (The) (3 month LIBOR + 4.000%) 6.803%, 5/30/25	134	127
		873

Media / Telecom - Cable/Wireless Video—0.3%
CSC Holdings LLC (3 month LIBOR + 2.250%) 4.745%, 1/15/26	100	94
	Par Value	Value

Media / Telecom - Cable/Wireless Video—continued
Telenet Financing USD LLC (1 month LIBOR + 2.250%) 4.705%, 8/15/26	$ 320	$ 304
		398

Media / Telecom - Diversified Media—0.1%
Crown Finance US, Inc. (1 month LIBOR + 2.500%) 5.022%, 2/28/25	144	136
Media / Telecom - Telecommunications—0.5%
CenturyLink, Inc. Tranche B (1 month LIBOR + 2.750%) 5.272%, 1/31/25	173	161
Securus Technologies Holdings, Inc.
0.000%, 11/1/24(13)	52	50
First Lien (1 month LIBOR + 4.500%) 7.022%, 11/1/24	121	116
Second Lien (1 month LIBOR + 8.250%) 10.772%, 11/1/25	150	144
West Corp. Tranche B-1 (3 month LIBOR + 3.500%) 6.027%, 10/10/24	90	82
		553

Media / Telecom - Wireless Communications—0.0%
Digicel International Finance Ltd. Tranche B (3 month LIBOR + 3.250%) 5.960%, 5/27/24	25	22
Metals / Minerals—0.3%
Covia Holdings Corp. (3 month LIBOR + 3.750%) 6.553%, 6/1/25	194	140
Graftech International Ltd. (1 month LIBOR + 3.500%) 6.022%, 2/12/25	278	262
		402

Retail—0.2%
Bass Pro Group LLC (1 month LIBOR + 5.000%) 7.522%, 9/25/24	85	81
Neiman Marcus Group Ltd. LLC (1 month LIBOR + 3.250%) 5.630%, 10/25/20	163	138
		219

Service—2.2%
Advantage Sales & Marketing, Inc. Tranche B-2 (1 month LIBOR + 3.250%) 5.772%, 7/23/21	172	152
Carlisle Food Service Products, Inc.
First Lien (1 month LIBOR + 3.000%) 5.506%, 3/20/25	16	15
First Lien (3 month LIBOR + 1.000%) 1.000%, 3/20/25(14)	4	4
CSC SW Holdco, Inc. Tranche B-1 (3 month LIBOR + 3.250%) 5.686%, 11/14/22	50	48
Frontdoor, Inc. (1 month LIBOR + 2.500%) 5.063%, 8/16/25	120	115
GFL Environmental, Inc. (1 month LIBOR + 3.000%) 5.522%, 5/30/25	189	176
Hoya Midco LLC First Lien (1 month LIBOR + 3.500%) 6.022%, 6/30/24	318	301
Laureate Education, Inc. (3 month LIBOR + 3.500%) 6.027%, 4/26/24	117	115
NAB Holdings LLC 2018 Refinancing (3 month LIBOR + 3.000%) 5.803%, 7/1/24	238	226
See Notes to Financial Statements.

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2018
($ reported in thousands)
	Par Value	Value

Service—continued
One Call Corp. First Lien (1 month LIBOR + 5.250%) 7.705%, 11/27/22	$ 160	$ 141
Pearl Intermediate Parent LLC
First Lien (1 month LIBOR + 2.310%) 2.300%, 2/14/25(14)	10	10
First Lien (1 month LIBOR + 2.310%) 2.300%, 2/14/25	32	30
First Lien (1 month LIBOR + 2.750%) 5.254%, 2/14/25	142	134
PI UK Holdco II Ltd. Tranche B-1 (1 month LIBOR + 3.500%) 6.022%, 1/3/25	347	335
Prime Security Services Borrower LLC Tranche B-1 (1 month LIBOR + 2.750%) 5.272%, 5/2/22	204	194
Red Ventures LLC Tranche B-1 (1 month LIBOR + 3.000%) 5.522%, 11/8/24	279	265
Sedgwick Claims Management Services, Inc. (3 month LIBOR + 3.250%) 0.000%, 12/31/25(13)	20	19
St. George’s University Scholastic Services LLC
(1 month LIBOR + 3.500%) 6.030%, 7/17/25	95	92
(3 month LIBOR + 3.500%) 3.500%, 7/17/25(14)	30	29
TKC Holdings, Inc. First Lien (1 month LIBOR + 3.750%) 6.280%, 2/1/23	172	163
		2,564

Utility—0.7%
APLP Holdings LP (1 month LIBOR + 2.750%) 5.272%, 4/13/23	216	210
Brookfield WEC Holdings, Inc. (Westinghouse Electric Co., LLC) First Lien (1 month LIBOR + 3.750%) 6.272%, 8/1/25	220	213
Talen Energy Supply LLC (1 month LIBOR + 4.000%) 6.522%, 4/15/24	122	120
Vistra Operations Co., LLC
(1 month LIBOR + 2.000%) 4.522%, 8/4/23	147	141
(1 month LIBOR + 2.000%) 4.489%, 12/31/25	144	139
		823

Total Leveraged Loans (Identified Cost $15,046)		14,162

	Shares
Preferred Stocks—2.4%
Financials—2.0%
Bank of New York Mellon Corp. (The) Series E, 4.950%	290 (15)	283
Huntington Bancshares, Inc. Series E, 5.700%	225 (15)	200
JPMorgan Chase & Co. Series Z, 5.300%	70 (15)	69
KeyCorp Series D, 5.000%(16)	535 (15)	489
M&T Bank Corp. Series F, 5.125%(16)	355 (15)	336
MetLife, Inc. Series D, 5.875%	173 (15)	166
PNC Financial Services Group, Inc. (The) Series R, 4.850%	405 (15)	370
	Shares	Value
Financials—continued
PNC Financial Services Group, Inc. (The) Series S, 5.000%	405 (15)	$ 373
		2,286

Industrials—0.4%
General Electric Co. Series D, 5.000%	612 (15)	468
Total Preferred Stocks (Identified Cost $3,012)		2,754

Common Stocks—0.0%
Consumer Discretionary—0.0%
Mark IV Industries	828	29
Energy—0.0%
Frontera Energy Corp.(17)	2,618	25
Total Common Stocks (Identified Cost $53)		54

Affiliated Mutual Fund—1.4%
Virtus Newfleet Credit Opportunities Fund Class R6(18)	183,433	1,647
Total Affiliated Mutual Fund (Identified Cost $1,833)		1,647

Rights—0.0%
Utilities—0.0%
Vistra Energy Corp.(6)(17)	7,753	5
Total Rights (Identified Cost $6)		5

Total Long-Term Investments—98.5% (Identified Cost $120,801)		114,339 (19)

Securities Lending Collateral—0.8%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 2.292%)(18)(20)	976,743	977
Total Securities Lending Collateral (Identified Cost $977)		977

TOTAL INVESTMENTS—99.3% (Identified Cost $121,778)		115,316
Other assets and liabilities, net—0.7%		769
NET ASSETS—100.0%		$116,085

Abbreviations:
DB	Deutsche Bank AG
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PIK	Payment-in-Kind Security
REIT	Real Estate Investment Trust
See Notes to Financial Statements.

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2018
($ reported in thousands)

Foreign Currencies:
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
MXN	Mexican Peso
RUB	Russian Ruble
ZAR	South African Rand

Footnote Legend:
(1)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(2)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, these securities amounted to a value of $51,708 or 44.5% of net assets.
(4)	Variable rate security. Rate disclosed is as of December 31, 2018. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(5)	All or a portion of security is on loan.
(6)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(7)	No contractual maturity date.
(8)	Interest payments may be deferred.
(9)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(10)	100% of the income received was in cash.
(11)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the disclosure table located after the Schedule of Investments.
(12)	Amount is less than $500.
(13)	This loan will settle after December 31, 2018, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be reflected.
(14)	Represents unfunded portion of security and commitment fee earned on this portion.
(15)	Value shown as par value.
(16)	Interest may be forfeited.
(17)	Non-income producing.
(18)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(19)	All or a portion segregated as collateral for a delayed delivery transaction.
(20)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
United States	77%
Canada	3
Netherlands	2
Mexico	2
United Kingdom	1
Chile	1
Colombia	1
Other	13
Total	100%
† % of total investments as of December 31, 2018.
See Notes to Financial Statements.

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2018
($ reported in thousands)
The following table summarizes the market value of the Series’ investments as of December 31, 2018 based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$ 10,764	$ —	$ 10,764	$—
Corporate Bonds and Notes	50,597	—	50,596	1
Foreign Government Securities	8,397	—	8,397	—
Leveraged Loans	14,162	—	14,162	—
Mortgage-Backed Securities	19,215	—	19,215	—
Municipal Bonds	780	—	780	—
U.S. Government Securities	5,964	—	5,964	—
Equity Securities:
Preferred Stocks	2,754	—	2,754	—
Common Stocks	54	25	29	—
Rights	5	—	—	5
Affiliated Mutual Fund	1,647	1,647	—	—
Securities Lending Collateral	977	977	—	—
Total Investments	$115,316	$2,649	$112,661	$ 6
Securities held by the Series with an end of period value of $29 were transferred from Level 3 to Level 2 due to an increase in trading activities at period end. Securities held by the Fund with an end of period value of $1 were transferred from Level 2 to Level 3 due to a decrease in trading activities at period end.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the rollforward of Level 3 securities and assumptions are not shown for the period ended December 31, 2018.
Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based onunobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
See Notes to Financial Statements.

Rampart Enhanced Core Equity Series
SCHEDULE OF INVESTMENTS December 31, 2018
($ reported in thousands)
	Shares	Value
Common Stocks—96.6%
Communication Services—9.4%
Activision Blizzard, Inc.	2,892	$ 135
Akamai Technologies, Inc.(1)	653	40
Alphabet, Inc. Class A(1)(2)	1,140	1,191
Alphabet, Inc. Class C(1)(2)	1,171	1,213
AT&T, Inc.(2)	26,836	766
CBS Corp. Class B	1,260	55
CenturyLink, Inc.	3,524	53
Charter Communications, Inc. Class A(1)	671	191
Comcast Corp. Class A(2)	17,270	588
Discovery, Inc. Class A(1)	583	14
Discovery, Inc. Class C(1)	1,341	31
DISH Network Corp. Class A(1)	860	21
Electronic Arts, Inc.(1)	1,148	91
Facebook, Inc. Class A(1)(2)	9,064	1,188
Interpublic Group of Cos., Inc. (The)	1,498	31
Netflix, Inc.(1)	1,681	450
News Corp. Class A	1,473	17
News Corp. Class B	475	6
Omnicom Group, Inc.	852	62
Take-Two Interactive Software, Inc.(1)	435	45
TripAdvisor, Inc.(1)	386	21
Twenty-First Century Fox, Inc. Class A(2)	3,942	190
Twenty-First Century Fox, Inc. Class B(2)	1,823	87
Twitter, Inc.(1)	2,689	77
Verizon Communications, Inc.(2)	15,430	867
Viacom, Inc. Class B	1,343	35
Walt Disney Co. (The)(2)	5,611	615
		8,080

Consumer Discretionary—9.3%
Advance Auto Parts, Inc.	281	44
Amazon.com, Inc.(1)(2)	1,593	2,393
Aptiv plc	999	61
AutoZone, Inc.(1)	100	84
Best Buy Co., Inc.	916	49
Booking Holdings, Inc.(1)(2)	180	310
BorgWarner, Inc.	776	27
Capri Holdings Ltd.(1)	551	21
CarMax, Inc.(1)	671	42
Carnival Corp.	1,512	75
Chipotle Mexican Grill, Inc.(1)	94	41
Darden Restaurants, Inc.	468	47
Dollar General Corp.	1,002	108
Dollar Tree, Inc.(1)	880	79
eBay, Inc.(1)	3,486	98
Expedia Group, Inc.	449	51
Foot Locker, Inc.	443	24
Ford Motor Co.(2)	14,582	112
Gap, Inc. (The)	811	21
Garmin Ltd.	458	29
General Motors Co.(2)	4,901	164
Genuine Parts Co.	555	53
Goodyear Tire & Rubber Co. (The)	908	19
H&R Block, Inc.	769	20
Hanesbrands, Inc.	1,369	17
Harley-Davidson, Inc.	626	21
Hasbro, Inc.	435	35
Hilton Worldwide Holdings, Inc.	1,119	80
Home Depot, Inc. (The)(2)	4,310	741
Horton (D.R.), Inc.	1,302	45
Kohl’s Corp.	622	41
	Shares	Value

Consumer Discretionary—continued
L Brands, Inc.	863	$ 22
Leggett & Platt, Inc.	492	18
Lennar Corp. Class A	1,108	43
LKQ Corp.(1)	1,218	29
Lowe’s Cos., Inc.(2)	3,058	282
Macy’s, Inc.	1,153	34
Marriott International, Inc. Class A	1,087	118
Mattel, Inc.(1)	1,317	13
McDonald’s Corp.(2)	2,946	523
MGM Resorts International	1,920	47
Mohawk Industries, Inc.(1)	239	28
Newell Brands, Inc.	1,674	31
NIKE, Inc. Class B(2)	4,808	356
Nordstrom, Inc.	431	20
Norwegian Cruise Line Holdings Ltd.(1)	814	34
O’Reilly Automotive, Inc.(1)	306	105
PulteGroup, Inc.	983	26
PVH Corp.	291	27
Ralph Lauren Corp.	211	22
Ross Stores, Inc.	1,434	119
Royal Caribbean Cruises Ltd.	628	61
Starbucks Corp.(2)	4,743	305
Tapestry, Inc.	1,082	37
Target Corp.(2)	1,951	129
Tiffany & Co.	412	33
TJX Cos., Inc. (The)	4,743	212
Tractor Supply Co.	469	39
Ulta Beauty, Inc.(1)	216	53
Under Armour, Inc. Class A(1)	687	12
Under Armour, Inc. Class C(1)	716	12
VF Corp.	1,232	88
Whirlpool Corp.	249	27
Wynn Resorts Ltd.	370	37
Yum! Brands, Inc.	1,208	111
		8,005

Consumer Staples—7.7%
Altria Group, Inc.(2)	7,682	379
Archer-Daniels-Midland Co.	2,350	96
Brown-Forman Corp. Class B	710	34
Campbell Soup Co.	808	27
Church & Dwight Co., Inc.	1,030	68
Clorox Co. (The)	536	83
Coca-Cola Co. (The)(2)	15,836	750
Colgate-Palmolive Co.(2)	3,635	216
Conagra Brands, Inc.	1,988	42
Constellation Brands, Inc. Class A	705	113
Costco Wholesale Corp.(2)	1,928	393
Coty, Inc. Class A	1,953	13
Estee Lauder Cos., Inc. (The) Class A	969	126
General Mills, Inc.	2,534	99
Hershey Co. (The)	594	64
Hormel Foods Corp.	1,152	49
J.M. Smucker Co. (The)	483	45
Kellogg Co.	1,067	61
Kimberly-Clark Corp.	1,462	166
Kraft Heinz Co.(The)(2)	2,648	114
Kroger Co. (The)	3,346	92
Lamb Weston Holdings, Inc.	1,252	92
McCormick & Co., Inc.	520	72
Molson Coors Brewing Co. Class B	796	45
Mondelez International, Inc. Class A(2)	6,228	249
See Notes to Financial Statements.

Rampart Enhanced Core Equity Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2018
($ reported in thousands)
	Shares	Value

Consumer Staples—continued
Monster Beverage Corp.(1)	1,682	$ 83
PepsiCo, Inc.(2)	6,062	670
Philip Morris International, Inc.(2)	6,558	438
Procter & Gamble Co. (The)(2)	10,256	943
Sysco Corp.	2,010	126
Tyson Foods, Inc. Class A	1,251	67
Walgreens Boots Alliance, Inc.(2)	3,677	251
Walmart, Inc.(2)	5,994	558
		6,624

Energy—5.0%
Anadarko Petroleum Corp.	1,970	86
Apache Corp.	1,478	39
Baker Hughes a GE Co.	1,949	42
Cabot Oil & Gas Corp.	1,704	38
Chevron Corp.(2)	7,287	793
Cimarex Energy Co.	372	23
Concho Resources, Inc.(1)	785	81
ConocoPhillips (2)	4,445	277
Devon Energy Corp.	1,818	41
Diamondback Energy, Inc.	589	55
EOG Resources, Inc.	2,222	194
Exxon Mobil Corp.(2)	16,100	1,098
Halliburton Co.(2)	3,388	90
Helmerich & Payne, Inc.	423	20
Hess Corp.	964	39
HollyFrontier Corp.	625	32
Kinder Morgan, Inc.(2)	7,191	111
Marathon Oil Corp.	3,312	47
Marathon Petroleum Corp.	2,598	153
National Oilwell Varco, Inc.	1,473	38
Newfield Exploration Co.(1)	799	12
Noble Energy, Inc.	1,880	35
Occidental Petroleum Corp.(2)	2,925	179
ONEOK, Inc.	1,568	85
Phillips 66	1,631	140
Pioneer Natural Resources Co.	643	84
Schlumberger Ltd.(2)	5,421	196
TechnipFMC plc	1,691	33
Valero Energy Corp.	1,599	120
Williams Cos., Inc. (The)	4,594	101
		4,282

Financials—12.4%
Affiliated Managers Group, Inc.	206	20
Aflac, Inc.	2,940	134
Allstate Corp. (The)(2)	1,314	109
American Express Co.(2)	2,661	254
American International Group, Inc.(2)	3,299	130
Ameriprise Financial, Inc.	540	56
Aon plc	919	134
Assurant, Inc.	197	18
Bank of America Corp.(2)	34,569	852
Bank of New York Mellon Corp. (The)(2)	3,394	160
BB&T Corp.	2,914	126
Berkshire Hathaway, Inc. Class B(1)(2)	7,367	1,504
BlackRock, Inc.(2)	465	183
Brighthouse Financial, Inc.(1)(2)	463	14
Capital One Financial Corp.(2)	1,824	138
Cboe Global Markets, Inc.	426	42
Charles Schwab Corp. (The)	4,516	188
Chubb Ltd.	1,744	225
	Shares	Value

Financials—continued
Cincinnati Financial Corp.	566	$ 44
Citigroup, Inc.(2)	9,524	496
Citizens Financial Group, Inc.	1,814	54
CME Group, Inc.	1,323	249
Comerica, Inc.	610	42
Discover Financial Services	1,308	77
E*TRADE Financial Corp.	985	43
Everest Re Group Ltd.	154	33
Fifth Third Bancorp	2,551	60
Franklin Resources, Inc.	1,161	34
Gallagher (Arthur J.) & Co.	693	51
Goldman Sachs Group, Inc. (The)(2)	1,335	223
Hartford Financial Services Group, Inc. (The)	1,340	60
Huntington Bancshares, Inc.	4,204	50
Intercontinental Exchange, Inc.	2,155	162
Invesco Ltd.	1,560	26
Jefferies Financial Group, Inc.	1,131	20
JPMorgan Chase & Co.(2)	12,652	1,235
KeyCorp	4,022	59
Lincoln National Corp.	822	42
Loews Corp.	1,049	48
M&T Bank Corp.	544	78
Marsh & McLennan Cos., Inc.	1,909	152
MetLife, Inc.(2)	3,775	155
Moody’s Corp.	638	89
Morgan Stanley(2)	5,071	201
MSCI, Inc.	337	50
Nasdaq, Inc.	432	35
Northern Trust Corp.	839	70
People’s United Financial, Inc.	1,410	20
PNC Financial Services Group, Inc. (The)	1,754	205
Principal Financial Group, Inc.	981	43
Progressive Corp. (The)	2,217	134
Prudential Financial, Inc.	1,564	128
Raymond James Financial, Inc.	498	37
Regions Financial Corp.	3,949	53
S&P Global, Inc.	956	162
State Street Corp.	1,409	89
SunTrust Banks, Inc.	1,750	88
SVB Financial Group(1)	204	39
Synchrony Financial	2,553	60
T. Rowe Price Group, Inc.	921	85
Torchmark Corp.	391	29
Travelers Cos., Inc. (The)	1,007	121
U.S. Bancorp(2)	5,769	264
Unum Group	835	24
Wells Fargo & Co.(2)	16,354	754
Willis Towers Watson plc	497	75
Zions Bancorp NA	742	30
		10,665

Health Care—16.3%
Abbott Laboratories(2)	7,376	534
AbbVie, Inc.(2)	6,394	589
ABIOMED, Inc.(1)	187	61
Agilent Technologies, Inc.	1,347	91
Alexion Pharmaceuticals, Inc.(1)	944	92
Align Technology, Inc.(1)	303	63
Allergan plc(2)	1,338	179
AmerisourceBergen Corp.	684	51
Amgen, Inc.(2)	2,744	534
Anthem, Inc.	1,090	286
See Notes to Financial Statements.

Rampart Enhanced Core Equity Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2018
($ reported in thousands)
	Shares	Value

Health Care—continued
Baxter International, Inc.	2,087	$ 137
Becton, Dickinson & Co.	1,129	254
Biogen, Inc.(1)(2)	845	254
Boston Scientific Corp.(1)	5,887	208
Bristol-Myers Squibb Co.(2)	6,922	360
Cardinal Health, Inc.	1,332	59
Celgene Corp.(1)(2)	2,964	190
Centene Corp.(1)	882	102
Cerner Corp.(1)	1,377	72
Cigna Corp.	1,603	305
Cooper Cos., Inc. (The)	209	53
CVS Health Corp.(2)	5,435	356
Danaher Corp.(2)	2,591	267
DaVita, Inc.(1)	535	28
DENTSPLY SIRONA, Inc.	935	35
Edwards Lifesciences Corp.(1)	884	135
Eli Lilly & Co.(2)	4,043	468
Gilead Sciences, Inc.(2)	5,488	343
HCA Healthcare, Inc.	1,197	149
Henry Schein, Inc.(1)	656	52
Hologic, Inc.(1)	1,146	47
Humana, Inc.	591	169
IDEXX Laboratories, Inc.(1)	366	68
Illumina, Inc.(1)	621	186
Incyte Corp.(1)	738	47
Intuitive Surgical, Inc.(1)	488	234
IQVIA Holdings, Inc.(1)	688	80
Johnson & Johnson(2)	12,290	1,586
Laboratory Corporation of America Holdings(1)	427	54
McKesson Corp.	867	96
Medtronic plc(2)	5,672	516
Merck & Co., Inc.(2)	11,323	865
Mettler-Toledo International, Inc.(1)	106	60
Mylan NV(1)	2,197	60
Nektar Therapeutics(1)	739	24
PerkinElmer, Inc.	469	37
Perrigo Co. plc	533	21
Pfizer, Inc.(2)	24,584	1,073
Quest Diagnostics, Inc.	582	48
Regeneron Pharmaceuticals, Inc.(1)	318	119
ResMed, Inc.	601	68
Stryker Corp.	1,327	208
Thermo Fisher Scientific, Inc.	1,712	383
UnitedHealth Group, Inc.(2)	4,073	1,015
Universal Health Services, Inc. Class B	386	45
Varian Medical Systems, Inc.(1)	384	44
Vertex Pharmaceuticals, Inc.(1)	1,074	178
Waters Corp.(1)	321	61
WellCare Health Plans, Inc.(1)	213	50
Zimmer Biomet Holdings, Inc.	865	90
Zoetis, Inc.	2,042	175
		14,014

Industrials—8.6%
3M Co.(2)	2,258	430
A.O. Smith Corp.	551	24
Alaska Air Group, Inc.	453	28
Allegion plc	359	29
American Airlines Group, Inc.	1,533	49
AMETEK, Inc.	883	60
Arconic, Inc.	1,621	27
Boeing Co. (The)(2)	2,037	657
	Shares	Value

Industrials—continued
Caterpillar, Inc.(2)	2,204	$ 280
Cintas Corp.	325	55
Copart, Inc.(1)	785	37
CSX Corp.	3,186	198
Cummins, Inc.	563	75
Deere & Co.	1,195	178
Delta Air Lines, Inc.	2,350	117
Dover Corp.	564	40
Eaton Corp. plc	1,623	111
Emerson Electric Co.(2)	2,357	141
Equifax, Inc.	450	42
Expeditors International of Washington, Inc.	654	45
Fastenal Co.	1,088	57
FedEx Corp.(2)	923	149
Flowserve Corp.	508	19
Fluor Corp.	535	17
Fortive Corp.	1,166	79
Fortune Brands Home & Security, Inc.	540	20
General Dynamics Corp.(2)	1,053	166
General Electric Co.(2)	32,906	249
Harris Corp.	439	59
Honeywell International, Inc.(2)	2,821	373
Hunt (JB) Transport Services, Inc.	338	31
Huntington Ingalls Industries, Inc.	163	31
IHS Markit Ltd.(1)	1,351	65
Illinois Tool Works, Inc.	1,171	148
Ingersoll-Rand plc	928	85
Jacobs Engineering Group, Inc.	454	27
Johnson Controls International plc	3,471	103
Kansas City Southern	384	37
L3 Technologies, Inc.	294	51
Lockheed Martin Corp.(2)	940	246
Masco Corp.	1,148	34
Nielsen Holdings plc	1,341	31
Norfolk Southern Corp.	1,091	163
Northrop Grumman Corp.	663	162
PACCAR, Inc.	1,325	76
Parker-Hannifin Corp.	505	75
Pentair plc	612	23
Quanta Services, Inc.	561	17
Raytheon Co.(2)	1,081	166
Republic Services, Inc.	818	59
Robert Half International, Inc.	463	26
Robinson (C.H.) Worldwide, Inc.	518	44
Rockwell Automation, Inc.	462	70
Rollins, Inc.	565	20
Roper Technologies, Inc.	396	106
Snap-on, Inc.	214	31
Southwest Airlines Co.	1,935	90
Stanley Black & Decker, Inc.	569	68
Textron, Inc.	937	43
TransDigm Group, Inc.(1)	182	62
Union Pacific Corp.(2)	2,823	390
United Continental Holdings, Inc.(1)	852	71
United Parcel Service, Inc. Class B(2)	2,644	258
United Rentals, Inc.(1)	318	33
United Technologies Corp.(2)	3,036	323
Verisk Analytics, Inc.(1)	624	68
W.W. Grainger, Inc.	170	48
Waste Management, Inc.	1,477	131
See Notes to Financial Statements.

Rampart Enhanced Core Equity Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2018
($ reported in thousands)
	Shares	Value

Industrials—continued
Xylem, Inc.	672	$ 45
		7,368

Information Technology—19.0%
Accenture plc Class A(2)	2,465	348
Adobe, Inc.(1)	1,972	446
Advanced Micro Devices, Inc.(1)	3,197	59
Alliance Data Systems Corp.	179	27
Amphenol Corp. Class A	1,143	93
Analog Devices, Inc.	1,407	121
ANSYS, Inc.(1)	325	46
Apple, Inc.(2)	17,698	2,792
Applied Materials, Inc.	3,790	124
Arista Networks, Inc.(1)	200	42
Autodesk, Inc.(1)	841	108
Automatic Data Processing, Inc.	1,676	220
Broadcom, Inc.	1,634	416
Broadridge Financial Solutions, Inc.	440	42
Cadence Design Systems, Inc.(1)	1,077	47
Cisco Systems, Inc.(2)	17,683	766
Citrix Systems, Inc.	486	50
Cognizant Technology Solutions Corp. Class A	2,208	140
Corning, Inc.	3,076	93
DXC Technology Co.	1,073	57
F5 Networks, Inc.(1)	232	38
Fidelity National Information Services, Inc.	1,242	127
Fiserv, Inc.(1)	1,541	113
FleetCor Technologies, Inc.(1)	335	62
FLIR Systems, Inc.	525	23
Fortinet, Inc.(1)	549	39
Gartner, Inc.(1)	352	45
Global Payments, Inc.	603	62
Hewlett Packard Enterprise Co.	5,599	74
HP, Inc.	5,983	122
Intel Corp.(2)	17,370	815
International Business Machines Corp.(2)	3,432	390
Intuit, Inc.	1,002	197
IPG Photonics Corp.(1)	137	16
Jack Henry & Associates, Inc.	294	37
Juniper Networks, Inc.	1,303	35
Keysight Technologies, Inc.(1)	690	43
KLA-Tencor Corp.	604	54
Lam Research Corp.	603	82
Mastercard, Inc. Class A(2)	3,469	654
Maxim Integrated Products, Inc.	1,050	53
Microchip Technology, Inc.	890	64
Micron Technology, Inc.(1)	4,434	141
Microsoft Corp.(2)	29,554	3,002
Motorola Solutions, Inc.	618	71
NetApp, Inc.	988	59
NVIDIA Corp.	2,308	308
Oracle Corp.(2)	10,697	483
Paychex, Inc.	1,222	80
PayPal Holdings, Inc.(1)(2)	4,504	379
Qorvo, Inc.(1)	471	29
QUALCOMM, Inc.(2)	4,563	260
Red Hat, Inc.(1)	663	116
salesforce.com, Inc.(1)	2,910	399
Seagate Technology plc	997	38
Skyworks Solutions, Inc.	677	45
Symantec Corp.	2,419	46
Synopsys, Inc.(1)	565	48
	Shares	Value

Information Technology—continued
TE Connectivity Ltd.	1,312	$ 99
Texas Instruments, Inc.(2)	3,691	349
Total System Services, Inc.	636	52
VeriSign, Inc.(1)	410	61
Visa, Inc. Class A(2)	6,754	891
Western Digital Corp.	1,121	41
Western Union Co. (The)	1,718	29
Xerox Corp.	784	15
Xilinx, Inc.	948	81
		16,304

Materials—2.5%
Air Products & Chemicals, Inc.	828	133
Albemarle Corp.	419	32
Avery Dennison Corp.	325	29
Ball Corp.	1,298	60
CF Industries Holdings, Inc.	863	38
DowDuPont, Inc.(2)	8,778	469
Eastman Chemical Co.	531	39
Ecolab, Inc.	953	140
FMC Corp.	509	38
Freeport-McMoRan, Inc.	5,590	58
International Flavors & Fragrances, Inc.	378	51
International Paper Co.	1,514	61
Linde plc	2,072	323
LyondellBasell Industries NV Class A	1,212	101
Martin Marietta Materials, Inc.	236	41
Mosaic Co. (The)	1,323	39
Newmont Mining Corp.	2,035	70
Nucor Corp.	1,166	60
Packaging Corporation of America	352	29
PPG Industries, Inc.	910	93
Sealed Air Corp.	566	20
Sherwin-Williams Co. (The)	306	120
Vulcan Materials Co.	489	48
Westrock Co.	942	36
		2,128

Real Estate—3.0%
Alexandria Real Estate Equities, Inc.	439	51
American Tower Corp.	1,823	288
Apartment Investment & Management Co. Class A	646	28
AvalonBay Communities, Inc.	570	99
Boston Properties, Inc.	639	72
CBRE Group, Inc. Class A(1)	1,319	53
Crown Castle International Corp.	1,721	187
Digital Realty Trust, Inc.	859	92
Duke Realty Corp.	1,476	38
Equinix, Inc.	330	116
Equity Residential	1,522	101
Essex Property Trust, Inc.	272	67
Extra Space Storage, Inc.	523	47
Federal Realty Investment Trust	305	36
HCP, Inc.	1,943	54
Host Hotels & Resorts, Inc.	3,063	51
Iron Mountain, Inc.	1,179	38
Kimco Realty Corp.	1,730	25
Macerich Co. (The)	446	19
Mid-America Apartment Communities, Inc.	470	45
Prologis, Inc.	2,612	153
Public Storage	605	122
Realty Income Corp.	1,197	75
See Notes to Financial Statements.

Rampart Enhanced Core Equity Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2018
($ reported in thousands)
	Shares	Value

Real Estate—continued
Regency Centers Corp.	709	$ 42
SBA Communications, Corp.(1)	473	77
Simon Property Group, Inc.(2)	1,287	216
SL Green Realty Corp.	360	29
UDR, Inc.	1,102	44
Ventas, Inc.	1,468	86
Vornado Realty Trust	720	45
Welltower, Inc.	1,536	107
Weyerhaeuser Co.	3,191	70
		2,573

Utilities—3.4%
AES Corp.	2,706	39
Alliant Energy Corp.	983	42
Ameren Corp.	1,018	66
American Electric Power Co., Inc.	2,047	153
American Water Works Co., Inc.	750	68
CenterPoint Energy, Inc.	2,037	57
CMS Energy Corp.	1,184	59
Consolidated Edison, Inc.	1,288	98
Dominion Energy, Inc.	2,672	191
DTE Energy Co.	761	84
Duke Energy Corp.(2)	2,949	254
Edison International	1,344	76
Entergy Corp.	753	65
Evergy, Inc.	1,117	63
Eversource Energy	1,319	86
Exelon Corp.(2)	3,983	180
FirstEnergy Corp.	2,025	76
NextEra Energy, Inc.(2)	1,960	341
NiSource, Inc.	1,507	38
NRG Energy, Inc.	1,265	50
PG&E Corp.(1)	2,178	52
Pinnacle West Capital Corp.	468	40
PPL Corp.	2,915	83
Public Service Enterprise Group, Inc.	2,093	109
SCANA Corp.	555	27
Sempra Energy	1,122	121
Southern Co. (The)(2)	4,212	185
WEC Energy Group, Inc.	1,315	91
Xcel Energy, Inc.	2,126	105
		2,899

Total Common Stocks (Identified Cost $77,969)		82,942

Exchange-Traded Fund—2.1%
Invesco S&P 500 Low Volatility ETF(3)	38,954	1,817
Total Exchange-Traded Fund (Identified Cost $1,898)		1,817

Total Long-Term Investments—98.7% (Identified Cost $79,867)		84,759

Short-Term Investments—0.0%
Purchased Options—0.0%
(See the open purchased options contracts table on page 52 for the detailed information)
Total Purchased Options (Premiums paid $97)		22
Shares	Value

Total Short-Term Investments (Identified Cost $97)	$ 22

TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—98.7% (Identified Cost $79,964)	84,781

Written Options—(0.0)%
(See open written options schedule)
Total Written Options (Premiums received $(164))	(54)

TOTAL INVESTMENTS, NET OF WRITTEN OPTIONS—98.7% (Identified Cost $79,800)	84,727
Other assets and liabilities, net—1.3%	1,118
NET ASSETS—100.0%	$85,845

Abbreviations:
ETF	Exchange-Traded Fund
S&P	Standard & Poor’s

Footnote Legend:
(1)	Non-income producing.
(2)	All or a portion of the security is segregated as collateral for written options.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
See Notes to Financial Statements.

Rampart Enhanced Core Equity Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2018
($ reported in thousands)
Open Purchased Options contracts as of December 31, 2018 were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options
S&P 500® Index	70	$19,040	$2,720	01/04/19	$ —(2)
S&P 500® Index	55	14,988	2,725	01/07/19	— (2)
S&P 500® Index	60	16,500	2,750	01/09/19	1
S&P 500® Index	56	15,820	2,825	01/11/19	1
S&P 500® Index	56	15,540	2,775	01/14/19	2
					4
Put Options
S&P 500® Index	70	14,805	2,115	01/04/19	2
S&P 500® Index	55	10,725	1,950	01/07/19	— (2)
S&P 500® Index	60	12,300	2,050	01/09/19	1
S&P 500® Index	56	11,480	2,050	01/11/19	4
S&P 500® Index	56	11,900	2,125	01/14/19	11
					18
Total Purchased Options					$22

Open Written Options Contracts as of December 31, 2018 were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options
S&P 500® Index	70	$18,620	$2,660	01/04/19	$ (1)
S&P 500® Index	55	14,575	2,650	01/07/19	(4)
S&P 500® Index	60	16,080	2,680	01/09/19	(6)
S&P 500® Index	56	15,400	2,750	01/11/19	(1)
S&P 500® Index	56	15,120	2,700	01/14/19	(7)
					(19)
Put Options
S&P 500® Index	70	15,225	2,175	01/04/19	(3)
S&P 500® Index	55	11,138	2,025	01/07/19	(2)
S&P 500® Index	60	12,720	2,120	01/09/19	(3)
S&P 500® Index	56	11,900	2,125	01/11/19	(8)
S&P 500® Index	56	12,320	2,200	01/14/19	(19)
					(35)
Total Written Options					$(54)

Footnote Legend
(1)	Strike price not reported in thousands.
(2)	Amount is less than $500.
See Notes to Financial Statements.

Rampart Enhanced Core Equity Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2018
($ reported in thousands)
The following table summarizes the market value of the Series’ investments as of December 31, 2018 based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2018	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs
Assets:
Equity Securities:
Common Stocks	$82,942	$82,942	$—
Exchange-Traded Fund	1,817	1,817	—
Purchased Options	22	21	1
Total Investments before Written Options	$84,781	$84,780	$ 1
Liabilities:
Written Options	$ (54)	$ (45)	$ (9)
Total Investments Net of Written Options	$84,727	$84,735	$ (8)
There were no securities valued using significant unobservable inputs (Level 3) at December 31, 2018.
There were no transfers into or out of Level 3 related to securities held at December 31, 2018.
See Notes to Financial Statements.

Strategic Allocation Series
SCHEDULE OF INVESTMENTS December 31, 2018
($ reported in thousands)
	Par Value	Value
U.S. Government Securities—3.7%
U.S. Treasury Bond
2.500%, 2/15/46	$ 2,784	$ 2,518
3.000%, 8/15/48	440	439
Total U.S. Government Securities (Identified Cost $3,019)		2,957

Municipal Bonds—2.7%
California—1.0%
San Diego County Regional Airport Authority Rental Car Center Project Series B - Taxable 5.594%, 7/1/43	275	301
State of California, Build America Bonds Taxable 7.600%, 11/1/40	265	386
University of California, Series B-A, Taxable 4.428%, 5/15/48	75	76
		763

Idaho—0.1%
Idaho Health Facilities Authority Saint Luke’s Health System Revenue Taxable 5.020%, 3/1/48	90	95
New York—0.9%
New York City Transitional Finance Authority Future Tax Secured Revenue Series A-3 5.000%, 8/1/40	315	358
Port Authority of New York & New Jersey, Consolidated Bonds Revenue 5.000%, 4/15/57	335	373
		731

Texas—0.3%
State of Texas 3.011%, 10/1/26	200	198
Virginia—0.4%
City of Bristol, General Obligation Taxable 4.210%, 1/1/42	135	137
Tobacco Settlement Financing Corp. Revenue Taxable Series A-1, Taxable 6.706%, 6/1/46	205	193
		330

Total Municipal Bonds (Identified Cost $2,135)		2,117

Foreign Government Securities—0.6%
Argentine Republic 7.125%, 7/6/36	180	129
Bolivarian Republic of Venezuela 9.375%, 1/13/34(1)	65	18
Kingdom of Abu Dhabi 144A 2.500%, 10/11/22(2)	200	194
Republic of Chile 5.500%, 8/5/20	52,000 COP	77
	Par Value	Value

United Mexican States
4.750%, 3/8/44	$ 54	$ 49
Series M 6.500%, 6/9/22	925 MXN	44
Total Foreign Government Securities (Identified Cost $595)		511

Mortgage-Backed Securities—9.7%
Agency—1.2%
Federal National Mortgage Association
Pool #813881 4.000%, 6/1/20	4	4
Pool #825985 4.500%, 7/1/20	— (3)	— (3)
Pool #254007 6.500%, 10/1/31	2	2
Pool #656288 6.000%, 9/1/32	8	9
Pool #835144 5.000%, 10/1/35	22	24
Pool #882224 6.000%, 9/1/36	1	1
Pool #914724 5.500%, 4/1/37	6	6
Pool #940524 5.500%, 7/1/37	18	19
Pool #949301 6.000%, 10/1/37	6	6
Pool #975097 5.000%, 6/1/38	16	17
Pool #929637 5.500%, 6/1/38	3	3
Pool #986012 5.500%, 6/1/38	3	3
Pool #994383 5.500%, 11/1/38	12	13
Pool #930486 4.000%, 1/1/39	37	38
Pool #991124 5.000%, 1/1/39	5	6
Pool #994322 6.000%, 1/1/39	3	4
Pool #AA4418 4.500%, 3/1/39	9	9
Pool #AA4434 5.000%, 3/1/39	8	9
Pool #AA4436 6.000%, 3/1/39	5	5
Pool #930919 4.500%, 4/1/39	69	72
Pool #993579 4.000%, 5/1/39	65	67
Pool #AC9564 4.500%, 2/1/40	51	53
Pool #AE4799 4.000%, 10/1/40	110	113
Pool #AH8935 4.500%, 4/1/41	107	112
Pool #AH7627 4.000%, 7/1/41	74	76
Pool #AJ5753 3.500%, 1/1/42	25	25
See Notes to Financial Statements.

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2018
($ reported in thousands)
	Par Value	Value

Agency—continued
Pool #AS6515 4.000%, 1/1/46	$ 185	$ 188
Pool #AS9393 4.000%, 4/1/47	39	40
Government National Mortgage Association
Pool #368053 6.500%, 11/15/23	17	19
Pool #351336 6.500%, 12/15/23	1	1
Pool #385198 6.500%, 2/15/24	12	13
Pool #563381 6.500%, 11/15/31	17	18
Pool #581072 6.500%, 2/15/32	18	20
		995

Non-Agency—8.5%
Access Point Funding I LLC 2017-A, A 144A 3.060%, 4/15/29(2)	96	95
Agate Bay Mortgage Trust 2016-3, A5 144A 3.500%, 8/25/46(2)(4)	68	68
American Homes 4 Rent Trust
2015-SFR2, C 144A 4.691%, 10/17/45(2)	110	114
2015-SFR1, A 144A 3.467%, 4/17/52(2)	103	102
Ameriquest Mortgage Securities, Inc. Pass-Through Certificates, 2003-AR3, M4 (1 month LIBOR - 5.850%) 3.596%, 6/25/33(4)	132	131
Angel Oak Mortgage Trust I LLC
2018-1, A1 144A 3.258%, 4/27/48(2)(4)	40	39
2018-2, A1 144A 3.674%, 7/27/48(2)(4)	45	45
Arroyo Mortgage Trust 2018-1, A1 144A 3.763%, 4/25/48(2)(4)	88	88
Aventura Mall Trust 2013-AVM, C 144A 3.743%, 12/5/32(2)(4)	300	305
Bayview Opportunity Master Fund IVa Trust 2016-SPL1, B1 144A 4.250%, 4/28/55(2)	100	101
Bayview Opportunity Master Fund IVb Trust 2016-SPL2, B1 144A 4.250%, 6/28/53(2)(4)	100	101
BX Trust 2018-GW, B (1 month LIBOR + 1.020%) 144A 3.475%, 5/15/35(2)(4)	125	122
CIT Home Equity Loan Trust 2003-1, A5 5.480%, 7/20/34	108	109
Citigroup Mortgage Loan Trust, Inc.
2004-NCM2, 2CB2 6.750%, 8/25/34	54	58
2014-A, A 144A 4.000%, 1/25/35(2)(4)	34	35
2015-A, A1 144A 3.500%, 6/25/58(2)(4)	43	43
Cold Storage Trust 2017-ICE3, A (1 month LIBOR + 1.000%) 144A 3.455%, 4/15/36(2)(4)	115	113
Colony Starwood Homes Trust 2016-2A, C (1 month LIBOR + 2.150%) 144A 4.605%, 12/17/33(2)(4)	74	74
	Par Value	Value

Non-Agency—continued
COLT Mortgage Loan Trust Funding LLC
2018-1, A1 144A 2.930%, 2/25/48(2)(4)	$ 55	$ 55
2018-2, A1 144A 3.470%, 7/27/48(2)(4)	76	76
Credit Suisse Mortgage Capital Trust 2013-HYB1, A16 144A 3.002%, 4/25/43(2)(4)	25	25
Deephaven Residential Mortgage Trust 2018-1A, A1 144A 2.976%, 12/25/57(2)(4)	61	61
Ellington Financial Mortgage Trust 2018-1, A1FX 144A 4.140%, 10/25/58(2)(4)	97	97
GAHR Commercial Mortgage Trust 2015-NRF, CFX 144A 3.382%, 12/15/34(2)(4)	100	99
Galton Funding Mortgage Trust
2017-1, A21 144A 3.500%, 7/25/56(2)(4)	58	58
2018-2, A41 144A 4.500%, 10/25/58(2)(4)	94	96
GMAC Mortgage Corp. Loan Trust 2004-AR1, 12A 4.317%, 6/25/34(4)	22	22
Goldman Sachs Mortgage Securities Trust 2012-ALOH, A 144A 3.551%, 4/10/34(2)	100	101
GSAA Home Equity Trust 2005-12, AF3W 4.999%, 9/25/35(4)	26	26
IMC Home Equity Loan Trust 1997-5, A9 7.310%, 11/20/28	59	58
JPMorgan Chase (Bear Stearns) Adjustable Rate Mortgage Trust 2004-1, 21A1 4.113%, 4/25/34(4)	33	33
JPMorgan Chase (Washington Mutual) Mortgage Pass-Through Certificates Trust
2003-AR6, A1 4.222%, 6/25/33(4)	35	35
2003-AR4, 2A1 3.950%, 8/25/33(4)	48	47
JPMorgan Chase Commercial Mortgage Securities Trust
2011-C4, A4 144A 4.388%, 7/15/46(2)	219	225
2014-C22, A4 3.801%, 9/15/47	150	152
JPMorgan Chase Mortgage Trust
2014-2, 2A2 144A 3.500%, 6/25/29(2)(4)	90	89
2016-1, M2 144A 3.750%, 4/25/45(2)(4)	65	65
2016-2, M2 144A 3.750%, 12/25/45(2)(4)	72	72
2017-5, A1 144A 3.176%, 10/26/48(2)(4)	234	232
2018-8, A3 144A 4.000%, 1/25/49(2)(4)	49	49
MASTR Alternative Loan Trust 2003-8, 2A1 5.750%, 11/25/33	84	86
MASTR Specialized Loan Trust 2005-3, A2 144A 5.704%, 11/25/35(2)	36	37
MetLife Securitization Trust 2017-1A, M1 144A 3.693%, 4/25/55(2)(4)	100	100
Morgan Stanley - Bank of America (Merrill Lynch) Trust 2015-C22, AS 3.561%, 4/15/48	225	224
Morgan Stanley Capital I Trust 2017-CLS, A (1 month LIBOR + 0.700%) 144A 3.155%, 11/15/34(2)(4)	108	106
See Notes to Financial Statements.

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2018
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
Motel 6 Trust 2017-MTL6, A (1 month LIBOR + 0.920%) 144A 3.375%, 8/15/34(2)(4)	$ 124	$ 122
New Residential Mortgage Loan Trust
2016-2A, A1 144A 3.750%, 11/26/35(2)(4)	140	140
2014-1A, A 144A 3.750%, 1/25/54(2)(4)	61	61
2015-2A, A1 144A 3.750%, 8/25/55(2)(4)	115	115
2016-1A, A1 144A 3.750%, 3/25/56(2)(4)	49	49
2016-3A, A1 144A 3.750%, 9/25/56(2)(4)	62	62
2016-4A, A1 144A 3.750%, 11/25/56(2)(4)	95	95
2016-4A, B1A 144A 4.500%, 11/25/56(2)(4)	92	95
NovaStar Mortgage Funding Trust 2004-4, M5 (1 month LIBOR + 1.725%) 4.231%, 3/25/35(4)	78	78
Oak Hill Advisors Residential Loan Trust 2017-NPL2, A1 144A 3.000%, 7/25/57(2)	87	85
OBX Trust 2018-EXP2, 1A1 144A 4.000%, 11/25/48(2)(4)	97	97
One Market Plaza Trust 2017-1MKT, A 144A 3.614%, 2/10/32(2)	100	100
Progress Residential Trust 2018-SFR1, B 144A 3.484%, 3/17/35(2)	110	108
Residential Asset Mortgage Products Trust 2005-SL2, A4 7.500%, 2/25/32	43	39
RETL 2018-RVP, C (1 month LIBOR + 2.050%) 144A 4.505%, 3/15/33(2)(4)	60	60
Structured Adjustable Rate Mortgage Loan Trust 2004-1, 6A 4.522%, 2/25/34(4)	73	73
Towd Point Mortgage Trust
2015-1, A2 144A 3.250%, 10/25/53(2)(4)	100	99
2015-6, M1 144A 3.750%, 4/25/55(2)(4)	100	100
2015-5, A1B 144A 2.750%, 5/25/55(2)(4)	63	62
2015-5, A2 144A 3.500%, 5/25/55(2)(4)	100	100
2016-4, A1 144A 2.250%, 7/25/56(2)(4)	57	56
2018-SJ1, A1 144A 4.000%, 10/25/58(2)(4)	100	100
2015-2, 1M1 144A 3.250%, 11/25/60(2)(4)	145	141
Vericrest Opportunity Loan Trust LXIV LLC 2017-NP11, A1 144A 3.375%, 10/25/47(2)	102	101
Vericrest Opportunity Loan Trust LXIX LLC 2018-NPL5, A1A 144A 4.213%, 8/25/48(2)	110	109
Verus Securitization Trust
2018-1, A1 144A 2.929%, 2/25/48(2)(4)	119	118
2018-2, A1 144A 3.677%, 6/1/58(2)(4)	87	87
2018-3, A1 144A 4.108%, 10/25/58(2)(4)	97	97
	Par Value	Value

Non-Agency—continued
Wells Fargo Commercial Mortgage Trust 2015-LC20, B 3.719%, 4/15/50	$ 140	$ 136
		6,754

Total Mortgage-Backed Securities (Identified Cost $7,750)		7,749

Asset-Backed Securities—4.1%
Automobiles—2.7%
American Credit Acceptance Receivables Trust
2017-2, C 144A 2.860%, 6/12/23(2)	95	95
2018-3, C 144A 3.750%, 10/15/24(2)	105	105
2018-4, C 144A 3.970%, 1/13/25(2)	100	100
Avis Budget Rental Car Funding LLC (AESOP) 2015-2A, A 144A 2.630%, 12/20/21(2)	180	178
Capital Auto Receivables Asset Trust 2017-1, C 144A 2.700%, 9/20/22(2)	90	89
Centre Point Funding LLC 2012-2A, 1 144A 2.610%, 8/20/21(2)	43	43
Drive Auto Receivables Trust 2018-4, D 4.090%, 1/15/26	105	106
DT Auto Owner Trust
2016-4A, C 144A 2.740%, 10/17/22(2)	65	65
2018-3A, C 144A 3.790%, 7/15/24(2)	75	75
Exeter Automobile Receivables Trust
2014-3A, D 144A 5.690%, 4/15/21(2)	115	116
2015-1A, C 144A 4.100%, 12/15/20(2)	65	65
2018-3A, C 144A 3.710%, 6/15/23(2)	105	106
2018-4A, D 144A 4.350%, 9/16/24(2)	100	101
Flagship Credit Auto Trust
2016-1, A 144A 2.770%, 12/15/20(2)	10	10
2016-2, B 144A 3.840%, 9/15/22(2)	82	82
GLS Auto Receivables Trust
2017-1A, B 144A 2.980%, 12/15/21(2)	115	115
2018-3A, C 144A 4.180%, 7/15/24(2)	130	131
Hertz Vehicle Financing II LP 2015-1A, A 144A 2.730%, 3/25/21(2)	110	109
Skopos Auto Receivables Trust 2018-1A, A 144A 3.190%, 9/15/21(2)	52	52
Tesla Auto Lease Trust 2018-B, B 144A 4.120%, 10/20/21(2)	85	85
Tricolor Auto Securitization Trust 2018-2A, B 144A 4.760%, 2/15/22(2)	100	101
Veros Automobile Receivables Trust 2018-1, B 144A 4.050%, 2/15/24(2)	85	86
See Notes to Financial Statements.

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2018
($ reported in thousands)
	Par Value	Value

Automobiles—continued
Westlake Automobile Receivables Trust 2017-2A, C 144A 2.590%, 12/15/22(2)	$ 110	$ 109
		2,124

Home Equity Loans—0.0%
Structured Asset Securities Corp. Mortgage Pass-Through Certificates 2001-SB1, A2 3.375%, 8/25/31	34	33
Other—1.1%
BXG Receivables Note Trust 2012-A, A 144A 2.660%, 12/2/27(2)	21	21
CCG Receivables Trust 2018-1, A2 144A 2.500%, 6/16/25(2)	217	216
Dell Equipment Finance Trust 2017-2, A3 144A 2.190%, 10/24/22(2)	100	99
Diamond Resorts Owner Trust 2017-1A, A 144A 3.270%, 10/22/29(2)	52	52
Hilton Grand Vacations Trust 2018-AA, A 144A 3.540%, 2/25/32(2)	100	100
MVW Owner Trust 2017-1A, A 144A 2.420%, 12/20/34(2)	79	77
OneMain Financial Issuance Trust 2015-1A, A 144A 3.190%, 3/18/26(2)	24	24
Prosper Marketplace Issuance Trust
2017-2A, B 144A 3.480%, 9/15/23(2)	100	100
2018-2A, B 144A 3.960%, 10/15/24(2)	100	100
SoFi Consumer Loan Program LLC
2016-3, A 144A 3.050%, 12/26/25(2)	65	65
2017-1, A 144A 3.280%, 1/26/26(2)	41	41
		895

Student Loan—0.3%
Earnest Student Loan Program LLC 2017-A, A2 144A 2.650%, 1/25/41(2)	58	58
Laurel Road Prime Student Loan Trust 2017-B, A2FX 144A 2.770%, 8/25/42(2)	104	102
SoFi Professional Loan Program LLC 2016-A, A2 144A 2.760%, 12/26/36(2)	43	43
		203

Total Asset-Backed Securities (Identified Cost $3,259)		3,255

Corporate Bonds and Notes—17.6%
Communication Services—0.9%
AT&T, Inc.
5.250%, 3/1/37	20	20
4.800%, 6/15/44	90	81
Charter Communications Operating LLC 4.908%, 7/23/25	105	104
Comcast Corp.
3.950%, 10/15/25	45	46
4.150%, 10/15/28	22	22
Discovery Communications LLC 3.950%, 3/20/28	100	93
	Par Value	Value

Communication Services—continued
Meredith Corp. 144A 6.875%, 2/1/26(2)	$ 40	$ 39
Sprint Spectrum Co., LLC 144A 4.738%, 3/20/25(2)	200	196
Verizon Communications, Inc.
4.125%, 3/16/27	105	105
(3 month LIBOR + 1.100%) 3.716%, 5/15/25(4)	35	34
		740

Consumer Discretionary—1.4%
Aptiv Corp. 4.150%, 3/15/24	90	90
Bunge Ltd. Finance Corp. 4.350%, 3/15/24	70	69
CRH America, Inc. 144A 3.875%, 5/18/25(2)	90	87
Dollar Tree, Inc. 4.000%, 5/15/25	90	87
General Motors Financial Co., Inc.
3.500%, 7/10/19	130	130
4.200%, 3/1/21	45	45
3.550%, 4/9/21	17	17
GLP Capital LP 5.750%, 6/1/28	100	101
Graham Holdings Co. 144A 5.750%, 6/1/26(2)	80	80
Horton (D.R.), Inc. 4.750%, 2/15/23	115	116
Lear Corp. 3.800%, 9/15/27	120	110
Lennar Corp. 4.750%, 11/29/27	60	54
TRI Pointe Group, Inc. 5.875%, 6/15/24	55	49
William Lyon Homes, Inc. 6.000%, 9/1/23	65	58
		1,093

Consumer Staples—0.8%
Anheuser-Busch InBev Worldwide, Inc. 4.000%, 4/13/28	110	105
Conagra Brands, Inc. 4.300%, 5/1/24	85	85
CVS Health Corp.
2.875%, 6/1/26	120	110
4.300%, 3/25/28	83	81
Flowers Foods, Inc. 4.375%, 4/1/22	130	131
Kraft Heinz Foods Co. (The)
3.500%, 7/15/22	53	52
4.000%, 6/15/23	40	40
		604

Energy—1.4%
Cheniere Energy Partners LP 144A 5.625%, 10/1/26(2)	35	33
CNOOC Finance 2013 Ltd. 3.000%, 5/9/23	200	193
Enbridge Energy Partners LP 5.875%, 10/15/25	105	114
See Notes to Financial Statements.

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2018
($ reported in thousands)
	Par Value	Value

Energy—continued
EP Energy LLC 144A 8.000%, 11/29/24(2)(5)	$ 30	$ 22
Helmerich & Payne, Inc. 144A 4.650%, 3/15/25(2)	80	82
HollyFrontier Corp. 5.875%, 4/1/26	100	101
Kinder Morgan, Inc.
4.300%, 6/1/25	165	164
7.750%, 1/15/32	65	78
MPLX LP 4.875%, 12/1/24	120	122
NuStar Logistics LP 5.625%, 4/28/27	70	65
Range Resources Corp. 5.000%, 3/15/23	35	31
Valero Energy Partners LP 4.500%, 3/15/28	90	88
		1,093

Financials—6.6%
Allstate Corp. (The) Series B 5.750%, 8/15/53(6)	145	141
Apollo Management Holdings LP 144A 4.000%, 5/30/24(2)	150	150
Ares Capital Corp. 3.500%, 2/10/23	45	43
Ares Finance Co., LLC 144A 4.000%, 10/8/24(2)	140	134
Athene Holding Ltd. 4.125%, 1/12/28	95	86
Aviation Capital Group LLC
144A 3.875%, 5/1/23(2)	108	106
144A 3.500%, 11/1/27(2)	100	90
Banco de Credito e Inversiones 144A 3.500%, 10/12/27(2)	215	194
Bank of America Corp.
3.004%, 12/20/23	90	87
4.200%, 8/26/24	170	169
Bank of Montreal 3.803%, 12/15/32	156	144
Brighthouse Financial, Inc. 3.700%, 6/22/27	100	85
BrightSphere Investment Group plc 4.800%, 7/27/26	65	63
Brookfield Finance LLC 4.000%, 4/1/24	92	91
Capital One Financial Corp. 3.750%, 7/28/26	115	105
Citigroup, Inc.
3.200%, 10/21/26	66	61
(3 month LIBOR + 1.250%) 4.047%, 7/1/26(4)	160	156
E*TRADE Financial Corp. 4.500%, 6/20/28	110	108
FS KKR Capital Corp.
4.250%, 1/15/20	125	125
4.750%, 5/15/22	35	35
Goldman Sachs Group, Inc. (The) 4.250%, 10/21/25	195	187
Guanay Finance Ltd. 144A 6.000%, 12/15/20(2)	109	110
	Par Value	Value

Financials—continued
Huntington Bancshares, Inc. 7.000%, 12/15/20	$ 95	$ 101
ICAHN Enterprises LP 6.375%, 12/15/25	70	67
iStar, Inc. 5.250%, 9/15/22	70	65
Jefferies Group LLC 6.875%, 4/15/21	42	45
JPMorgan Chase & Co. 3.300%, 4/1/26	165	157
KeyCorp 5.100%, 3/24/21	180	187
Liberty Mutual Group, Inc. 144A 4.250%, 6/15/23(2)	150	151
Lincoln National Corp. (3 month LIBOR + 2.040%) 4.509%, 4/20/67(4)(6)	55	43
Lloyds Bank plc 144A 6.500%, 9/14/20(2)	150	156
Morgan Stanley
4.100%, 5/22/23	90	90
3.125%, 7/27/26	125	115
Navient Corp. 6.750%, 6/25/25	85	72
Nuveen Finance LLC 144A 4.125%, 11/1/24(2)	135	138
Prudential Financial, Inc.
5.875%, 9/15/42	100	101
5.625%, 6/15/43(6)	65	64
S&P Global, Inc. 4.000%, 6/15/25	135	138
Santander Holdings USA, Inc.
4.450%, 12/3/21	86	88
3.700%, 3/28/22	93	91
SBA Tower Trust 144A 2.877%, 7/9/21(2)	100	98
Synchrony Financial 3.950%, 12/1/27	90	76
Teachers Insurance & Annuity Association of America 144A 4.375%, 9/15/54(2)	120	122
Toronto-Dominion Bank (The) 3.625%, 9/15/31	155	146
Trinity Acquisition plc 4.400%, 3/15/26	90	90
Wells Fargo & Co.
Series M 3.450%, 2/13/23	125	122
Series S 5.900%, (7)	140	133
Willis Towers Watson plc 5.750%, 3/15/21	135	141
		5,267

Health Care—1.5%
AbbVie, Inc.
3.600%, 5/14/25	50	48
3.200%, 5/14/26	75	69
Allergan Funding SCS 3.450%, 3/15/22	70	69
Anthem, Inc.
3.650%, 12/1/27	29	28
4.101%, 3/1/28	95	93
See Notes to Financial Statements.

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2018
($ reported in thousands)
	Par Value	Value

Health Care—continued
Bausch Health Cos., Inc.
144A 7.000%, 3/15/24(2)	$ 15	$ 15
144A 5.500%, 11/1/25(2)	65	61
Becton Dickinson and Co. 3.300%, 3/1/23	150	147
Cardinal Health, Inc.
3.200%, 3/15/23	70	67
3.410%, 6/15/27	40	36
Centene Corp. 144A 5.375%, 6/1/26(2)	15	15
Cigna Corp.
144A 4.125%, 11/15/25(2)	74	74
144A 4.375%, 10/15/28(2)	95	96
Fresenius U.S. Finance II, Inc. 144A 4.500%, 1/15/23(2)	15	15
HCA, Inc.
5.375%, 2/1/25	15	15
5.625%, 9/1/28	35	34
Shire Acquisitions Investments Ireland DAC 2.400%, 9/23/21	130	126
Zimmer Biomet Holdings, Inc.
3.550%, 4/1/25	70	66
(3 month LIBOR + 0.750%) 3.554%, 3/19/21(4)	110	109
		1,183

Industrials—0.5%
CNH Industrial N.V. 4.500%, 8/15/23	89	89
Oshkosh Corp. 4.600%, 5/15/28	117	115
Penske Truck Leasing Co., LP 144A 4.125%, 8/1/23(2)	90	90
TransDigm, Inc. 6.375%, 6/15/26	35	33
United Air Lines, Inc. Pass-Through-Trust 2007-1, A 6.636%, 7/2/22	90	93
		420

Information Technology—0.8%
Apple, Inc.
3.250%, 2/23/26	90	88
3.350%, 2/9/27	90	88
Broadcom Corp.
3.000%, 1/15/22	45	43
3.625%, 1/15/24	80	76
Citrix Systems, Inc. 4.500%, 12/1/27	75	72
Dell International LLC 144A 6.020%, 6/15/26(2)	100	100
Hewlett Packard Enterprise Co. 4.900%, 10/15/25	65	66
Verisk Analytics, Inc. 4.000%, 6/15/25	135	135
		668

Materials—1.0%
Anglo American Capital plc 144A 4.000%, 9/11/27(2)	200	181
ArcelorMittal 6.125%, 6/1/25	110	115
	Par Value	Value

Materials—continued
DowDuPont, Inc. 4.493%, 11/15/25	$ 97	$ 100
Glencore Funding LLC 144A 4.125%, 5/30/23(2)	105	103
NewMarket Corp. 4.100%, 12/15/22	157	161
NOVA Chemicals Corp.
144A 4.875%, 6/1/24(2)	25	23
144A 5.000%, 5/1/25(2)	55	49
Vulcan Materials Co. 3.900%, 4/1/27	105	99
		831

Real Estate—1.9%
Alexandria Real Estate Equities, Inc.
4.000%, 1/15/24	58	59
3.950%, 1/15/27	65	63
Brixmor Operating Partnership LP 3.875%, 8/15/22	35	35
Corporate Office Properties LP 3.600%, 5/15/23	165	160
EPR Properties 4.750%, 12/15/26	120	119
Healthcare Realty Trust, Inc. 3.875%, 5/1/25	90	88
Healthcare Trust of America Holdings LP
3.375%, 7/15/21	55	55
3.750%, 7/1/27	110	105
Hospitality Properties Trust 4.500%, 3/15/25	105	102
Kilroy Realty LP 4.375%, 10/1/25	120	120
LifeStorage LP
3.500%, 7/1/26	55	52
3.875%, 12/15/27	40	38
MPT Operating Partnership LP 5.000%, 10/15/27	35	32
Physicians Realty LP 4.300%, 3/15/27	105	102
Retail Opportunity Investments Partnership LP 4.000%, 12/15/24	105	99
Select Income REIT 4.500%, 2/1/25	135	127
Welltower, Inc. 4.000%, 6/1/25	150	148
		1,504

Utilities—0.8%
American Electric Power Co., Inc. Series I 3.650%, 12/1/21	39	39
Exelon Corp. 3.497%, 6/1/22	150	147
Kansas City Power & Light Co. 3.150%, 3/15/23	120	119
PNM Resources, Inc. 3.250%, 3/9/21	85	84
PSEG Power LLC 3.850%, 6/1/23	30	30
Southern Power Co. 4.150%, 12/1/25	160	159
TerraForm Power Operating LLC 144A 5.000%, 1/31/28(2)	55	48
See Notes to Financial Statements.

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2018
($ reported in thousands)
	Par Value	Value

Utilities—continued
Texas Competitive Electric Holdings Co. 144A 0.000%, 10/1/20(2)(8)	$ 65	$ —(3)
		626

Total Corporate Bonds and Notes (Identified Cost $14,436)		14,029

Leveraged Loans(4)—1.8%
Aerospace—0.0%
TransDigm, Inc. Tranche E (1 month LIBOR + 2.500%) 5.022%, 5/30/25	35	33
Consumer Durables—0.2%
Fluidra, S.A. (1 month LIBOR + 2.250%) 4.772%, 7/2/25	70	67
Global Appliance, Inc. Tranche B (1 month LIBOR + 4.000%) 6.530%, 9/29/24	54	52
		119

Consumer Non-Durables—0.0%
Herbalife Nutrition Ltd. Tranche B (1 month LIBOR + 3.250%) 5.772%, 8/18/25	10	10
Energy—0.0%
Paragon Offshore Finance Co. (3 month LIBOR + 2.750%) 0.000%, 7/16/21(1)(8)	— (3)	— (3)
Financial—0.1%
Delos Finance S.a.r.l. (3 month LIBOR + 1.750%) 4.553%, 10/6/23	80	78
Food / Tobacco—0.0%
Aramark Intermediate HoldCo Corp. Tranche B-3 (1 month LIBOR + 1.750%) 4.272%, 3/11/25	33	32
Gaming / Leisure—0.2%
GVC Holdings plc Tranche B-2 (1 month LIBOR + 2.500%) 5.022%, 3/29/24	50	48
Seminole Tribe of Florida Tranche B (1 month LIBOR + 1.750%) 4.272%, 7/8/24	59	58
Wyndham Hotels & Resorts, Inc. Tranche B (1 month LIBOR + 1.750%) 4.272%, 5/30/25	55	53
		159

Healthcare—0.3%
Bausch Health Cos., Inc. (1 month LIBOR + 3.000%) 5.379%, 6/2/25	5	4
Envision Healthcare Corp. (1 month LIBOR + 3.750%) 6.272%, 10/10/25	72	67
Iqvia, Inc. Tranche B-3 (1 month LIBOR + 1.750%) 4.272%, 6/11/25	69	67
Regionalcare Hospital Partners Holdings, Inc. Tranche B (3 month LIBOR + 4.500%) 7.129%, 11/16/25	70	66
		204

Housing—0.2%
American Builders & Contractors Supply Co., Inc. Tranche B-2 (1 month LIBOR + 2.000%) 4.522%, 10/31/23	89	85
	Par Value	Value

Housing—continued
Summit Materials LLC (1 month LIBOR + 2.000%) 4.522%, 11/21/24	$ 70	$ 67
		152

Information Technology—0.1%
Rackspace Hosting, Inc. Tranche B (3 month LIBOR + 3.000%) 5.582%, 11/3/23	106	94
Manufacturing—0.1%
Accudyne Industries Borrower S.C.A. (1 month LIBOR + 3.000%) 5.522%, 8/18/24	66	62
Media / Telecom - Cable/Wireless Video—0.1%
CSC Holdings LLC (3 month LIBOR + 2.250%) 4.745%, 1/15/26	65	61
Media / Telecom - Diversified Media—0.1%
Crown Finance US, Inc. (1 month LIBOR + 2.500%) 5.022%, 2/28/25	74	70
Media / Telecom - Telecommunications—0.1%
CenturyLink, Inc. Tranche B (1 month LIBOR + 2.750%) 5.272%, 1/31/25	89	83
Media / Telecom - Wireless Communications—0.1%
Digicel International Finance Ltd. Tranche B (3 month LIBOR + 3.250%) 5.960%, 5/27/24	10	9
SBA Senior Finance II LLC (1 month LIBOR + 2.000%) 4.530%, 4/11/25	40	38
		47

Metals / Minerals—0.0%
Covia Holdings Corp. (3 month LIBOR + 3.750%) 6.553%, 6/1/25	55	39
Service—0.1%
Frontdoor, Inc. (1 month LIBOR + 2.500%) 5.063%, 8/16/25	50	48
Red Ventures LLC Tranche B-1 (1 month LIBOR + 3.000%) 5.522%, 11/8/24	57	54
		102

Utility—0.1%
Vistra Operations Co., LLC
(1 month LIBOR + 2.000%) 4.522%, 8/4/23	24	23
(1 month LIBOR + 2.000%) 4.473%, 12/31/25	40	38
		61

Total Leveraged Loans (Identified Cost $1,494)		1,406

	Shares
Convertible Preferred Stock—0.6%
Information Technology—0.6%
BDC Payments Holdings, Inc.(8)(9)(10)	55,370	460
Total Convertible Preferred Stock (Identified Cost $460)		460
See Notes to Financial Statements.

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2018
($ reported in thousands)
	Shares	Value

Preferred Stocks—0.8%
Financials—0.6%
Bank of New York Mellon Corp. (The) Series E, 4.950%	45 (11)	$ 44
JPMorgan Chase & Co. Series Z, 5.300%	105 (11)	104
JPMorgan Chase & Co. Series V, 5.000%	55 (11)	53
M&T Bank Corp. Series F, 5.125%(12)	90 (11)	85
MetLife, Inc. Series D, 5.875%	40 (11)	39
PNC Financial Services Group, Inc. (The) Series R, 4.850%	105 (11)	96
PNC Financial Services Group, Inc. (The) Series S, 5.000%	110 (11)	101
		522

Industrials—0.2%
General Electric Co. Series D, 5.000%	165 (11)	126
Total Preferred Stocks (Identified Cost $728)		648

Common Stocks—56.7%
Communication Services—6.5%
Activision Blizzard, Inc.	10,430	486
BT Group plc Sponsored ADR(5)	19,909	303
Facebook, Inc. Class A(9)	14,230	1,865
Netflix, Inc.(9)	5,380	1,440
Tencent Holdings Ltd. ADR	26,120	1,031
		5,125

Consumer Discretionary—13.1%
Alibaba Group Holding Ltd. Sponsored ADR(9)	13,730	1,882
Amazon.com, Inc.(9)	1,970	2,959
Carnival Corp.	4,494	221
Ctrip.com International Ltd. ADR(9)	21,842	591
Home Depot, Inc. (The)	3,370	579
Las Vegas Sands Corp.	17,230	897
McDonald’s Corp.	3,410	605
MercadoLibre, Inc.	1,290	378
NIKE, Inc. Class B	14,550	1,079
Ross Stores, Inc.	9,450	786
Sony Corp. Sponsored ADR	9,063	438
		10,415

Consumer Staples—2.2%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Sponsored ADR	16,068	334
Marine Harvest ASA Sponsored ADR	15,032	318
Monster Beverage Corp.(9)	11,550	568
Philip Morris International, Inc.	8,250	551
		1,771

Energy—2.4%
Cabot Oil & Gas Corp.	25,310	566
Eni SpA. Sponsored ADR	10,257	323
Equinor ASA. Sponsored ADR	15,681	332
Frontera Energy Corp.(9)	1,088	11
Pioneer Natural Resources Co.	3,570	469
TechnipFMC plc	12,129	237
		1,938

Financials—7.1%
Banco Bradesco SA ADR	35,893	355
Bank of America Corp.	46,430	1,144
BOC Hong Kong Holdings Ltd. Sponsored ADR	3,733	276
	Shares	Value

Financials—continued
Charles Schwab Corp. (The)	15,960	$ 663
China Construction Bank Corp. ADR(5)	21,477	350
Credit Agricole S.A. ADR	46,448	248
DBS Group Holdings Ltd. Sponsored ADR	5,878	410
MarketAxess Holdings, Inc.	2,610	552
ORIX Corp. Sponsored ADR	5,017	359
Ping An Insurance Group Co. of China Ltd. ADR	15,319	266
Progressive Corp. (The)	4,880	294
SEI Investments Co.	5,530	256
Standard Life Aberdeen plc	14,556	187
UBS Group AG Registered Shares	23,286	288
		5,648

Health Care—4.9%
Bayer AG Sponsored ADR	13,688	240
Bluebird Bio, Inc.(9)	2,095	208
Danaher Corp.	6,290	649
HealthEquity, Inc.(9)	11,320	675
Illumina, Inc.(9)	2,990	897
Novartis AG Sponsored ADR	3,167	272
Zoetis, Inc.	11,440	978
		3,919

Industrials—6.1%
Airbus SE ADR	13,676	325
Ashtead Group plc ADR	4,282	359
Caterpillar, Inc.	5,240	666
CK Hutchison Holdings Ltd. ADR	33,805	321
CoStar Group, Inc.(9)	1,800	607
easyJet plc Sponsored ADR	19,852	286
Golden Ocean Group Ltd.	50,047	308
Kansas City Southern	5,480	523
Nidec Corp. Sponsored ADR	12,426	349
Rockwell Automation, Inc.	2,080	313
Roper Technologies, Inc.	2,980	794
		4,851

Information Technology—12.0%
Accenture plc Class A	4,300	606
Amphenol Corp. Class A	13,320	1,079
ASML Holding NV Registered Shares	2,422	377
Avalara, Inc.(9)	15,360	479
Broadcom, Inc.	1,787	454
Gartner, Inc.(9)	3,370	431
Hitachi Ltd. ADR	6,184	328
NVIDIA Corp.	6,910	923
Paycom Software, Inc.(9)	8,380	1,026
SAP SE Sponsored ADR	2,911	290
Trade Desk, Inc. (The) Class A(9)	4,850	563
Visa, Inc. Class A	13,380	1,765
Workday, Inc. Class A(9)	7,630	1,218
		9,539

Materials—2.1%
Anhui Conch Cement Co., Ltd. ADR	19,032	457
Ecolab, Inc.	5,920	872
See Notes to Financial Statements.

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2018
($ reported in thousands)
	Shares	Value

Materials—continued
Glencore plc ADR	42,239	$ 306
		1,635

Utilities—0.3%
Veolia Environnement S.A. ADR	12,897	263
Total Common Stocks (Identified Cost $38,990)		45,104

Affiliated Mutual Fund—0.3%
Virtus Newfleet Credit Opportunities Fund Class R6(13)	24,433	219
Total Affiliated Mutual Fund (Identified Cost $244)		219

Exchange-Traded Fund—0.2%
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,222	138
Total Exchange-Traded Fund (Identified Cost $140)		138

Rights—0.0%
Utilities—0.0%
Vistra Energy Corp.(9)(14)	1,084	1
Total Rights (Identified Cost $1)		1

Total Long-Term Investments—98.8% (Identified Cost $73,251)		78,594

Securities Lending Collateral—0.4%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 2.292%)(13)(15)	325,854	326
Total Securities Lending Collateral (Identified Cost $326)		326

TOTAL INVESTMENTS—99.2% (Identified Cost $73,577)		78,920
Other assets and liabilities, net—0.8%		616
NET ASSETS—100.0%		$79,536

Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
REIT	Real Estate Investment Trust
S&P	Standard & Poor’s

Foreign Currencies:
COP	Colombian Peso
MXN	Mexican Peso

Footnote Legend:
(1)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, these securities amounted to a value of $11,615 or 14.6% of net assets.
(3)	Amount is less than $500.
(4)	Variable rate security. Rate disclosed is as of December 31, 2018. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(5)	All or a portion of security is on loan.
(6)	Interest payments may be deferred.
(7)	No contractual maturity date.
(8)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the disclosure table located after the Schedule of Investments.
(9)	Non-income producing.
(10)	Restricted security.
(11)	Value shown as par value.
(12)	Interest may be forfeited.
(13)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(14)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(15)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
United States	80%
China	6
United Kingdom	2
Japan	2
Switzerland	2
France	1
Norway	1
Other	6
Total	100%
† % of total investments as of December 31, 2018.
See Notes to Financial Statements.

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2018
($ reported in thousands)
The following table summarizes the market value of the Series’ investments as of December 31, 2018 based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$ 3,255	$ —	$ 3,255	$ —
Corporate Bonds and Notes	14,029	—	14,029	— (1)
Foreign Government Securities	511	—	511	—
Leveraged Loans	1,406	—	1,406	— (1)
Mortgage-Backed Securities	7,749	—	7,749	—
Municipal Bonds	2,117	—	2,117	—
U.S. Government Securities	2,957	—	2,957	—
Equity Securities:
Common Stocks	45,104	45,104	—	—
Preferred Stocks	648	—	648	—
Exchange-Traded Fund	138	138	—	—
Convertible Preferred Stock	460	—	—	460
Rights	1	—	—	1
Affiliated Mutual Fund	219	219	—	—
Securities Lending Collateral	326	326	—	—
Total Investments	$78,920	$45,787	$32,672	$461

(1)	Amount is less than $500.
There were no transfers into or out of Level 3 related to securities held at December 31, 2018.
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Corporate Bonds And Notes	Leveraged Loans	Convertible Preferred Stocks	Right
Investments in Securities
Balance as of December 31, 2017:	$ 1	$ —	$— (a)	$ —	$ 1
Change in unrealized appreciation (depreciation)(b)	—(a)	—(a)	—	—	—(a)
Purchases	460	—	—	460	—
Balance as of December 31, 2018	$461	$— (a)	$— (a)	$460	$ 1
(a) Amount is less than $500.
(b)The change in unrealized appreciation (depreciation) on investments still held at December 31, 2018, was $0.
The Strategic Allocation Series owns the following internally fair valued securities which are categorized as Level 3 in the hierarchy:
BDC Payment Holdings, Inc.
The significant unobservable inputs used in the fair value measurement of this non-public preferred stock is based on the cost of the most recent investment by the Series purchased within thirty days of December 31, 2018. Significant changes in the financial statement performance of this company, an increase or decrease in additional share classes or changes in the shares issued and outstanding, together or in isolation, could result in a significantly lower or higher fair value measurement.
See Notes to Financial Statements.

VIRTUS VARIABLE INSURANCE TRUST
STATEMENTS OF ASSETS AND LIABILITIES December 31, 2018
($ reported in thousands except shares and per share amounts)
	Duff & Phelps International Series	Duff & Phelps Real Estate Securities Series	KAR Capital Growth Series
Assets
Investment in unaffiliated securities at value(1)	$ 134,730	$ 65,177	$ 184,058
Cash	2,375	288	3,254
Receivables
Investment securities sold	—	323	—
Series shares sold	494	43	—
Dividends and interest	142	342	122
Tax reclaims	98	—	—
Prepaid expenses	1	1	2
Other assets	393	192	539
Total assets	138,233	66,366	187,975
Liabilities
Foreign currency overdraft(2)	— (a)	—	—
Payables
Series shares repurchased	1	99	61
Investment securities purchased	—	404	—
Investment advisory fees	90	40	98
Distribution and service fees	30	15	43
Administration and accounting fees	15	8	20
Transfer agent and sub-transfer agent fees and expenses	— (a)	— (a)	— (a)
Professional fees	21	20	17
Trustee deferred compensation plan	393	192	539
Other accrued expenses	37	16	37
Total liabilities	587	794	815
Net Assets	$ 137,646	$ 65,572	$ 187,160
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 153,982	$ 52,544	$ 116,819
Accumulated earnings (loss)	(16,336)	13,028	70,341
Total Net Assets	$ 137,646	$ 65,572	$ 187,160
Net Assets:
Class A	$ 137,562	$ 65,357	$ 187,160
Class I	$ 84	$ 215	$ —
Shares of Beneficial Interest Outstanding $1 par value, unlimited authorization:
Class A	13,635,937	3,985,965	7,305,280
Class I	8,318	13,143	—
Net Asset Value Per Share:
Class A	$ 10.09	$ 16.40	$ 25.62
Class I	$ 10.07	$ 16.35	$ —
(1) Investment in unaffiliated securities at cost	$ 139,978	$ 52,080	$ 115,042
(2) Foreign currency at cost	— (a)	—	—

(a)	Amount is less than $500.
See Notes to Financial Statements.

VIRTUS VARIABLE INSURANCE TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2018
($ reported in thousands except shares and per share amounts)
	KAR Small-Cap Growth Series	KAR Small-Cap Value Series	Newfleet Multi-Sector Intermediate Bond Series
Assets
Investment in unaffiliated securities at value(1)(2)	$ 83,673	$ 68,222	$ 113,669
Investment in affiliated fund at value(3)	—	—	1,647
Foreign currency at value(4)	— (a)	—	—
Cash	1,829	1,409	1,040
Receivables
Investment securities sold	—	—	168
Series shares sold	— (a)	130	29
Dividends and interest	63	195	1,063
Securities lending	— (a)	—	1
Prepaid expenses	2	1	13
Other assets	240	202	326
Total assets	85,807	70,159	117,956
Liabilities
Payables
Series shares repurchased	55	—	212
Investment securities purchased	69	—	225
Collateral on securities loaned	1,351	—	977
Investment advisory fees	55	40	45
Distribution and service fees	18	15	25
Administration and accounting fees	10	8	11
Transfer agent and sub-transfer agent fees and expenses	— (a)	— (a)	— (a)
Professional fees	18	18	22
Trustee deferred compensation plan	240	202	326
Other accrued expenses	17	15	28
Total liabilities	1,833	298	1,871
Net Assets	$ 83,974	$ 69,861	$ 116,085
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 46,156	$ 56,426	$ 127,145
Accumulated earnings (loss)	37,818	13,435	(11,060)
Total Net Assets	$ 83,974	$ 69,861	$ 116,085
Net Assets:
Class A	$ 80,309	$ 69,861	$ 115,379
Class I	$ 3,665	$ —	$ 706
Shares of Beneficial Interest Outstanding $1 par value, unlimited authorization:
Class A	3,007,919	5,389,393	13,235,681
Class I	134,484	—	81,131
Net Asset Value Per Share:
Class A	$ 26.70	$ 12.96	$ 8.72
Class I	$ 27.25	$ —	$ 8.70
(1) Investment in unaffiliated securities at cost	$ 47,390	$ 54,098	$ 119,945
(2) Market value of securities on loan	1,301	—	932
(3) Investment in affiliated fund at cost	—	—	1,833
(4)Foreign currency at cost	— (a)	—	—

(a)	Amount is less than $500.
See Notes to Financial Statements.

VIRTUS VARIABLE INSURANCE TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2018
($ reported in thousands except shares and per share amounts)
	Rampart Enhanced Core Equity Series	Strategic Allocation Series
Assets
Investment in unaffiliated securities at value(1)(2)	$ 84,781	$ 78,701
Investment in affiliated securities at value(3)	—	219
Cash	1,058	791
Receivables
Investment securities sold	30	58
Series shares sold	49	—
Dividends and interest	99	278
Tax reclaims	—	4
Securities lending	—	2
Prepaid trustee retainer	—	— (a)
Prepaid expenses	1	2
Other assets	249	224
Total assets	86,267	80,279
Liabilities
Written options, at value(4)	54	—
Payables
Series shares repurchased	—	77
Investment securities purchased	13	15
Collateral on securities loaned	—	326
Investment advisory fees	36	34
Distribution and service fees	19	17
Administration and accounting fees	10	8
Transfer agent and sub-transfer agent fees and expenses	— (a)	1
Professional fees	18	22
Trustee deferred compensation plan	249	226
Other accrued expenses	23	17
Total liabilities	422	743
Net Assets	$ 85,845	$ 79,536
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 88,645	$ 74,646
Accumulated earnings (loss)	(2,800)	4,890
Total Net Assets	$ 85,845	$ 79,536
Net Assets:
Class A	$ 85,845	$ 79,536
Shares of Beneficial Interest Outstanding$1 par value, unlimited authorization:
Class A	8,298,590	7,087,851
Net Asset Value Per Share:
Class A	$ 10.34	$ 11.22
(1) Investments in unaffiliated securities at cost	$ 79,964	$ 73,333
(2) Market value of securities on loan	—	322
(3) Investments in affiliated fund at cost	—	244
(4)Premiums Received	164	—

(a)	Amount is less than $500.
See Notes to Financial Statements.

VIRTUS VARIABLE INSURANCE TRUST
STATEMENTS OF OPERATIONS YEAR ENDED December 31, 2018
($ reported in thousands)
	Duff & Phelps International Series	Duff & Phelps Real Estate Securities Series	KAR Capital Growth Series
Investment Income
Dividends	$ 5,838	$ 1,951	$ 1,717
Interest	2	4	— (a)
Security lending, net of fees	2	—	—
Foreign taxes withheld	(442)	—	(7)
Total investment income	5,400	1,955	1,710
Expenses
Investment advisory fees	1,287	544	1,591
Distribution and service fees, Class A	429	181	568
Administration and accounting fees	185	81	244
Custodian fees	—	1	— (a)
Printing fees and expenses	48	18	46
Professional fees	33	26	30
Trustees’ fees and expenses	15	6	19
Miscellaneous expenses	9	8	15
Total expenses	2,006	865	2,513
Less expenses reimbursed and/or waived by investment adviser(b)	18	(24)	(172)
Net expenses	2,024	841	2,341
Net investment income (loss)	3,376	1,114	(631)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Unaffiliated investments	1,515	4,587	23,183
Foreign currency transactions	(18)	—	—
Net change in unrealized appreciation (depreciation) from:
Unaffiliated investments	(32,333)	(10,433)	(35,528)
Foreign currency transactions	(4)	—	—
Net realized and unrealized gain (loss) on investments	(30,840)	(5,846)	(12,345)
Net increase (decrease) in net assets resulting from operations	$(27,464)	$ (4,732)	$(12,976)

(a)	Amount is less than $500.
(b)	See note 4D in the Notes to Financial Statements for information on recapture of expenses previously waived.
See Notes to Financial Statements.

VIRTUS VARIABLE INSURANCE TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED December 31, 2018
($ reported in thousands)
	KAR Small-Cap Growth Series	KAR Small-Cap Value Series	Newfleet Multi-Sector Intermediate Bond Series
Investment Income
Dividends	$ 1,002	$ 1,684	$ 60
Dividends from affiliated fund	—	—	137
Interest	5	—	6,344
Security lending, net of fees	2	—	5
Foreign taxes withheld	—	(10)	(10)
Total investment income	1,009	1,674	6,536
Expenses
Investment advisory fees	789	782	634
Distribution and service fees, Class A	223	217	314
Administration and accounting fees	102	96	137
Custodian fees	1	— (a)	4
Printing fees and expenses	18	21	27
Professional fees	25	25	32
Trustees’ fees and expenses	7	7	11
Miscellaneous expenses	8	5	17
Total expenses	1,173	1,153	1,176
Less expenses reimbursed and/or waived by investment adviser(b)	(78)	(117)	(1)
Net expenses	1,095	1,036	1,175
Net investment income (loss)	(86)	638	5,361
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Unaffiliated investments	14,311	5,575	(2,086)
Affiliated fund	—	—	(77)
Foreign currency transactions	(3)	—	(3)
Net change in unrealized appreciation (depreciation) from:
Unaffiliated investments	(4,378)	(19,533)	(6,497)
Affiliated fund	—	—	(88)
Foreign currency transactions	—	—	(2)
Net realized and unrealized gain (loss) on investments	9,930	(13,958)	(8,753)
Net increase (decrease) in net assets resulting from operations	$ 9,844	$(13,320)	$(3,392)

(a)	Amount is less than $500.
(b)	See note 4D in the Notes to Financial Statements for information on recapture of expenses previously waived.
See Notes to Financial Statements.

VIRTUS VARIABLE INSURANCE TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED December 31, 2018
($ reported in thousands)
	Rampart Enhanced Core Equity Series	Strategic Allocation Series
Investment Income
Dividends	$ 1,973	$ 799
Dividends from affiliated fund	—	19
Interest	1	1,344
Security lending, net of fees	—	5
Foreign taxes withheld	—	(32)
Total investment income	1,974	2,135
Expenses
Investment advisory fees	707	511
Distribution and service fees, Class A	252	232
Administration and accounting fees	111	87
Transfer agent fees and expenses	—	1
Sub-Administration fees	—	22
Custodian fees	11	23
Printing fees and expenses	30	28
Professional fees	27	32
Trustees’ fees and expenses	8	8
Miscellaneous expenses	7	6
Total expenses	1,153	950
Less expenses reimbursed and/or waived by investment adviser(a)	(163)	(42)
Net expenses	990	908
Net investment income (loss)	984	1,227
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Unaffiliated investments	1,724	2,701
Affiliated fund	—	(6)
Foreign currency transactions	—	—
Written options	(8,793)	—
Net change in unrealized appreciation (depreciation) from:
Unaffiliated investments	(6,866)	(8,529)
Affiliated fund	—	(15)
Foreign currency transactions	—	—
Written options	34	—
Net realized and unrealized gain (loss) on investments	(13,901)	(5,849)
Net increase (decrease) in net assets resulting from operations	$(12,917)	$(4,622)

(a)	See note 4D in the Notes to Financial Statements for information on recapture of expenses previously waived.
See Notes to Financial Statements.

VIRTUS VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Duff & Phelps International Series		Duff & Phelps Real Estate Securities Series		KAR Capital Growth Series
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE/(DECREASE) IN NET ASSETS From Operations
Net investment income (loss)	$ 3,376	$ 2,250	$ 1,114	$ 985	$ (631)	$ (340)
Net realized gain (loss)	1,497	4,614	4,587	5,909	23,183	19,080
Net change in unrealized appreciation (depreciation)	(32,337)	19,963	(10,433)	(2,287)	(35,528)	44,560
Increase (decrease) in net assets from operations	(27,464)	26,827	(4,732)	4,607	(12,976)	63,300
Dividends and Distributions to Shareholders:
Net Investment Income and Net Realized Gains
Class A	(4,849)	(2,824) (1)	(6,458)	(8,557) (1)	(24,960)	(9,483) (1)
Class I	(3)	(2) (1)	(21)	(22) (1)	—	— (1)
Dividends and Distributions to Shareholder	(4,852)	(2,826)	(6,479)	(8,579)	(24,960)	(9,483)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	(13,544)	(18,454)	(1,031)	282	843	(15,083)
Class I	3	2	43	19	—	—
Total change in net assets from capital transactions	(13,541)	(18,452)	(988)	301	843	(15,083)
Net increase (decrease) in net assets	(45,857)	5,549	(12,199)	(3,671)	(37,093)	38,734
Net Assets
Beginning of period	183,503	177,954	77,771	81,442	224,253	185,519
End of Period	$137,646	$ 183,503	$ 65,572	$ 77,771	$187,160	$ 224,253
Accumulated undistributed net investment income (loss) at end of period	N/A	$ (433)	N/A	$ (25)	N/A	$ (455)

(1)	For the fiscal year ended December 31, 2017, the distributions to shareholders for the Series were as follows.

Dividends and Distributions to Shareholders
Net investment income:
Class A	$ (2,824)	$ (1,113)	$ —
Class I	(2)	(3)	—
Net realized gains:
Class A	—	(7,444)	(9,483)
Class I	—	(19)	—
Total	$ (2,826)	$ (8,579)	$ (9,483)
See Notes to Financial Statements.

VIRTUS VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	KAR Small-Cap Growth Series		KAR Small-Cap Value Series		Newfleet Multi-Sector Intermediate Bond Series
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE/(DECREASE) IN NET ASSETS From Operations
Net investment income (loss)	$ (86)	$ (346)	$ 638	$ 244	$ 5,361	$ 5,822
Net realized gain (loss)	14,308	7,396	5,575	11,084	(2,166)	530
Net change in unrealized appreciation (depreciation)	(4,378)	17,596	(19,533)	5,753	(6,587)	2,275
Increase (decrease) in net assets from operations	9,844	24,646	(13,320)	17,081	(3,392)	8,627
Dividends and Distributions to Shareholders:
Net Investment Income and Net Realized Gains
Class A	(14,632)	(4,641) (1)	(8,965)	(13,015) (1)	(4,818)	(5,734) (1)
Class I	(617)	(106) (1)	—	— (1)	(31)	(59) (1)
Dividends and Distributions to Shareholder	(15,249)	(4,747)	(8,965)	(13,015)	(4,849)	(5,793)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	5,710	(2,955)	(2,492)	(4,394)	(9,868)	1,622
Class I	2,214	1,150	—	—	(614)	1,141
Total change in net assets from capital transactions	7,924	(1,805)	(2,492)	(4,394)	(10,482)	2,763
Net increase (decrease) in net assets	2,519	18,094	(24,777)	(328)	(18,723)	5,597
Net Assets
Beginning of period	81,455	63,361	94,638	94,966	134,808	129,211
End of Period	$ 83,974	$ 81,455	$ 69,861	$ 94,638	$116,085	$ 134,808
Accumulated undistributed net investment income (loss) at end of period	N/A	$ (145)	N/A	$ (155)	N/A	$ (139)

(1)	For the fiscal year ended December 31, 2017, the distributions to shareholders for the Series were as follows.

Dividends and Distributions to Shareholders
Net investment income:
Class A	$ —	$ (600)	$ (5,734)
Class I	—	—	(59)
Net realized gains:
Class A	(4,641)	(12,415)	—
Class I	(106)	—	—
Total	$ (4,747)	$ (13,015)	$ (5,793)
See Notes to Financial Statements.

VIRTUS VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Rampart Enhanced Core Equity Series		Strategic Allocation Series
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE/(DECREASE) IN NET ASSETS From Operations
Net investment income (loss)	$ 984	$ 1,024	$ 1,227	$ 1,259
Net realized gain (loss)	(7,069)	16,205	2,695	998
Net change in unrealized appreciation (depreciation)	(6,832)	4,855	(8,544)	14,479
Increase (decrease) in net assets from operations	(12,917)	22,084	(4,622)	16,736
Dividends and Distributions to Shareholders:
Net Investment Income and Net Realized Gains
Class A	(1,020)	(20,543) (1)	(4,685)	(2,442) (1)
Return of Capital
Class A	—	(531)	—	—
Dividends and Distributions to Shareholder	(1,020)	(21,074)	(4,685)	(2,442)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	(11,604)	5,789	(8,185)	(10,542)
Total change in net assets from capital transactions	(11,604)	5,789	(8,185)	(10,542)
Net increase (decrease) in net assets	(25,541)	6,799	(17,492)	3,752
Net Assets
Beginning of period	111,386	104,587	97,028	93,276
End of Period	$ 85,845	$ 111,386	$ 79,536	$ 97,028
Accumulated undistributed net investment income (loss) at end of period	N/A	$ (298)	N/A	$ (246)

(1)	For the fiscal year ended December 31, 2017, the distributions to shareholders for the Series were as follows.

Dividends and Distributions to Shareholders
Net investment income:
Class A	$ (1,783)	$ (1,796)
Net realized gains:
Class A	(18,760)	(646)
Total	$ (20,543)	$ (2,442)
See Notes to Financial Statements.

VIRTUS VARIABLE INSURANCE TRUST
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net expenses to Average Net Assets(3)	Ratio of Gross Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Duff & Phelps International Series
Class A
1/1/18 to 12/31/18	$12.50	0.24	(2.29)	(2.05)	(0.36)	—	(0.36)	(2.41)	$10.09	(16.67) %	$137,562	1.18%	1.17% (4)	1.97%	40%
1/1/17 to 12/31/17	10.95	0.15	1.59	1.74	(0.19)	—	(0.19)	1.55	12.50	15.95	183,403	1.18	1.21	1.24	81
1/1/16 to 12/31/16	14.01	0.08	(0.44)	(0.36)	(0.09)	(2.61)	(2.70)	(3.06)	10.95	(1.61) (5)	177,868	1.18 (5),(6)	1.26	0.62 (5)	83
1/1/15 to 12/31/15	16.67	0.35	(2.04)	(1.69)	(0.37)	(0.60)	(0.97)	(2.66)	14.01	(10.48)	209,990	1.19 (6)	1.30	2.16	104
1/1/14 to 12/31/14	18.23	0.67	(1.34)	(0.67)	(0.71)	(0.18)	(0.89)	(1.56)	16.67	(3.90)	261,281	1.18	1.26	3.60	9
Class I
1/1/18 to 12/31/18	$12.48	0.27	(2.29)	(2.02)	(0.39)	—	(0.39)	(2.41)	$10.07	(16.44) %	$ 84	0.93%	0.92% (4)	2.23%	40%
1/1/17 to 12/31/17	10.94	0.17	1.59	1.76	(0.22)	—	(0.22)	1.54	12.48	16.17	100	0.93	0.96	1.48	81
1/1/16 to 12/31/16	13.99	0.11	(0.42)	(0.31)	(0.13)	(2.61)	(2.74)	(3.05)	10.94	(1.28) (5)	86	0.93 (5),(6)	1.01	0.88 (5)	83
1/1/15 to 12/31/15	16.65	0.38	(2.03)	(1.65)	(0.41)	(0.60)	(1.01)	(2.66)	13.99	(10.26)	87	0.94 (6)	1.05	2.39	104
1/1/14 to 12/31/14	18.22	0.69	(1.32)	(0.63)	(0.76)	(0.18)	(0.94)	(1.57)	16.65	(3.71)	97	0.93	1.01	3.71	9

Duff & Phelps Real Estate Securities Series
Class A
1/1/18 to 12/31/18	$19.23	0.28	(1.41)	(1.13)	(0.30)	(1.40)	(1.70)	(2.83)	$16.40	(6.53) %	$ 65,357	1.16%	1.19%	1.54%	20%
1/1/17 to 12/31/17	20.31	0.25	0.92	1.17	(0.29)	(1.96)	(2.25)	(1.08)	19.23	5.97	77,564	1.16	1.21	1.24	24
1/1/16 to 12/31/16	22.85	0.34	1.17	1.51	(0.43)	(3.62)	(4.05)	(2.54)	20.31	6.82 (5)	81,243	1.17 (5),(6)	1.25	1.42 (5)	35
1/1/15 to 12/31/15	27.05	0.44	0.17	0.61	(0.37)	(4.44)	(4.81)	(4.20)	22.85	2.38	87,899	1.18 (6)	1.29	1.64	18
1/1/14 to 12/31/14	23.33	0.29	7.00	7.29	(0.31)	(3.26)	(3.57)	3.72	27.05	31.62	105,508	1.16	1.27	1.10	22
Class I
1/1/18 to 12/31/18	$19.19	0.34	(1.43)	(1.09)	(0.35)	(1.40)	(1.75)	(2.84)	$16.35	(6.36) %	$ 215	0.91%	0.94%	1.85%	20%
1/1/17 to 12/31/17	20.27	0.30	0.93	1.23	(0.35)	(1.96)	(2.31)	(1.08)	19.19	6.25	207	0.91	0.96	1.49	24
1/1/16 to 12/31/16	22.81	0.35	1.22	1.57	(0.49)	(3.62)	(4.11)	(2.54)	20.27	7.10 (5)	199	0.92 (5),(6)	1.00	1.46 (5)	35
1/1/15 to 12/31/15	27.02	0.48	0.19	0.67	(0.44)	(4.44)	(4.88)	(4.21)	22.81	2.62	158	0.94 (6)	1.05	1.79	18
1/1/14 to 12/31/14	23.30	0.34	7.02	7.36	(0.38)	(3.26)	(3.64)	3.72	27.02	31.98	134	0.91	1.02	1.30	22

KAR Capital Growth Series
Class A
1/1/18 to 12/31/18	$31.40	(0.09)	(1.92)	(2.01)	—	(3.77)	(3.77)	(5.78)	$25.62	(7.25) %	$187,160	1.03%	1.11%	(0.28) %	15%
1/1/17 to 12/31/17	24.09	(0.05)	8.75	8.70	—	(1.39)	(1.39)	7.31	31.40	36.07	224,253	1.03	1.13	(0.16)	21
1/1/16 to 12/31/16	24.91	— (7)	(0.22)	(0.22)	(0.60)	—	(0.60)	(0.82)	24.09	(0.86) (5)	185,519	1.04 (5),(6)	1.18	(0.10) (5)	23
1/1/15 to 12/31/15	22.79	(0.01)	2.13	2.12	—	—	—	2.12	24.91	9.26	210,094	1.04 (6)	1.21	(0.04)	19
1/1/14 to 12/31/14	20.41	—	2.39	2.39	(0.01)	—	(0.01)	2.38	22.79	11.73	217,038	1.03	1.19	(0.01)	29

The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements.

VIRTUS VARIABLE INSURANCE TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payments from Affiliates	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net expenses to Average Net Assets(3)	Ratio of Gross Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

KAR Small-Cap Growth Series
Class A
1/1/18 to 12/31/18	$28.66	(0.03)	3.66	3.63	—	(5.59)	(5.59)	—	(1.96)	$26.70	11.66%	$ 80,309	1.19%	1.27%	(0.10) %	20%
1/1/17 to 12/31/17	21.61	(0.12)	8.93	8.81	—	(1.76)	(1.76)	—	7.05	28.66	40.85	79,597	1.19	1.30	(0.49)	18
1/1/16 to 12/31/16	18.75	(0.06)	4.85	4.79	—	(1.93)	(1.93)	—	2.86	21.61	25.92 (5)	63,008	1.20 (5),(6)	1.37	(0.37) (5)	18
1/1/15 to 12/31/15	20.73	(0.04)	0.23	0.19	—	(2.17)	(2.17)	—	(1.98)	18.75	0.73	55,872	1.20 (6)	1.41	(0.17)	18
1/1/14 to 12/31/14	21.72	(0.13)	1.29	1.16	—	(2.15)	(2.15)	—	(0.99)	20.73	5.50	63,483	1.19	1.38	(0.62)	20
Class I
1/1/18 to 12/31/18	$29.08	0.04	3.72	3.76	—	(5.59)	(5.59)	—	(1.83)	$27.25	11.95%	$ 3,665	0.94%	1.03%	0.12%	20%
1/1/17 to 12/31/17	21.86	(0.06)	9.04	8.98	—	(1.76)	(1.76)	—	7.22	29.08	41.16	1,858	0.94	1.05	(0.24)	18
1/1/16 to 12/31/16	18.90	0.01	4.88	4.89	—	(1.93)	(1.93)	—	2.96	21.86	26.25 (5)	353	0.95 (5),(6)	1.12	(0.10) (5)	18
1/1/15 to 12/31/15	20.82	— (7)	0.25	0.25	—	(2.17)	(2.17)	—	(1.92)	18.90	1.01	179	0.96 (6)	1.17	(0.02)	18
1/1/14 to 12/31/14	21.75	(0.07)	1.29	1.22	—	(2.15)	(2.15)	—	(0.93)	20.82	5.78	275	0.94	1.14	(0.34)	20

KAR Small-Cap Value Series
Class A
1/1/18 to 12/31/18	$17.36	0.12	(2.72)	(2.60)	(0.15)	(1.65)	(1.80)	—	(4.40)	$12.96	(15.88) %	$ 69,861	1.19% (8)	1.33%	0.74%	11%
1/1/17 to 12/31/17	16.69	0.05	3.23	3.28	(0.12)	(2.49)	(2.61)	—	0.67	17.36	20.16	94,638	1.20	1.34	0.26	20
1/1/16 to 12/31/16	15.17	0.32	3.66	3.98	(0.34)	(2.12)	(2.46)	—	1.52	16.69	26.54 (5)	94,966	1.21 (5),(6)	1.40	1.85 (5)	22
1/1/15 to 12/31/15	17.03	0.09	(0.29)	(0.20)	(0.09)	(1.57)	(1.66)	—	(1.86)	15.17	(1.37)	92,834	1.22 (6)	1.43	0.56	16
1/1/14 to 12/31/14	17.72	0.10	0.24	0.34	(0.11)	(0.92)	(1.03)	—	(0.69)	17.03	1.83	113,030	1.20	1.41	0.61	26

Newfleet Multi-Sector Intermediate Bond Series
Class A
1/1/18 to 12/31/18	$ 9.34	0.39	(0.64)	(0.25)	(0.37)	—	(0.37)	—	(0.62)	$ 8.72	(2.66) %	$115,379	0.93%	0.93%	4.23%	64%
1/1/17 to 12/31/17	9.14	0.41	0.20	0.61	(0.41)	—	(0.41)	—	0.20	9.34	6.72	133,430	0.93	0.96	4.35	62
1/1/16 to 12/31/16	8.75	0.44	0.37	0.81	(0.42)	—	(0.42)	—	0.39	9.14	9.29 (5)	128,969	0.94 (5),(6)	1.00	4.82 (5)	68
1/1/15 to 12/31/15	9.25	0.45	(0.56)	(0.11)	(0.39)	—	(0.39)	— (7)	(0.50)	8.75	(1.26) (9)	134,558	0.95 (6)	1.03	4.89	55
1/1/14 to 12/31/14	9.54	0.48	(0.29)	0.19	(0.48)	—	(0.48)	—	(0.29)	9.25	1.90	154,915	0.94	1.01	4.93	48
Class I
1/1/18 to 12/31/18	$ 9.32	0.41	(0.63)	(0.22)	(0.40)	—	(0.40)	—	(0.62)	$ 8.70	(2.41) %	$ 706	0.68%	0.68%	4.46%	64%
1/1/17 to 12/31/17	9.12	0.43	0.20	0.63	(0.43)	—	(0.43)	—	0.20	9.32	7.00	1,378	0.68	0.70	4.54	62
1/1/16 to 12/31/16	8.74	0.47	0.35	0.82	(0.44)	—	(0.44)	—	0.38	9.12	9.46 (5)	242	0.69 (5),(6)	0.75	5.08 (5)	68
1/1/15 to 12/31/15	9.24	0.47	(0.56)	(0.09)	(0.41)	—	(0.41)	— (7)	(0.50)	8.74	(1.00) (9)	213	0.70 (6)	0.78	5.11	55
1/1/14 to 12/31/14	9.53	0.51	(0.29)	0.22	(0.51)	—	(0.51)	—	(0.29)	9.24	2.16	223	0.69	0.76	5.19	48

The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements.

VIRTUS VARIABLE INSURANCE TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from investment Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net expenses to Average Net Assets(3)	Ratio of Gross Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Rampart Enhanced Core Equity Series
Class A
1/1/18 to 12/31/18	$12.00	0.11	(1.65)	(1.54)	(0.12)	—	—	(0.12)	(1.66)	$10.34	(12.86) %	$ 85,845	0.98%	1.14%	0.97%	26%
1/1/17 to 12/31/17	11.97	0.12	2.58	2.70	(0.21)	(0.07)	(2.39)	(2.67)	0.03	12.00	22.96	111,386	0.98	1.16	0.96	241
1/1/16 to 12/31/16	13.67	0.25	1.01	1.26	(0.18)	—	(2.78)	(2.96)	(1.70)	11.97	9.41 (5)	104,587	0.99 (5),(6)	1.20	1.41 (5)	241 (10)
1/1/15 to 12/31/15	16.91	0.13	(1.55)	(1.42)	(0.14)	—	(1.68)	(1.82)	(3.24)	13.67	(8.91)	109,913	0.99 (6)	1.23	0.83	94
1/1/14 to 12/31/14	17.23	0.16	1.51	1.67	(0.17)	—	(1.82)	(1.99)	(0.32)	16.91	9.64	139,122	0.98	1.20	0.91	53

Strategic Allocation Series
Class A
1/1/18 to 12/31/18	$12.62	0.17	(0.89)	(0.72)	(0.18)	—	(0.50)	(0.68)	(1.40)	$11.22	(5.89) %	$ 79,536	0.98%	1.02%	1.32%	33%
1/1/17 to 12/31/17	10.88	0.16	1.89	2.05	(0.23)	—	(0.08)	(0.31)	1.74	12.62	18.97	97,028	0.98	1.06	1.31	38
1/1/16 to 12/31/16	12.34	0.24	(0.14)	0.10	(0.21)	—	(1.35)	(1.56)	(1.46)	10.88	0.82 (5)	93,276	0.99 (5),(6)	1.09	1.96 (5)	114
1/1/15 to 12/31/15	14.30	0.25	(0.98)	(0.73)	(0.24)	—	(0.99)	(1.23)	(1.96)	12.34	(5.38)	106,825	0.99 (6)	1.13	1.79	75
1/1/14 to 12/31/14	14.41	0.28	0.80	1.08	(0.32)	—	(0.87)	(1.19)	(0.11)	14.30	7.51	129,473	0.98	1.11	1.89	47

(1)	Computed using average shares outstanding.
(2)	The total return does not include the expenses associated with the annuity or life insurance policy through which you invest.
(3)	Each Series will indirectly bear their prorated share of expenses of the underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(4)	See Note 4D in the Notes to Financial Statements for information on recapture of expenses previously waived.
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements.

VIRTUS VARIABLE INSURANCE TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
(5)	State Street Bank & Trust, custodian for some of the Series through January 29, 2010, reimbursed the Series for out-of-pocket custody expenses overbilled for the period 1998 through January 29, 2010. Custody fees reimbursed were excluded from the Ratio of Net Expenses to Average Net Assets and Ratio of Net Investment Income (Loss) to Average Net Assets. If included the impact would have been to lower the Ratio of Net Expenses to Average Net Assets and increase the Ratio of Net Investment Income (Loss) to Average Net Assets as follows:
Duff & Phelps International Series 0.04%,
Duff & Phelps Real Estate Securities Series 0.02% (Class A) and 0.03% (Class I),
KAR Capital Growth Series 0.10%,
KAR Small-Cap Growth Series 0.09% (Class A) and 0.14% (Class I),
KAR Small-Cap Value Series 0.08%,
Newfleet Multi-Sector Intermediate Bond Series 0.04% (Class A) and 0.05% (Class I),
Rampart Enhanced Core Equity Series 0.46%,
Strategic Allocation Series 0.03%.
Custody fees reimbursed were included in Total Return. If excluded the impact would have been to lower the Total Return as follows:
Duff & Phelps International Series 0.04%,
Duff & Phelps Real Estate Securities Series 0.03%,
KAR Capital Growth Series 0.10%,
KAR Small-Cap Growth Series 0.08%,
KAR Small-Cap Value Series 0.08%,
Newfleet Multi-Sector Intermediate Bond Series 0.04%,
Rampart Enhanced Core Equity Series 0.44%,
Strategic Allocation Series 0.03%.
The amounts reflected in the Statements of Operations for 2017 were immaterial and do not impact the financial highlights.

(6)	Net expense ratio includes proxy expenses.
(7)	Amount is less than $0.005 per share.
(8)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
(9)	Payment from affiliate had no impact on total performance.
(10)	The increase in portfolio turnover rate is due to a change in the subadviser associated with a strategy change on the Series.
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements.

VIRTUS VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS December 31, 2018
Note 1. Organization
Virtus Variable Insurance Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. It was formed on February 18, 1986, as a Massachusetts business trust, commenced operations on December 5, 1986, and was reorganized as a Delaware statutory trust on February 14, 2011.
The Trust is organized with series, which are currently available only to separate accounts of participating insurance companies to fund variable accumulation annuity contracts and variable universal life insurance policies. As of the date of this report, the Trust is comprised of eight series (each a “Series”), each reported in this annual report. Each Series’ investment objectives are outlined in the respective Series summary page. There is no guarantee that a Series will achieve its objective(s).
Each Series offers Class A shares. The Duff & Phelps International Series, Duff & Phelps Real Estate Securities Series, KAR Small-Cap Growth Series and Newfleet Multi-Sector Intermediate Bond Series also offer Class I shares.
Note 2. Significant Accounting Policies
The Trust is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The following is a summary of the significant accounting policies consistently followed by the Series in the preparation of their financial statements, and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.
A.	Security Valuation
Each Series utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Series’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to a Series’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Series calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Series fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer-supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.
A summary of the inputs used to value a Series’ net assets by each major security type is disclosed at the end of the Schedule of Investments for each Series. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

VIRTUS VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Series is notified. Interest income is recorded on the accrual basis. Each Series amortizes premiums and accretes discounts using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from REIT investments is recorded using management’s estimate of the percentage of income included in distributions received from the REIT investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
Each Series is treated as a separate taxable entity. It is the intention of each Series to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
Certain Series may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Series will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Series has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of December 31, 2018, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2015 forward (with limited exceptions).
D.	Distributions to Shareholders
Distributions are recorded by each Series on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
E.	Expenses
Expenses incurred together by a Series and other affiliated open- and closed-end funds are allocated in proportion to the net assets of each such Series, except where allocation of direct expense to each Series or an alternative allocation method can be more appropriately used.
In addition to the net annual operating expenses that a Series bears directly, the contract owners, as investors in the Series, indirectly bear the Series’ pro-rata expenses of any underlying open- and closed-end funds in which the Series invests.
F.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Series do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
G.	When-issued Purchases and Forward Commitments (Delayed Delivery)
Certain Series may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Series to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Series to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Series records when-issued and forward commitment securities on the trade date. Each Series maintains collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.
H.	Interest-Only and Principal-Only Securities
Certain Series may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities represent a participation in, or are secured by, or payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. Stripped mortgage-backed securities include interest-only securities (IOs) which receive all of the interest, and principal-only securities (POs) which receive all of the principal. The market value of these securities is highly sensitive to changes in interest rates and a rapid (slow) rate of principal payments may have an adverse (positive) effect on yield to maturity. Payments received for IOs are included in interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on a daily basis until maturity and these adjustments are also included in interest income. Payments received for POs are treated as reductions to the cost and par value of the securities. Any paydown gains or losses associated with the payments received are included in interest income. If the underlying mortgage assets are greater than anticipated payments of principal, a Series may fail to recoup some or all of its initial investment in these securities.

VIRTUS VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018
I.	Leveraged Loans
Certain Series may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Series may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Series’ investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Series has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Series generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, a Series may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When a Series purchases assignments from lenders it acquires direct rights against the borrower on the loan.
A Series may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased a Series may pay an assignment fee. On an ongoing basis, a Series may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
As of December 31, 2018, the Newfleet Multi-Sector Intermediate Bond Series had unfunded loan commitments as follows:

Unfunded
Loan
Borrower	Commitment
Carlisle FoodService Products, Inc.	$ 4
Pearl Intermediate Parent LLC	10
St. George’s University Scholastic Services LLC	29
Universal Hospital Services	24
J.	Regulation S-X
In August 2018, the SEC adopted amendments to Regulation S-X which are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the information provided to investors. The amendments include eliminating the requirement to: separately state book basis components of net assets on the Statement of Assets & Liabilities; separately state the sources of distributions paid (except tax return of capital distributions must still be separately disclosed) on the Statements of Changes in Net Assets; and state the book basis amount of undistributed net investment income on the Statements of Changes in Net Assets. Certain prior year amounts have been reclassified for consistency with the current year presentation (see footnotes on Statement of Changes for separate disclosure). These reclassifications have no effect on total net assets, total distributions, the statement of operations, financial highlights, net asset value or total return.
K.	Securities Lending
($ reported in thousands)
Certain Series may loan securities to qualified brokers through a securities lending agency agreement with The Bank of New York Mellon (“BNYM”). Under the securities lending policy, when a Series lends securities, it is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged/paid by BNYM for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral. At December 31, 2018, the following Series had securities on loan:

	Market Value	Cash Collateral
KAR Small-Cap Growth Series	$ 1,301	$ 1,351
Newfleet Multi-Sector Intermediate Bond Series	932	977
Strategic Allocation Series	322	326
Note 3. Derivative Financial Instruments
Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Series uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Series’ results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by certain Series.

VIRTUS VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018
A.	Forward Currency Contracts
($ reported in thousands)
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by a Series, help to manage the overall exposure to the currencies in which some of the investments held by the Series are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized appreciation or depreciation. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of the contract changes unfavorably due to movements in the value of the referenced foreign currencies. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.
B.	Options Contracts
($ reported in thousands)
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed-upon price. Certain Series may purchase or write both put and call options on portfolio securities for hedging purposes or to facilitate the rapid implementation of investment strategies if the Series anticipates a significant market or sector advance. A Series doing so is subject to equity price risk in the normal course of pursuing its investment objective(s).
When a Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Series designated to cover outstanding written options are noted in the Schedule of Investments. Purchased options are reported as an asset within “Investment in unaffiliated securities at value” on the Statements of Assets and Liabilities. Written Options are reported as a liability within “Written option at value.” Changes in value of the purchased option are included in “Net change in unrealized appreciation (depreciation) from unaffiliated investments” in the Statements of Operations. Changes in value of written options are included in “Net change in unrealized appreciation (depreciation) from written options” in the Statements of Operations.
If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) on investments” in the Statements of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) from written options” in the Statements of Operations.
The risk in writing call options is that the Series gives up the opportunity for profit if the market price of the referenced security increases and the option is exercised. The risk in writing put options is that the Series may incur a loss if the market price of the referenced security decreases and the option is exercised. The risk in buying options is that the Series pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value.
The Rampart Enhanced Core Equity Series invests in written covered call options contracts in an attempt to manage equity price risk and with the purpose of generating realized gains.

VIRTUS VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018
The following is a summary of the Rampart Enhanced Core Equity Series’ derivative instrument holdings categorized by primary risk exposure (equity contracts) in the financial statements as of December 31, 2018:
Statements of Assets and Liabilities
Rampart Enhanced Core Equity
Assets:
Purchased options at value	22 (1)
Liabilities:
Written options at value	(54)
Net asset (liability) balance	(32)
Statements of Operations
Rampart Enhanced Core Equity
Net realized gain (loss) from purchased options	136 (2)
Net realized gain (loss) from written options	(8,793)
Net change in unrealized appreciation (depreciation) from purchased options	(37) (3)
Net change in unrealized appreciation depreciation) from written options	34
Total net realized and unrealized gain (loss)	(8,660)

(1) Amount included in Investment in unaffiliated securities at value.
(2) Amount included in Net realized gain (loss) from unaffiliated investments.
(3) Amount included in Net change in unrealized appreciation (depreciation) on unaffiliated investments.
For the period ended December 31, 2018, Rampart Enhanced Core Equity Series’ average daily premiums paid by the Series for purchased options were $177 and the average daily premiums received for written options by the Series were $344.
Note 4.  Investment Advisory Fees and Related Party Transactions
A.	Investment Adviser
Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Series. The Adviser manages the Series’ investment programs and general operations of the Series, including oversight of the Series’ subadvisers.
As compensation for its services to the Series, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily net assets of each Series:

Series	First $250 Million	Next $250 Million	Over $500 Million
Duff & Phelps International Series	0.75%	0.70%	0.65%
KAR Capital Growth Series	0.70	0.65	0.60
Newfleet Multi-Sector Intermediate Bond Series	0.50	0.45	0.40
Rampart Enhanced Core Equity Series	0.70	0.65	0.60
Strategic Allocation Series	0.55	0.50	0.45
	First $1 Billion	Next $1 Billion	Over $2 Billion
Duff & Phelps Real Estate Securities Series	0.75%	0.70%	0.65%
	First $1 Billion	$1+ Billion
KAR Small-Cap Growth Series	0.85%	0.80%
	First $400 Million	$400 Million to $1 Billion	Over $1 Billion
KAR Small-Cap Value Series	0.90%	0.85%	0.80%
During the period covered by these financial statements, each of Newfleet Multi-Sector Intermediate Bond Series and Strategic Allocation Series invested a portion of its assets in Virtus Newfleet Credit Opportunities Fund, an affiliated mutual fund. In order to avoid any duplication of advisory fees, the Adviser has voluntarily waived its advisory fees in an amount equal to that which would otherwise be paid by the Series on the assets invested in the Virtus Newfleet Credit Opportunities Fund. For the period covered by these financial statements, the waivers amounted to $15 and $2, respectively. These waivers are in addition to the expense limitation and/or fee waiver covered elsewhere in these financial statements and are included in the Statements of Operations in “expenses reimbursed and/or waived by investment adviser.”

VIRTUS VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018
B.	Subadvisers
The subadvisers manage the investments of each Series for which they are paid a fee by the Adviser. Each subadviser is an indirect, wholly owned subsidiary of Virtus. A list of the subadvisers and the Series they serve is as follows:
Series	Subadviser
Duff & Phelps International Series	DPIM (1)
Duff & Phelps Real Estate Securities Series	DPIM (1)
KAR Capital Growth Series	KAR (2)
KAR Small-Cap Growth Series	KAR (2)
KAR Small-Cap Value Series	KAR (2)
Newfleet Multi-Sector Intermediate Bond Series	Newfleet (3)
Series	Subadviser
Rampart Enhanced Core Equity Series	Rampart (4)
Strategic Allocation Series
(Domestic Equity Portfolio)	KAR (2)
(International Equity Portfolio)	DPIM (1)
(Fixed Income Portfolio)	Newfleet (3)
(1)	Duff & Phelps Investment Management Co. (“DPIM”).
(2)	Kayne Anderson Rudnick Investment Management, LLC (“KAR”).
(3)	Newfleet Asset Management, LLC (“Newfleet”)
(4)	Rampart Investment Management Company, LLC (“Rampart”)
C.	Expense Limits
The Adviser has contractually agreed to limit the total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) of each Series, so that such expenses do not exceed, on an annualized basis, the following percentages of average net assets, through April 30, 2020. The waivers and reimbursements are accrued daily and received monthly.

Series	Class A	Class I
Duff & Phelps International Series	1.18%	0.93%
Duff & Phelps Real Estate Securities Series	1.16	0.91
KAR Capital Growth Series	1.03	N/A
KAR Small-Cap Growth Series	1.19	0.94
KAR Small-Cap Value Series	1.10 *	N/A
Newfleet Multi-Sector Intermediate Bond Series	0.94	0.69
Rampart Enhanced Core Equity Series	0.98	N/A
Strategic Allocation Series	0.98	N/A
* Effective December 1, 2018. For the period July 1, 2018, through November 30, 2018, the expense cap for Class A was 1.20%.
D.	Expense Recapture
($ reported in thousands)
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. A Series must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the fiscal year ending:

	Expiration
Series	2019	2020	2021	Total
Duff & Phelps International Series
Class A	$ 126	$ 63	$ 1	$ 190
Class I	— (a)	— (a)	— (a)	— (a)
Duff & Phelps Real Estate Securities Series
Class A	72	40	24	136
Class I	— (a)	— (a)	— (a)	— (a)
KAR Capital Growth Series
Class A	275	212	172	659
KAR Small-Cap Growth Series
Class A	100	80	75	255
Class I	— (a)	2	3	5
KAR Small-Cap Value Series
Class A	172	134	117	423

VIRTUS VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018
	Expiration
Series	2019	2020	2021	Total
Newfleet Multi-Sector Intermediate Bond Series
Class A	$ 71	$ 26	$ 3	$100
Class I	— (a)	— (a)	— (a)	— (a)
Rampart Enhanced Core Equity Series
Class A	209	196	163	568
Strategic Allocation Series
Class A	102	75	42	219
(a)	Amount is less than $500.
During the year ended December 31, 2018, the Adviser recaptured expenses previously waived for the following Funds:
Series	Class A	Class I	Total
Duff & Phelps International Series	$ 19	$ — (a)	$ 19
Newfleet Multi-Sector Intermediate Bond Series	17	— (a)	17
Strategic Allocation Series	2	—	2
(a)	Amount is less than $500.
E.	Administrator and Distributor
($ reported in thousands)
Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as the administrator to the Series.
For the year ended December 31, 2018 (the “period”), the Series incurred administration fees totaling $920 which are included in the Statements of Operations within the line item “Administration and accounting fees.” A portion of these fees was paid to an outside entity that also provides services to the Series. The fees are calculated daily and paid monthly.
VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of each Series’ shares. Each Series pays VP Distributors distribution and/or service fees under a Board-approved Rule 12b-1 plan, at the annual rate of 0.25% of the average daily net assets of such Series’ Class A shares. Class I shares are not subject to a Rule 12b-1 plan. For the period ended December 31, 2018, the Series incurred distribution fees totaling $2,416 which are included in the Statements of Operations within the line item “Distribution and service fees.” A portion of these fees was paid to certain insurance companies for marketing and/or shareholder services provided to contract owners. The fees are calculated daily and paid monthly.
F.	Investments in Affiliates
($ reported in thousands)
A summary of the total long-term and short-term purchases and sales of an affiliated fund, Virtus Newfleet Credit Opportunities Fund, during the period ended December 31, 2018, is as follows:

	Value, beginning of period	Purchases	Sales Proceeds	Net realized gain (loss) on affiliated fund	Net change in unrealized appreciation (depreciation) on affiliated fund	Value, end of period	Shares	Dividend Income	Distributions of Realized Gains
Newfleet Multi-Sector Intermediate Bond Series
Affiliated Mutual Fund—1.4%
Virtus Newfleet Credit Opportunities Fund Class R6*	$3,002	$—	$(1,190)	$(77)	$(88)	$1,647	183	$137	$—

*	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

VIRTUS VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018
	Value, beginning of period	Purchases	Sales Proceeds	Net realized gain (loss) on affiliated fund	Net change in unrealized appreciation (depreciation) on affiliated fund	Value, end of period	Shares	Dividend Income	Distributions of Realized Gains
Strategic Allocation Series
Affiliated Mutual Fund—0.3%
Virtus Newfleet Credit Opportunities Fund Class R6*	$324	$—	$(84)	$(6)	$(15)	$219	24	$19	$—

*	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
G.	Trustee Compensation
The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other Assets” on the Statement of Assets and Liabilities at December 31, 2018.
Note 5. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. Government and agency securities, forward currency contracts, written options, and short-term investments) during the period ended December 31, 2018, were as follows:
	Purchases	Sales
Duff & Phelps International Series	$66,741	$82,258
Duff & Phelps Real Estate Securities Series	14,375	19,917
KAR Capital Growth Series	33,901	61,444
KAR Small-Cap Growth Series	17,507	22,810
KAR Small-Cap Value Series	9,298	20,716
Newfleet Multi-Sector Intermediate Bond Series	69,133	77,573
Rampart Enhanced Core Equity Series	25,515	45,133
Strategic Allocation Series	27,450	37,544
Purchases and sales of long-term U.S. Government and agency securities during the period ended December 31, 2018, were as follows:
	Purchases	Sales
Newfleet Multi-Sector Intermediate Bond Series	$11,046	$11,514
Strategic Allocation Series	2,378	3,711
Note 6. Capital Share Transactions
($ reported in thousands)
Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:
	Duff & Phelps International Series
	Year Ended December 31, 2018		Year Ended December 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Sale of shares	335	$ 4,004	251	$ 2,956
Reinvestment of distributions	435	4,848	233	2,824
Shares repurchased	(1,806)	(22,396)	(2,051)	(24,234)
Net Increase / (Decrease)	(1,036)	$ (13,544)	(1,567)	$ (18,454)

VIRTUS VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018
Duff & Phelps International Series
	Year Ended December 31, 2018		Year Ended December 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Class I
Reinvestment of distributions	— (a)	$ 3	— (a)	$ 2
Net Increase / (Decrease)	— (a)	$ 3	— (a)	$ 2
(a)	Amount is less than $500.

	Duff & Phelps Real Estate Securities Series
	Year Ended December 31, 2018		Year Ended December 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Sale of shares	178	$ 3,243	197	$ 4,023
Reinvestment of distributions	358	6,458	440	8,557
Shares repurchased	(582)	(10,732)	(604)	(12,298)
Net Increase / (Decrease)	(46)	$ (1,031)	33	$ 282
Class I
Sale of shares	3	$ 50	3	$ 53
Reinvestment of distributions	1	21	1	22
Shares repurchased	(2)	(28)	(3)	(56)
Net Increase / (Decrease)	2	$ 43	1	$ 19

	KAR Capital Growth Series
	Year Ended December 31, 2018		Year Ended December 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Sale of shares	73	$ 2,380	116	$ 3,454
Reinvestment of distributions	889	24,960	301	9,483
Shares repurchased	(797)	(26,497)	(976)	(28,020)
Net Increase / (Decrease)	165	$ 843	(559)	$ (15,083)

	KAR Small-Cap Growth Series
	Year Ended December 31, 2018		Year Ended December 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Sale of shares	119	$ 4,029	51	$ 1,300
Reinvestment of distributions	508	14,632	163	4,642
Shares repurchased	(396)	(12,951)	(352)	(8,897)
Net Increase / (Decrease)	231	$ 5,710	(138)	$ (2,955)
Class I
Sale of shares	79	$ 2,529	69	$ 1,671
Reinvestment of distributions	21	617	4	105
Shares repurchased	(29)	(932)	(25)	(626)
Net Increase / (Decrease)	71	$ 2,214	48	$ 1,150

VIRTUS VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018
	KAR Small-Cap Value Series
	Year Ended December 31, 2018		Year Ended December 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Sale of shares	79	$ 1,272	66	$ 1,167
Reinvestment of distributions	618	8,965	751	13,015
Shares repurchased	(757)	(12,729)	(1,057)	(18,576)
Net Increase / (Decrease)	(60)	$ (2,492)	(240)	$ (4,394)

	Newfleet Multi-Sector Intermediate Bond Series
	Year Ended December 31, 2018		Year Ended December 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Sale of shares	832	$ 7,717	1,809	$ 17,075
Reinvestment of distributions	549	4,818	614	5,734
Shares repurchased	(2,440)	(22,403)	(2,246)	(21,187)
Net Increase / (Decrease)	(1,059)	$ (9,868)	177	$ 1,622
Class I
Sale of shares	5	$ 45	149	$ 1,404
Reinvestment of distributions	4	31	6	59
Shares repurchased	(75)	(690)	(34)	(322)
Net Increase / (Decrease)	(66)	$ (614)	121	$ 1,141

	Rampart Enhanced Core Equity Series
	Year Ended December 31, 2018		Year Ended December 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Sale of shares	110	$ 1,268	70	$ 907
Reinvestment of distributions	93	1,020	1,735	21,074
Shares repurchased	(1,188)	(13,892)	(1,255)	(16,192)
Net Increase / (Decrease)	(985)	$ (11,604)	550	$ 5,789

	Strategic Allocation Series
	Year Ended December 31, 2018		Year Ended December 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Sale of shares	44	$ 575	43	$ 531
Reinvestment of distributions	398	4,684	199	2,442
Shares repurchased	(1,040)	(13,444)	(1,131)	(13,515)
Net Increase / (Decrease)	(598)	$ (8,185)	(889)	$ (10,542)

VIRTUS VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018
Note 7. 10% Shareholders
As of December 31, 2018, each Series had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Series as detailed below:
	% of Shares Outstanding	Number of Accounts
Duff & Phelps International Series	98%	2
Duff & Phelps Real Estate Securities Series	86	2
KAR Capital Growth Series	100	2
KAR Small-Cap Growth Series	94	2
KAR Small-Cap Value Series	100	2
Newfleet Multi-Sector Intermediate Bond Series	90	3
Rampart Enhanced Core Equity Series	99	2
Strategic Allocation Series	100	2
Note 8. Credit Risk and Asset Concentration
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Series’ ability to repatriate such amounts.
High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadvisers to accurately predict risk.
Certain Series may invest in ETFs, which may expose the Series to the risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the Series of owning shares of the ETF will exceed those the Series would incur by investing in such securities directly.
Investing in sector funds or non-diversified funds may be more volatile than investing in broadly diversified funds, and may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if it were more broadly diversified.
Certain Series’ may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Series, positive or negative, than if the Series did not concentrate its investments in such sectors.
At December 31, 2018, the Series below held securities issued by various companies in specific sectors as detailed below:
Series	Sector	Percentage of Total Investments
Duff & Phelps International Series	Financials	26%
KAR Capital Growth Series	Consumer Discretionary	27
Note 9.  Indemnifications
Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its series. In addition, in the normal course of business, the Trust and the Funds enter into contracts that provide a variety of indemnifications to other parties. The Trust’s and/or the Series’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust or the Series and that have not occurred. However, neither the Trust nor the Series have had prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote.
Note 10. Restricted Securities
($ reported in thousands)
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category.
Each Series will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.
The following Series held securities considered to be restricted at December 31, 2018:
Series	Investments	Date of Acquisition	Cost	Value	Percentage of Net Assets
KAR Capital Growth Series	BDC Payments Holdings, Inc	12/21/18	$2,417	2,417	1.3%

VIRTUS VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018
Series	Investments	Date of Acquisition	Cost	Value	Percentage of Net Assets
Strategic Allocation Series	BDC Payments Holdings, Inc	12/21/18	$ 460	460	0.6%
At December 31, 2018, the Series did not hold any securities that were restricted except as noted in the table above.
Note 11. Redemption Facility
($ reported in thousands)
On September 18, 2017, the Series and certain other affiliated funds entered into a $150,000 unsecured line of credit (“Credit Agreement”). This Credit Agreement, as amended, is with a commercial bank that allows the Series to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third of total net assets for Duff & Phelps International Series, KAR Capital Growth Series, KAR Small-Cap Growth Series, KAR Small-Cap Value Series, Newfleet Multi-Sector Intermediate Bond Series, Rampart Enhanced Core Equity Series, and Strategic Allocation Series or one-fifth of total net assets for Duff & Phelps Real Estate Securities Series in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days and has been renewed for a period up to March 14, 2019. Interest is charged at the higher of the LIBOR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Series and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the line of credit. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.
The Series had no outstanding borrowings at any time during the period ended December 31, 2018.
Note 12. Federal Income Tax Information
$ reported in thousands
At December 31, 2018, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Series were as follows:
Series	Federal tax cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Duff & Phelps International Series	$140,267	$16,522	$ (22,059)	$ (5,537)
Duff & Phelps Real Estate Securities Series	52,563	16,389	(3,775)	12,614
KAR Capital Growth Series	115,356	76,626	(7,924)	68,702
KAR Small-Cap Growth Series	47,390	37,729	(1,446)	36,283
KAR Small-Cap Value Series	54,130	19,745	(5,653)	14,092
Newfleet Multi-Sector Intermediate Bond Series	121,853	434	(6,971)	(6,537)
Rampart Enhanced Core Equity Series (Including Purchased Options)	80,417	10,373	(6,009)	4,364
Rampart Enhanced Core Equity Series (Written Options)	(54)	—	—	—
Strategic Allocation Series	73,640	9,774	(4,494)	5,280
Certain Series have capital loss carryovers available to offset future realized capital gains, through the indicated expiration dates shown below:
	No Expiration		Total
	Short - Term	Long-Term	Short - Term	Long-Term
Duff & Phelps International Series	$6,485	$ —	$6,485	$ —
Newfleet Multi-Sector Intermediate Bond Series	511	3,372	511	3,372
Rampart Enhanced Core Equity Series	2,329	4,024	2,329	4,024
For the year ended December 31, 2018, the following Series utilized losses deferred in prior years against current year capital gains:
Series
Duff & Phelps International Series	$ 2,882
Capital losses realized after October 31 and certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal period ended December 31, 2018, the following Series deferred and recognized qualified late year losses as follows:

VIRTUS VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018
Series	Late Year Ordinary Losses Deferred	Late Year Ordinary Losses Recognized	Capital Loss Deferred	Capital Loss Recognized
Duff & Phelps International Series	$ 471	$ —	$ 3,287	$ —
KAR Capital Growth Series	—	—	53	—
KAR Small-Cap Value Series	—	—	470	—
Newfleet Multi-Sector Intermediate Bond Series	40	—	265	(27)
Rampart Enhanced Core Equity Series	—	—	561	—
Strategic Allocation Series	18	—	119	—
The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the beginning of this note) consist of the following:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Tax-Exempt Income
Duff & Phelps Real Estate Securities Series	$152	$ 440	$ —
KAR Capital Growth Series	—	2,103	—
KAR Small-Cap Growth Series	—	1,660	—
KAR Small-Cap Value Series	33	—	—
Rampart Enhanced Core Equity Series	26	—	—
The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
The tax character of dividends and distributions paid during the fiscal periods ended December 31, 2018 and 2017, was as follows:
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Duff & Phelps International Series
12/31/18	$ 4,852	$ —	$ —	$ 4,852
12/31/17	2,826	—	—	2,826
Duff & Phelps Real Estate Securities Series
12/31/18	1,320	5,159	—	6,479
12/31/17	1,692	6,887	—	8,579
KAR Capital Growth Series
12/31/18	—	24,960	—	24,960
12/31/17	—	9,483	—	9,483
KAR Small-Cap Growth Series
12/31/18	93	15,156	—	15,249
12/31/17	445	4,302	—	4,747
KAR Small-Cap Value Series
12/31/18	797	8,168	—	8,965
12/31/17	1,924	11,091	—	13,015
Newfleet Multi-Sector Intermediate Bond Series
12/31/18	4,849	—	—	4,849
12/31/17	5,793	—	—	5,793
Rampart Enhanced Core Equity Series
12/31/18	1,020	—	—	1,020
12/31/17	15,209	5,334	531	21,074
Strategic Allocation Series
12/31/18	1,424	3,261	—	4,685
12/31/17	1,796	646	—	2,442

VIRTUS VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018
For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Series. As of December 31, 2018, the Series recorded reclassifications to increase (decrease) the accounts as listed below:
	Capital Paid in on Shares of Beneficial Interest	Total Distributable Earnings (Loss)
KAR Capital Growth Series	$ (136)	$ 136
KAR Small-Cap Growth Series	(18)	18
Rampart Enhanced Core Equity Series	(4)	4
Note 13. Regulatory Matters and Litigation
From time to time, the Trust, the Series’ Adviser and/or subadvisers and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Series’ Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.
Note 14. Recent Accounting Pronouncement
In March 2017, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. This ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. This ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.
In August 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. This ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. For public companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of ASU No. 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.
Note 15. Mixed and Shared Funding
Shares of the Series are not directly offered to the public. Shares of the Series are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by participating insurance companies. The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in U.S. federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The Trust’s Trustees do not foresee any such differences or disadvantages at this time. However, the Trust’s Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the Series, or shares of another Series may be substituted.
Note 16. Subsequent Events
Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in these financial statement

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Virtus Variable Insurance Trust and Shareholders of Virtus Duff & Phelps International Series, Virtus Duff & Phelps Real Estate Securities Series, Virtus KAR Capital Growth Series, Virtus KAR Small-Cap Growth Series, Virtus KAR Small-Cap Value Series, Virtus Newfleet Multi-Sector Intermediate Bond Series, Virtus Rampart Enhanced Core Equity Series and Virtus Strategic Allocation Series
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Virtus Duff & Phelps International Series, Virtus Duff & Phelps Real Estate Securities Series, Virtus KAR Capital Growth Series, Virtus KAR Small-Cap Growth Series, Virtus KAR Small-Cap Value Series, Virtus Newfleet Multi-Sector Intermediate Bond Series, Virtus Rampart Enhanced Core Equity Series and Virtus Strategic Allocation Series (constituting Virtus Variable Insurance Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 20, 2019
We have served as the Virtus Mutual Funds’ auditor since at least 1977. We have not been able to determine the specific year we began serving as auditor.

VIRTUS VARIABLE INSURANCE TRUST
TAX INFORMATION NOTICE (Unaudited)
December 31, 2018
For the fiscal year ended December 31, 2018, the Series make the following disclosures for federal income tax purposes: the percentages of ordinary income dividends earned by the Series which qualifies for the dividends received deduction (“DRD”) for corporate shareholders; the actual percentage of DRD for the calendar year will be designated in year-end tax statements. The Series designate the amounts below as long term capital gains dividends (“LTCG”) taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amounts, if subsequently different, will be designated in the next annual report.
	DRD	LTCG
Duff & Phelps International Series	4%	$ —
Duff & Phelps Real Estate Securities Series	—	4,520
KAR Capital Growth Series	—	22,547
KAR Small-Cap Growth Series	—	14,220
KAR Small-Cap Value Series	100	6,057
Rampart Enhanced Core Equity Series	100	6
Strategic Allocation Series	27	2,799

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES
The Board of Trustees (the “Board”) of Virtus Variable Insurance Trust (the “Trust”) is responsible for determining whether to approve the establishment and continuation of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Virtus Investment Advisers, Inc. (“VIA”) and of each subadvisory agreement (each, a “Subadvisory Agreement” and collectively, the “Subadvisory Agreements”) (together with the Advisory Agreement, the “Agreements”) with respect to the series (individually and collectively, the “Series”) of the Trust. At in-person meetings held on October 30, 2018 and November 13-15, 2018 (the “Meetings”), the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (such Act, the “1940 Act” and such Trustees, the “Independent Trustees”), considered and approved the continuation of each Agreement due for renewal as further discussed below. In addition, prior to the Meetings, the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided.
In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and each subadviser (each, a “Subadviser” and collectively, the “Subadvisers”) which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of each applicable Series and its respective shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadvisers with respect to the Series they manage. The Board noted the affiliation of the Subadvisers with VIA and any potential conflicts of interest.
The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the applicable Series and its shareholders. In their deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Independent Trustees also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
In considering whether to approve the renewal of the Agreements with respect to each Series, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Series by VIA and each of the Subadvisers; (2) the performance of the Series as compared to an appropriate peer group and an appropriate index; (3) the level and method of computing each Series’ advisory and subadvisory fees, and comparisons of the Series’ advisory fee rates with those of a group of funds with similar investment objective(s); (4) the profitability of VIA under the Advisory Agreement; (5) any “fall-out” benefits to VIA, the Subadvisers and their affiliates (i.e., ancillary benefits realized by VIA, the Subadvisers or their affiliates from VIA’s or the applicable Subadviser’s relationship with the Trust); (6) the anticipated effect of growth in size on each Series’ performance and expenses; (7) fees paid to VIA and the Subadvisers by comparable accounts, as applicable; (8) possible conflicts of interest; and (9) the terms of the Agreements.
Nature, Extent and Quality of Services
The Trustees received in advance of the Meetings information provided by VIA and each Subadviser, including completed questionnaires concerning a number of topics, including such company’s investment philosophy, resources, operations and compliance structure. The Trustees also received a presentation by VIA’s senior management personnel, during which among other items, VIA’s history, investment process, investment strategies, personnel, compliance procedures and the firm’s overall performance were reviewed and discussed. The Trustees noted that the Series are managed using a “manager of managers” structure that generally involves the use of one or more subadvisers to manage some or all of a Series’ portfolio. Under this structure, VIA is responsible for oversight of the Series’ investment programs and day-to-day operations and for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Advisory Agreement with VIA, the Board considered VIA’s process for supervising and managing subadvisers, including (a) VIA’s ability to select and monitor the subadvisers; (b) VIA’s ability to provide the services necessary to monitor the subadvisers’ compliance with the Series’ respective investment objective(s), policies and restrictions as well as provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Series; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VIA and its affiliates to the Series; (e) VIA’s supervision of the Series’ other service providers; and (f) VIA’s risk management processes. It was noted that affiliates of VIA serve as administrator and distributor to the Series. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties through Board meetings, discussions and reports during the preceding year, as well as information from the Trust’s Chief Compliance Officer regarding the Series’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
With respect to the services provided by each of the Subadvisers, the Board considered information provided to the Board by each Subadviser, including each Subadviser’s Form ADV, as well as information provided throughout the past year. With respect to the Subadvisory Agreements, the Board noted that each Subadviser provided portfolio management, compliance with the respective Series’ investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VIA’s and the Subadvisers’ management of the Series is subject to the oversight of the Board and must be carried out in accordance with the investment objectives, policies and restrictions set forth in the Series’ prospectuses and statement of additional information. In considering the renewal of the Subadvisory Agreements, the Board also considered each Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the respective Series; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account each Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES (Continued)
After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VIA and each Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the applicable Series.
Investment Performance
The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Broadridge Report”) for the Series prepared by Broadridge, an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report presented each Series’ performance relative to a peer group of other mutual funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on each Series’ performance. The Board evaluated each Series’ performance in the context of the considerations that a “manager of managers” structure requires. The Board noted that it also reviews on a quarterly basis detailed information about the Series’ performance results and portfolio composition, as well as each Subadviser’s investment strategy. The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser’s performance record with respect to the Series it subadvises. The Board was mindful of VIA’s focus on each Subadviser’s performance and noted VIA’s performance in monitoring and responding to any performance issues with respect to the Series. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Series.
The Board considered, among other performance data, the information set forth below with respect to the performance of each Series for the period ended June 30, 2018:
Virtus Duff & Phelps International Series. The Board noted that the Series outperformed the median of its Performance Universe and its benchmark for the 1- year period and underperformed the median of its Performance Universe and underperformed its benchmark for the 3-, 5- and 10-year periods. The Board took into account management’s discussion of the Series’ performance, including the Subadviser’s investment style in certain market environments and actions taken to address the Series’ performance, including the replacement of the Series’ subadviser in November 2015 before the Series’ portfolio manager moved from one affiliated subadviser to another in September 2016. The Board also noted that because the Series’ subadviser changed in November 2015, all of the performance data shown for the period prior to that date reflected the performance of a prior subadviser.
Virtus Duff & Phelps Real Estate Securities Series. The Board noted that the Series outperformed the median of its Performance Universe for the 1-, 3-, 5- and 10-year periods . The Board also noted that the Series underperformed its benchmark for the 3-, 5- and 10-year periods and outperformed its benchmark for the 1-year period. The Board took into account management’s discussion of the factors that contributed to the Series’ performance over the relevant periods.
Virtus KAR Capital Growth Series. The Board noted that the Series underperformed the median of its Performance Universe for the 10-year period and outperformed the median of its Performance Universe for the 1-, 3- and 5- year periods. The Board also noted that the Series underperformed its benchmark for the 3- and 10-year periods and outperformed its benchmark for the 1- and 5-year periods. The Board took into account management’s discussion of the Series’ performance, including the Subadviser’s investment style in certain market environments and any actions taken to address the Series’ performance, including the replacement of the Series’ subadviser in November 2010 and September 2011 and change in the Series’ portfolio manager in November 2011. The Board also noted that because the Series’ subadviser changed in November 2010 and September 2011, 10-year performance data in part reflects the performance of prior subadvisers.
Virtus KAR Small-Cap Growth Series. The Board noted that the Series outperformed the median of its Performance Universe and its benchmark for the 1-, 3-, 5- and 10-year periods.
Virtus KAR Small-Cap Value Series. The Board noted that the Series outperformed the median of its Performance Universe and its benchmark for the 3- and 5-year periods and underperformed the median of its Performance Universe and its benchmark for the 1- and 10-year periods. The Board took into account management’s discussion of the Series’ performance, including the impact of market conditions on the Series’ performance and the Subadviser’s investment style in certain market environments as well as the type of fund. The Board noted that because the Series’ subadviser changed in November 2010, 10-year performance data in part reflects the performance of a prior subadviser.
Virtus Newfleet Multi-Sector Intermediate Bond Series. The Board noted that the Series outperformed the median of its Performance Universe and its benchmark for the 1-, 3-, 5- and 10-year periods.
Virtus Rampart Enhanced Core Equity Series. The Board noted that the Series underperformed the median of its Performance Universe and underperformed its benchmark for the 1-, 3-, 5- and 10-year periods. The Board took into account management’s discussion of the Series’ performance and any actions taken to address the Series’ performance, including the replacement of the Series’ subadviser in September 2016. The Board noted that because the Series’ subadviser changed in September 2016, performance data prior to that date reflects the performance of a prior subadviser.
Virtus Strategic Allocation Series. The Board noted that the Series underperformed the median of its Performance Universe for the 3-year period and outperformed the median of its Performance Universe for the 1-, 5- and 10-year periods. The Board also noted that the Series underperformed its benchmark for the 3-, 5- and 10-year periods and outperformed its benchmark for the 1- year period. The Board took into account management’s discussion of the factors that contributed to the Series’ performance over the relevant periods and any actions taken to address the Series’ performance, including the replacement of one of the Series’ Subadvisers in September 2016. The Board noted that because one of the Series’ subadvisers was replaced in September 2016, performance data prior to that date in part reflects the performance of that prior subadviser.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES (Continued)
After reviewing these and related factors, the Board concluded that each Series’ overall performance was satisfactory, or where noted above, action was being taken to address performance.
Management Fees and Total Expenses
The Board considered the fees charged to the Series for advisory services as well as the total expense levels of the Series. This information included comparisons of each Series’ gross management fee and net total expense level to those of its peer group (the “Expense Group”). In comparing each Series’ gross management fee to that of comparable funds, the Board noted that in the materials presented such fee included both advisory and administrative fees. The Board also noted that all of the Series had fee waivers and/or expense caps in place to limit the total expenses incurred by the Series and their shareholders. The Board also noted that the subadvisory fees were paid by VIA out of its management fees rather than paid separately by the Series. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fee. The Board also took into account the size of each of the Series and the impact on expenses. The Subadvisers provided, and the Board considered, fee information of comparable accounts managed by the Subadvisers, as applicable.
In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to each Series’ fees and expenses. In each case, the Board took into account management’s discussion of the Series’ expenses, including the type and size of the Series relative to the other series in its Expense Group.
Virtus Duff & Phelps International Series. The Board considered that the Series’ gross management fee was above the median of the Expense Group and net total expenses were above the median of the Expense Group. The Board took into account management’s discussion of the Series’ expenses.
Virtus Duff & Phelps Real Estate Securities Series. The Board considered that the Series’ gross management fee and net total expenses after waivers were above the median of the Expense Group. The Board took into account management’s discussion of the Series’ expenses, including that VIA had waived a portion of its management fee and/or reimbursed expenses for the Series.
Virtus KAR Capital Growth Series. The Board considered that the Series’ gross management fee and net total expenses after waivers were above the median of the Expense Group. The Board took into account management’s discussion of the Series’ expenses, including that VIA had waived a portion of its management fee and/or reimbursed expenses for the Series.
Virtus KAR Small-Cap Growth Series. The Board considered that the Series’ gross management fee and net total expenses after waivers were above the median of the Expense Group. The Board took into account management’s discussion of the Series’ expenses, including that VIA had waived a portion of its management fee and/or reimbursed expenses for the Series.
Virtus KAR Small-Cap Value Series. The Board considered that the Series’ gross management fee and net total expenses after waivers were above the median of the Expense Group. The Board took into account management’s discussion of the Series’ expenses, including that VIA had waived a portion of its management fee and/or reimbursed expenses for the Series and that a lower expense cap was proposed by management.
Virtus Newfleet Multi-Sector Intermediate Bond Series. The Board considered that the Series’ gross management fee was below the median of the Expense Group and net total expenses were equal to the median of the Expense Group. The Board took into account management’s discussion of the Series’ expenses.
Virtus Rampart Enhanced Core Equity Series. The Board considered that the Series’ gross management fee was above the median of the Expense Group and net total expenses after waivers were below the median of the Expense Group. The Board took into account management’s discussion of the Series’ expenses, including that VIA had waived a portion of its management fee and/or reimbursed expenses for the Series.
Virtus Strategic Allocation Series. The Board considered that the Series’ gross management fee was below the median of the Expense Group and net total expenses after waivers were equal to the median of the Expense Group.
The Board concluded that the advisory and subadvisory fees for each Series, including with any proposed amendments, were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.
Profitability
The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability, as well as on a Series-by-Series basis, of VIA for its management of the Trust, as well as its profits and those of its affiliates for managing and providing other services to the Trust, such as distribution and administrative services provided to the Series by a VIA affiliate. In addition to the fees paid to VIA and its affiliates, including the applicable Subadvisers, the Board considered any other benefits derived by VIA or its affiliates from their relationships with the Series. The Board reviewed the methodology used to allocate costs to each Series, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from each Series was reasonable in light of the quality of the services rendered to the Series by VIA and its affiliates.
In considering the profitability to the Subadvisers in connection with their relationship to the Series, the Board noted that the fees under the Subadvisory Agreements are paid by VIA out of the fees that VIA receives under the Advisory Agreement, so that Series shareholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by VIA to the affiliated Subadvisers, the Board noted that, because such Subadvisers are affiliates of VIA, such profitability might be directly or indirectly shared by VIA. For each of the above reasons, the Board concluded that the profitability to the Subadvisers and their affiliates from their relationships with the Series was not a material factor in approval of the Subadvisory Agreements.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES (Continued)
Economies of Scale
The Board received and discussed information concerning whether VIA realizes economies of scale as the Series’ assets grow. The Board noted that the management fees for most of the Series included breakpoints based on assets under management, and that fee waivers and/or expense caps were also in place for all of the Series. The Board also took into account management’s discussion of the Series’ management fee and subadvisory fee structure, including with respect to the Series that does not currently have breakpoints. The Board also took into account the current size of each Series. The Board also noted that VIA had agreed to implement an extension of each Series’ expense cap through April 30, 2020. The Board then concluded that no additional changes to the advisory fee structure of the Series were necessary at this time. The Board noted that VIA and the Series may realize certain economies of scale if the assets of the Series were to increase, particularly in relationship to certain fixed costs, and that shareholders of the Series would have an opportunity to benefit from these economies of scale.
For similar reasons as stated above with respect to the Subadvisers’ profitability, and based upon the current size of the Series managed by each Subadviser, the Board concluded that the potential for economies of scale in the Subadvisers’ management of the Series was not a material factor in the approval of the Subadvisory Agreements at this time.
Other Factors
The Board considered other benefits that may be realized by VIA and each Subadviser and their affiliates from their relationships with the applicable Series. Among them, the Board recognized that VP Distributors, LLC, an affiliate of VIA and the Subadvisers, serves as the distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Series to compensate it for providing selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board noted that an affiliate of VIA and the Subadvisers also provides administrative services to the Trust. The Board noted management’s discussion of the fact that, while the Subadvisers are affiliates of VIA, there are no other direct benefits to the Subadvisers or VIA in providing investment advisory services to the Series, other than the fee to be earned under the Subadvisory Agreement. There may be certain indirect benefits gained, including to the extent that serving the Series could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.
Conclusion
Based on all of the foregoing considerations, the Board, including a majority of the Independent Trustees, determined that approval of each Agreement, as amended, was in the best interests of each of the applicable Series and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements, as amended, with respect to each Series.

FUND MANAGEMENT TABLES (Unaudited)
Information pertaining to the Trustees and officers of the Trust as of the date the financial statements were available for issuance, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.
The address of each individual, unless otherwise noted, is c/o Virtus Variable Insurance Trust, One Financial Plaza, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.
Independent Trustees
Name, Year of Birth, Length of Time Served and Number of Portfolios in Complex	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Brown, Thomas J. YOB: 1945 Served Since: 2011 70 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (58 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (8 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).
Burke, Donald C. YOB: 1960 Served Since: 2016 74 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (58 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Harris, Sidney E. YOB: 1949 Served Since: 2017 70 Portfolios	Professor and Dean Emeritus (since April 2015), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (58 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2013), KIPP Metro Atlanta; Trustee (since 1999) Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Trustee (since 2012), International University of the Grand Bassam; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 1999 70 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm), Real Property Practice Group; and Member (since 2014), Counselors of Real Estate. Trustee (since 2016), Virtus Mutual Fund Family (58 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McClellan, Hassell H. YOB: 1945 Served Since: 2008 70 Portfolios	Retired (since 2013); and Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College. Chairperson of the Board (since 2017) and Trustee (since 2000), John Hancock Fund Complex (collectively, 227 portfolios); Trustee (since 2016), Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2015), Virtus Mutual Fund Family (58 portfolios); Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); and Trustee (since 2008), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2017 70 Portfolios	Retired (since 2013); and Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); Vice President and Controller (1999 to 2007), The Coca-Cola Company. Trustee (since 2017), Virtus Mutual Fund Family (58 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2014), Total System Services, Inc.; and Trustee (2005 to 2017), RidgeWorth Funds.
McLoughlin, Philip YOB: 1946 Served Since: 2003 78 Portfolios	Retired. Director and Chairman (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Director and Chairman (since 2014) Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (58 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2015 74 Portfolios	Retired. Trustee (since 2016), Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Family (58 portfolios).
Oates, James M. YOB: 1946 Served Since: 2016 74 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee (since 2016), Virtus Variable Insurance Trust (8 portfolios); Director (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2011), Virtus Global Multi-Sector Income Fund; Trustee (since 2005) and Chairman (2005 to 2017), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (58 portfolios).
Segerson, Richard E. YOB: 1948 Served Since: 2016 70 Portfolios	Retired; and Managing Director (1998 to 2013), Northway Management Company. Trustee (since 2016), Virtus Alternative Solutions Trust (4 portfolios) and Virtus Variable Insurance Trust (8 portfolios); and Trustee (since 1983), Virtus Mutual Fund Family (58 portfolios)..

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Independent Trustees (continued)
Interested Trustee
Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Elected: 2012 75 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II (1 portfolio); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Virtus Global Funds, PLC (4 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (58 portfolios); and Director, President and Chief Executive Officer (since 2006), Virtus Global Dividend & Income Fund Inc. and Virtus Total Return Fund Inc.
* Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.
Officers of the Trust Who Are Not Trustees
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter YOB: 1970	Senior Vice President (since 2017), Vice President (2008 to 2017).	Senior Vice President (since 2017) and Vice President (2008 to 2017), Product Development, Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Virtus Asset Trust and Virtus Retirement Trust; Senior Vice President (since 2017) and Vice President (2008 to 2017), Virtus Equity Trust and Virtus Opportunities Trust; Senior Vice President (since 2017) and Vice President (2010 to 2017), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017) and Vice President (2016 to 2017), Virtus Global Multi-Sector Income Fund and Duff & Phelps Select Energy MLP Fund Inc.; and Senior Vice President (since 2017) and Vice President (2013 to 2017), Virtus Alternative Solutions Trust.
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer and Chief Financial Officer (since 2010), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Officers of the Trust Who Are Not Trustees (continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013).	Vice President and Senior Counsel (2017 to Present), Senior Vice President (2009 to 2017), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Senior Vice President(2013 to 2014), Vice President(2011 to 2013), Virtus Global Multi-Sector Income Fund; Assistant Secretary (since 2015), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; Secretary (since 2015), ETFis Series Trust I; and Secretary (since 2015), Virtus ETF Trust II.
Engberg, Nancy J. YOB: 1956	Senior Vice President (since 2017); Vice President (2011 to 2017); and Chief Compliance Officer (since 2011).	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2016) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Fromm, Jennifer S. YOB: 1973	Vice President, Chief Legal Officer and Secretary (since 2013).	Vice President (since 2016) and Senior Counsel (since 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Vice President (since 2017) and Assistant Secretary (since 2008), Virtus Asset Trust, Virtus Equity Trust, Virtus Opportunities Trust and Virtus Retirement Trust; Vice President, Chief Legal Officer, and Secretary of Virtus Variable Insurance Trust (since 2013); and Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Alternative Solutions Trust.
Short, Julia R. YOB: 1972	Senior Vice President (since 2017).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Virtus Mutual Fund Family; Senior Vice President (since 2018), Virtus Closed-End Funds; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008 to 2013).	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

Virtus KAR Small-Cap Value Series, (the “Series”)
a series of Virtus Variable Insurance Trust
Supplement dated November 30, 2018, to the Summary Prospectus and Statutory Prospectus, each dated April 30, 2018
Important Notice to Investors
Effective December 1, 2018, the Series’ investment adviser, Virtus Investment Advisers, Inc., will implement a more favorable expense limitation arrangement. This change is described in more detail below.
Under “Fees and Expenses” in the series’ summary prospectus and the summary section of the series’ statutory prospectus, the “Annual Series Operating Expenses” table and associated footnotes will be replaced with the following:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A
Management Fees	0.90%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	1.34%
Less: Expense Reimbursement(a)	(0.24%)
Total Annual Series Operating Expenses After Expense Reimbursement(a)	1.10%

(a)	The Series’ investment adviser has contractually agreed to limit the Series’ total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 1.10% through April 30, 2020. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years after the date on which incurred or waived.
Under “Fees and Expenses”, the “Example” table will be hereby replaced with the following:
	1 Year	3 Years	5 Years	10 Years
Class A	$112	$401	$711	$1,592
In the section “Management of the Series” under the heading “The Adviser” beginning on page 5 of the statutory prospectus, the second paragraph under the table will be replaced with the following:
The Trust has entered into an expense limitation agreement with VIA whereby VIA has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) to the extent that such expenses exceed 1.10% of the Series’ average net assets. This expense limitation agreement is in place through April 30, 2020. After April 30, 2020, VIA may discontinue this expense reimbursement arrangement at any time. Under certain conditions VIA may recapture operating expenses reimbursed under an expense reimbursement arrangement for a period of three years after the date on which incurred or waived.
Investors should retain this supplement with the Prospectuses for future reference.
VVIT 8506/KARSCV NewExpCaps (11/18)

VIRTUS VARIABLE INSURANCE TRUST
One Financial Plaza
Hartford, CT 06103-2608
Trustees
Philip R. McLoughlin, Chairman
George R. Aylward
Thomas J. Brown
Donald C. Burke
Sidney E. Harris
John R. Mallin
Hassell H. McClellan
Connie D. McDaniel
Geraldine M. McNamara
James M. Oates
Richard E. Segerson
Officers
George R. Aylward, President
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
Kevin J. Carr, Senior Vice President
Nancy J. Engberg, Senior Vice President and Chief Compliance Officer
Jennifer Fromm, Vice President, Chief Legal Officer, Counsel and Secretary
Julia R. Short, Senior Vice President
Francis G. Waltman, Executive Vice President
Investment Adviser
Virtus Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Principal Underwriter
VP Distributors, LLC
One Financial Plaza
Hartford, CT 06103-2608
Administrator and Transfer Agent
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103-2608
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Independent Registered PublicAccounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Mutual Fund Services	1-800-367-5877
Website	Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874
Providence, RI 02940-8074
For more information about Virtus Variable Insurance Trust,
please contact us at 1-800-367-5877, or Virtus.com.
8510	02-19

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d)

The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that each of Thomas J. Brown, Donald C. Burke, Connie D. McDaniel and Richard E. Segerson possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Each of Messrs. Brown, Burke and Segerson is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

•

Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $141,920 for 2018 and $207,494 for 2017.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $22,377 for 2018 and $9,729 for 2017. Such audit-related fees include out of pocket expenses and system conversion fees.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $61,941 for 2018 and $0 for 2017.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2018 and $0 for 2017.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Variable Insurance Trust (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. The Audit Committee must approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Mr. Thomas J. Brown, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person Audit Committee meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $84,318 for 2018 and $9,729* for 2017.

* Prior year fees were restated to remove non-audit fees paid by affiliated registrants not requested by the item.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b))

and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Variable Insurance Trust

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	3/8/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	3/8/2019

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer and Treasurer
(principal financial officer)

Date	3/8/2019

* Print the name and title of each signing officer under his or her signature.